As filed with the Securities and Exchange Commission on March 28, 2013

Registration No. 333-167019

811-4113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 3

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 213

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.)

Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

38500 Woodward Avenue

Bloomfield Hills, Michigan 48304

(Address of Depositor’s Principal Executive Offices)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esquire

John Hancock Life Insurance Company (U.S.A.)

601 Congress Street

Boston, MA 02210-2805

(Name and Address of Agent for Service)

Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph(b) of Rule 485
☒	on April 27, 2013, pursuant to paragraph(b) of Rule 485
☐	60 days after filing pursuant to paragraph(a)(1) of Rule 485
☐	On , pursuant to paragraph(a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

GIFL Select IRA Rollover Variable Annuity Prospectus

April 27, 2013

This Prospectus describes interests in GIFL Select IRA Rollover single payment, deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Select IRA Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a GIFL Select Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) Select lifetime income benefit feature to a traditional IRA or to a Roth IRA.

Variable Investment Options. When you purchase a Contract, you invest your GIFL Select Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST
Core Fundamental Holdings Trust
Core Global Diversification Trust
Core Strategy Trust Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Money Market Trust[1]
Ultra Short Term Bond Trust

[1]	The Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) John Hancock Annuities Service Center		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK John Hancock Annuities Service Center
For Applications Only:	Mailing Address	For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	PO Box 111	380 Stuart Street, 5th Floor	PO Box 111
Boston, MA 02116	Boston, MA 02117-0111	Boston, MA 02116	Boston, MA 02117-0111
www.jhrollover.com/select		www.jhrollover.com/select
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5444	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029		(800) 551-2078
www.jhannuities.com		www.jhannuitiesnewyork.com

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Age 59 1/2 Trigger: For single-life Contracts, the Contract Anniversary Date immediately preceding the Covered Person’s turning age 59 1/2.

Age 65 Trigger: The Contract Anniversary Date immediately preceding the Covered Person’s 65th birthday for single-life Contracts, or the younger Covered Person’s 65th birthday for joint-life Contracts.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 380 Stuart Street, 5th Floor, Boston, MA 02116; for all other transactions, 27 DryDock Avenue Suite 3, Boston, MA 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Benefit Enhancement: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe an increase in the Benefit Base. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: A co-Annuitant is the natural person whose life is used, together with the life of an Annuitant, to determine eligibility for and the duration of a “spousal” guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person whose lifetime, together with the lifetime of an Annuitant, measures the duration of annuity payments involving two life contingencies. Please refer to “V. Description of the Contract” for more details. The co-Annuitant must be the spouse of the Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

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Continuation Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit under the Contract that we make available where a former participant and/or spouse of a former participant under a GIFL Select Retirement Plan received distributions under that plan and will continue to receive distributions under a Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit.”

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds certain limits under the guaranteed minimum withdrawal benefit and which, during periods of declining investment performance, may cause substantial reductions to or the loss of the guaranteed minimum withdrawal benefit. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL Select Account Value: The portion of the account value in a GIFL Select Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL Select Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Lifetime Income Benefit Rider, which allows the plan sponsor to offer a GIFL Select feature.

GIFL Select: A term we may use to describe the guaranteed minimum withdrawal benefit provided in the Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Select Retirement Plan.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal – Determination of Lifetime Income Date” in “V. Description of the Contract” for more details.

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Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: A distribution of a GIFL Select Account Value that is paid to us for the benefits provided by the Contract. You may use a distribution from only one GIFL Select Account Value to fund a Contract.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe the period when your Contract Value is less than the Lifetime Income Amount and we may begin to make payments to you of certain minimum guaranteed amounts. Please refer to “Settlement Phase” in “V. Description of the Contract” for more details.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her spouse. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Step-Up: A term used with the guaranteed minimum withdrawal benefit to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” for more details.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: A term used to describe the Benefit Base amount under the GIFL “Select” guarantee provision of the group annuity contract we issued to fund a GIFL Select Retirement Plan that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An investment option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a single Purchase Payment deferred Variable Annuity contract between you and the Company that may be purchased with a distribution from a GIFL Select Retirement Plan. A Contract may be purchased as a traditional IRA or as a Roth IRA, but not both. The Contract is “deferred” because it provides for payments to be made by us beginning on a future date, and it is “variable” because Contract Value may increase or decrease daily based upon your investment choices. The Contract also provides a guaranteed minimum withdrawal benefit that we call “GIFL Select.”

We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities. We use the word “Contract” in this prospectus to refer to both a certificate issued under a group contract in New York, and the individual contracts we issue outside of New York.

The Contract contains fees, investment options, GIFL Select benefits and limitations that may differ from the GIFL Select feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The Contract permits you to invest a distribution from your GIFL Select Account Value into a Variable Annuity Contract that you intend to use as a traditional IRA or as a Roth IRA. You invest Contract Value in Variable Investment Options that may increase or decrease in value. You may transfer among the Variable Investment Options and take withdrawals of Contract Value. The Contract also offers the GIFL Select feature (see “What is the GIFL Select feature under my Contract?” below), which allows you to transfer some or all of the Lifetime Income Amount protection we provided under your employer’s GIFL Select Retirement Plan.

Please refer to the section below entitled “What are some of the differences between the Contract and my GIFL Select Retirement Plan?” for a comparison of some of the features of your current plan and the Contract. You should also be aware that, if you leave your current employer, you may have more choices than purchasing a Contract. You may be able to leave your GIFL Select Retirement Plan account with your former employer, or you may be able to withdraw the money in the plan, or you may be able to transfer your account balance to your new employer’s plan.

In addition to providing access to a diverse selection of investment options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of periodic annuity payments that can begin on the Contract’s Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option that we make available. Annuity payments are made to you. We offer Fixed Annuity and Variable Annuity payment options. Variable Annuity payment amounts are variable, based on your investment choices. If you select annuity payments under the Contract, you will no longer be able to take withdrawals.

Before purchasing a Contract, you should carefully consider your liquidity needs and your desire and ability:

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to fund an early retirement, because you could lose benefits under the GIFL Select feature if you take withdrawals before the Lifetime Income Date, and you must satisfy “holding period” and age requirements before we will set a Lifetime Income Date (you could lose the GIFL Select guarantee if Withdrawal Amounts deplete your Contract Value, and any remaining Benefit Base, to zero); and

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to limit your annual withdrawal amounts to the Lifetime Income Amount after the applicable Lifetime Income Date, because withdrawals of Contract Value before then (and any Excess Withdrawal in any year after that) not only decrease your Lifetime Income guarantee, but may eliminate it.

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What are some of the differences between the Contract and my GIFL Select Retirement Plan?

Before you purchase a Contract, you should consider carefully the differences between the GIFL Select Retirement Plan, which is a defined contribution retirement plan, and the Contract, which is an individual retirement annuity contract. Some of the differences between the two products include:

•	A GIFL Select Retirement Plan is under the control of an employer, while you own and control the Contract outright.

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Your GIFL Select Retirement Plan may offer investment options in addition to those available with the GIFL Select feature, including a money market or a stable value investment option; no additional investment options are available with the Contract.

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A GIFL Select Retirement Plan has significantly different federal tax implications than a traditional IRA or a Roth IRA, governing such things as when contributions and distributions may be made. There may also be different state and local tax implications. Federal tax issues for IRAs are described in “VII. Federal Tax Matters.” You should consult with your own qualified tax advisor before purchasing a Contract.

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Fees may differ between the two products, both in amount and in timing. Fees for the GIFL Select Retirement Plan, including the fees for its underlying investment portfolios, vary from employer to employer. Ask your plan administrator for fee information applicable to your plan. All of the Contract’s fees, including the fees of its underlying Portfolios, are listed in “III. Fee Tables.”

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Both the GIFL Select Retirement Plan and the Contract offer Step-Up opportunities when establishing the Lifetime Income Amount. The Contract offers an additional Step-Up opportunity when you rollover to the Contract from the plan.

•	Distributions from the GIFL Select Retirement Plan and the Contract, if not a Roth IRA, must begin at age 70 1/2, although a plan can mandate an earlier age.

•	A GIFL Select Retirement Plan may allow loans.

You should also review your current employer’s retirement plan to determine its merits and your ability to contribute amounts to that plan.

The foregoing is not meant to be a complete list. For more information on your GIFL Select Retirement Plan and the Contract, you should consult with a qualified tax advisor and your plan administrator, and read your plan documents and this Prospectus.

What is the GIFL Select feature under my Contract?

The Contract permits you to choose how much Contract Value to withdraw at any time. We designed the GIFL Select feature of the Contract to guarantee that a Lifetime Income Amount will be available for annual withdrawals for as long as you live, starting on the Lifetime Income Date, even if your Contract Value declines to zero:

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We guarantee a Lifetime Income Amount of 4%–5% under single-life Contracts and 4.5% under joint-life Contracts for annual withdrawals during your retirement years. Before the guarantee begins, you must satisfy any remaining age requirements (i.e., either the “Age 59 1/2 Trigger” or the “Age 65 Trigger”) and “holding period” requirements (i.e., up to 5 years). (Please read the “Guaranteed Lifetime Income Withdrawal Benefit” section of this Prospectus for more information.)

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We provide a one time “Step-Up” opportunity at the time of the first withdrawal after the Lifetime Income Date to reflect favorable investment performance, if any, as of the prior Anniversary Date of the Contract.

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We may increase the Lifetime Income Amount to reflect annual Benefit Enhancements, if you defer taking withdrawals of Cash Value during a Contract Year. The current Benefit Enhancement Rate is equal to 3% of the Benefit Base in effect at the end of the immediately preceding Contract Year. The Contract’s Benefit Enhancement rate will not change once the Contract is issued. We may reduce the Benefit Enhancement Rate at any time for new Contracts issued on or after the date of notice of the reduction. We also may increase the Benefit Enhancement Rate by means of a promotional Benefit Enhancement Rate at any time for new Contracts. We may terminate this promotional Benefit Enhancement Rate at any time. Contracts that do not receive a promotional Benefit Enhancement will receive the Benefit Enhancement Rate in effect at the time the Contract is issued, which will never be less than 1%. Please refer to “V. Description of the Contract” for more details.

•	We may decrease the Lifetime Income Amount if you take Excess Withdrawals.

You must satisfy certain conditions and make certain choices, however, to fully benefit from the GIFL Select feature guarantee. You must satisfy the age and holding period requirements specified above before we set the first available Lifetime Income Date and calculate a Lifetime Income Amount. If you take any withdrawal before we set the first available Lifetime Income Date, we will reduce the amounts we use to calculate the Lifetime Income Amount. If you take annual withdrawals after we set the Lifetime Income Date that are in excess of the Lifetime Income Amount, we will reduce the amounts we use to calculate the Lifetime Income Amount for future Contract Years.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details, including examples to describe how the benefit works and the impact of Excess Withdrawals.

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How can I invest money in the Contract?

We use the term “Purchase Payment” to refer to the investments you make in the Contract, which must come from the distribution of a GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. Your Purchase Payment for a Contract cannot include distributions from other accounts under the Plan. If you are the surviving spouse of a GIFL Select Retirement Plan participant, you are permitted to roll over your GIFL Select plan benefits to a Contract. The Contract is not available for purchases if you are a non-spousal Beneficiary of a GIFL Select Retirement Plan participant.

We will issue a Contract as a Roth IRA if your Purchase Payment is from your GIFL Select Retirement Plan Roth Account or if your Purchase Payment is from a “non-Roth” Account and you specifically instruct us to establish the Contract as a Roth IRA. In all other cases, we will issue a Contract as a traditional IRA. Please see “Eligibility” in “V. Description of the Contract” for further information about purchasing the Contract as a traditional IRA or as a Roth IRA. We provide information about tax implications of certain distributions and conversions to a Roth IRA in “VII. Federal Tax Matters.”

(Applicable to Contracts issued in California Only) For Contracts issued in California to persons 60 years of age or older, your Purchase Payment will be allocated to the Money Market Variable Investment Option for the first 30 days after the date the Contract is delivered to you. At the end of this 30-day period, we will automatically transfer the Contract Value in the Money Market Variable Investment Option to the Contract’s other available Variable Investment Options. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a GIFL Select fee, based on the Contract’s Benefit Base. We deduct the charges proportionally from each of your Variable Investment Options. Although we do not impose a sales charge, we may use amounts derived from any of the charges, including certain fees and expenses of the underlying Portfolios, for payment of our distribution expenses. We make deductions for any applicable taxes based on the amount of the Purchase Payment.

What are my investment choices?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

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You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

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Although each Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

How can I change my investment choices?

Allocation of Purchase Payment. You designate how your Purchase Payment is to be allocated among the Variable Investment Options at the time that you purchase the Contract.

Transfers Among Variable Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Variable Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers After the Annuity Commencement Date.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions

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described in more detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

How is the initial Lifetime Income Amount calculated?

We use different formulas to determine an initial Lifetime Income Amount, depending on the form of Lifetime Income Amount you select, the type of Lifetime Income Amount for which you qualify and, in some cases, your age when you purchase a Contract.

When you first purchase a Contract, we determine a Benefit Base that is the greater of:

•	the GIFL Select Account Value distribution that you use as the Purchase Payment for the Contract; or

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the Benefit Base under your GIFL Select Retirement Plan that we permit you to transfer to the Contract. We will permit you to transfer all of your Benefit Base only if you use your entire GIFL Select Account Value distribution as a Purchase Payment for the Contract.

After you purchase a Contract, we may reduce the Benefit Base (and the Lifetime Income Amount) if you take Excess Withdrawals, and we may increase the Benefit Base (and the Lifetime Income Amount) if you qualify for any of the opportunities described below. The Benefit Base has no cash value and usually will differ from the Contract Value you may withdraw. The maximum Benefit Base is $5 million.

We determine the initial Lifetime Income Amount on the earliest available Lifetime Income Date. To do this, we multiply the greater of the Contract Value or the Benefit Base then in effect by the rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you take no withdrawals or annuitize the Contract during the next Contract Year. We describe the rates we use to calculate the Lifetime Income Amount on the earliest available Lifetime Income Date, and certain age and holding period requirements, on the next page.

Will I have an opportunity to increase the Lifetime Income Amount under my GIFL Select guaranteed minimum withdrawal benefit?

Yes. The GIFL Select feature under the Contract has three ways to provide a potential increase in the Lifetime Income Amount:

•

if you purchase a Contract before your Age 65 Trigger, and defer taking any withdrawals (or annuitizing the Contract) between your Age 59 1/2 Trigger and your Age 65 Trigger, we will use a higher rate to calculate a Single Life Lifetime Income Amount;

•

if you do not take any withdrawals of Contract Value (or annuitize the Contract) during any Contract Year, we will add a Benefit Enhancement to the Benefit Base at the beginning of the next Contract Year that may increase the Lifetime Income Amount for future Contract Years*; and

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•

when you take your first withdrawal after the Lifetime Income Date, you have a one-time opportunity to step up the Benefit Base we use to determine the Lifetime Income Amount. A Step-Up will reflect investment gains in the Contract Value, if any, as of the prior Contract Anniversary. We provide no assurance that your Contract Value will experience investment gains; it may increase or decrease in value at any time.

*	If you were taking distributions under a GIFL Select Retirement Plan, and continue to do so under a Contract, you will not qualify for an annual Benefit Enhancement.

Before purchasing a Contract, you should carefully consider whether you are likely to make withdrawals of Contract Value that may impact the amount of the GIFL Select guaranteed minimum withdrawal benefit.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information.

What rates do we use to determine the Lifetime Income Amount, and what are the applicable holding period and age requirements that you must satisfy for the GIFL Select guaranteed minimum withdrawal benefit?

We designed the GIFL Select feature to provide minimum withdrawal benefit guarantees on a single life and on a joint spousal life basis. You must satisfy a holding period requirement, and have turned the applicable age before the GIFL Select guaranteed minimum withdrawal benefit begins. We charge a fee for the benefit from the date we issue a Contract, however, even if you have not satisfied the necessary requirements at that time.

•

Holding Period. Your Contract must remain in force throughout a holding period measured from the date we issue the Contract. The maximum holding period is 5 Contract Years, but we will reduce the required holding period to reflect the time that you were a participant in a GIFL Select Retirement Plan. If you are a surviving spouse of a deceased participant, the holding period will reflect the time your spouse was in the plan.

•

Age Requirements – Single Life. In most cases, you must have reached your Age 59 1/2 Trigger to establish a Single Life Lifetime Income Amount. If you have reached your Age 59 1/2 Trigger, but have not yet reached your Age 65 Trigger, when you establish the GIFL Select feature, we will use a 4% rate to calculate a Single Life Lifetime Income Amount. If you wait until you have reached your Age 65 Trigger before you establish the GIFL Select feature, we will use a 5% rate to calculate a Single Life Lifetime Income Amount.

We do not apply an age requirement, however, if you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan and continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Account, as follows:

¡	4% if you commenced receiving distributions under the plan on a single life basis before age 65,

¡

4.5% if you commenced receiving distributions under the plan on a joint spousal basis (we will use this rate where you are a former participant in the plan, or a surviving spouse of a former participant, and are purchasing a Contract for a single life Lifetime Income Amount), or

¡	5% if you commenced receiving distributions under the plan on a single life basis on or after age 65.

In this Prospectus, we refer to each of these types of single life Lifetime Income Amounts as a Continuation Single Life Lifetime Income Amount. Your Contract will contain the applicable rate and refer to it as a Single Life Lifetime Income Amount.

•

Age Requirements – Joint Spousal Life. You and your spouse must both reach your Age 65 Triggers to establish a Spousal Lifetime Income Amount. In that event, we will use a 4.5% rate to calculate a Spousal Lifetime Income Amount.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional details.

How do I establish my GIFL Select guaranteed minimum withdrawal benefit?

Once you satisfy the applicable age and holding period requirements, we will set the first available Lifetime Income Date and calculate a Lifetime Income Amount. You will establish that Lifetime Income Amount if you take a withdrawal at any time during the next 12 months. If you do:

•	the Lifetime Income Amount will reflect a Step-Up in the Benefit Base if there were investment gains in Contract Value as of the prior Contract Anniversary;

•

you will not be eligible for the Benefit Enhancement for that year, but you will remain eligible for future annual Benefit Enhancements if you defer taking withdrawals in future Contract Years and do not annuitize your Contract;

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•

you will need to tell us before establishing the Lifetime Income Amount if you wish to establish a Spousal Lifetime Income Amount in lieu of a Single Life Lifetime Income Amount. Once you establish a Lifetime Income Amount, you will not be able to change from a Single Life form of benefit to a Spousal form of benefit, or vice-versa.

If you defer taking withdrawals after we set the first available Lifetime Income Date, we will recalculate the Lifetime Income Amount at the next Contract Anniversary. You will then be able to establish that Lifetime Income Amount during the following 12 months. We will continue to recalculate the Lifetime Income Amount, and you will be able to establish the recalculated amount if you continue to defer withdrawals until the Maturity Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);

•	payment of any death proceeds; and

•	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;

•	the rules governing distributions from a traditional IRA or Roth IRA; and

•	the circumstances under which the payments are made.

The Code requires Contracts issued to qualify as traditional IRAs or Roth IRAs not to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1/2. Traditional IRAs are subject to minimum distribution requirements beginning in the year a taxpayer turns age 70 1/2, and both traditional IRAs and Roth IRAs are subject to requirements for death proceeds distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Select Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial advisor should carefully consider whether the features and benefits, including the Variable Investment Options, protection through the GIFL Select feature, and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of the Purchase Payment you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Select Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payment during this 30-day period to one or more of the Contract’s other available Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payment was allocated to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. At the end of the 30-day period, we will transfer your money automatically into other available Variable Investment Options that you select. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period.”

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Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Select IRA Rollover Variable Annuity Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or potentially when you transfer Contract Value between Variable Investment Options. State premium taxes may also be deducted from your Contract Value.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$0

1	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).
2	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

Annual Contract Fee	None

Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.45%

Total Annual Separate Account Expenses	0.60%

GIFL Select Fee[3]
Maximum Fee	0.65%
Current Fee	0.50%

1	A daily charge reflected as an annualized percentage of the Variable Investment Options.
2	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis.
3	Amount shown is an annual percentage based on the Benefit Base. We impose the current fee shown, but reserve the right to increase it up to the maximum fee shown.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.83%	1.11%

(Applicable to Contracts issued in California Only) Contracts issued in California to persons age 60 or older may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select (see “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for additional information). The minimum annual net operating expenses during this 30 day period would be 0.55%.

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Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum GIFL Select fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$239	$736	$1,260	$2,697
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$239	$736	$1,260	$2,697

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$210	$650	$1,115	$2,402
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$210	$650	$1,115	$2,402

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$195	$604	$1,038	$2,242
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$195	$604	$1,038	$2,242

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Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2012, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Core Fundamental Holdings
Series II	0.05%	0.55%	0.04%	0.42%	1.06%	0.00%	1.06%
Core Global Diversification
Series II	0.05%	0.55%	0.04%	0.47%	1.11%	0.00%	1.11%
Core Strategy
Series II	0.05%	0.25%	0.03%	0.50%	0.83%	0.00%	0.83%
Lifestyle Balanced
Series II	0.04%	0.25%	0.02%	0.68%	0.99%	0.00%	0.99%
Lifestyle Conservative
Series II	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%
Lifestyle Growth
Series II	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%
Lifestyle Moderate
Series II	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.10%	—	0.90%	0.00%	0.90%

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

The following table describes the operating expenses for the Money Market Portfolio. This information is applicable only to Contracts issued in California and only during the initial inspection period (see “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for additional information):

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Money Market (Applicable to Contracts issued in California Only)
Series I	0.47%	0.05%	0.03%	0.00%	0.55%

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that will be available as Variable Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract, including the GIFL Select feature. We seek to make available Variable Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose may increase a Portfolio’s transaction costs or otherwise affect both the performance and the availability of Variable Investment Options under the Contract.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to existing investments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2012, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Variable Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio.

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Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Core Strategy, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other portfolios on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each JHVIT Fund of Funds will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this investment option.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this investment option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited

Core Fundamental Holdings Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Core Global Diversification Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund of funds and invests approximately 50% of its assets in portfolios that invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund of funds and invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities.

Lifestyle Growth Trust	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund of funds and invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio is a fund of funds and invests approximately 60% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities.

We reserve the right to restrict Variable Investment Options at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate the Purchase Payment to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Variable Investment Option.

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For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of the Portfolio prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Variable Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligibility

The Contract may be purchased only by direct rollovers of “eligible” distributions from a GIFL Select Retirement Account. If you qualify for an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract by directing your plan sponsor or administrator to issue instructions for us to roll over all or any portion of:

•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a traditional IRA; or

•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA; or

•	your “Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA.

This Contract is not available for purchase, however, if you are a non-spousal beneficiary of a participant in a GIFL Select Retirement Plan.

If you receive an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract within 60 days of receipt by submitting a completed application to our Annuities Service Center and remitting a direct rollover of all or any amount you receive:

•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a traditional IRA; or

•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA; or

•	from your “Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

Please read “VII. Federal Tax Matters” carefully for information about “eligible” distributions and the imposition of federal income tax, including tax withholding, that may be required in connection with purchases of Contracts as Roth IRAs with amounts derived from “non-Roth” GIFL Select Retirement Plan accounts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

The Purchase Payment

Your Purchase Payment must be a distribution of the GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. We do not permit additional contributions to a Contract. Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.

You designate how your Purchase Payment is to be allocated among the Variable Investment Options. We credit your Purchase Payment on the Business Day on which it is deemed received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We do not deem distributions from a GIFL Select Retirement Plan to be received until the Business Day following the date we receive distribution instructions from the plan sponsor or administrator of the Plan. As a result, there will be a delay of at least one day in which your distribution will not be invested in a Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly to the plan that made the distribution, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received.

Variable Investment Options and Accumulation Units

During the Accumulation Period, we establish an Investment Account for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Variable Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Variable Investment Options by dividing (i) the amount allocated to that Variable Investment Option by (ii) the value of an accumulation unit for that Variable Investment Option we next compute after a purchase transaction is complete.

We will usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase

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Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from a Variable Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Variable Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Variable Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Variable Investment Option from which you transfer amounts and we will credit accumulation units to the Variable Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Variable Investment Option. If after the transfer the amount remaining in the Variable Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Variable Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of

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Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios, and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions – Transfers after Annuity Commencement Date”). We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Variable Investment Options

We currently do not limit the number of Variable Investment Options to which you may allocate the Purchase Payment.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will

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usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Variable Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order, at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a l withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Variable Investment Option equal in value to the Withdrawal Amount from that Variable Investment Option.

When making a withdrawal, you may specify the Variable Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from a Variable Investment Option may not exceed the value of that Variable Investment Option. If you do not specify the Variable Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

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Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal request; or

•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” section below.

GIFL Select Guaranteed Lifetime Income Withdrawal Benefit

Overview

The Contract permits you to take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We designed the GIFL Select feature of the Contract to provide a guaranteed minimum withdrawal benefit after you satisfy holding period and age requirements. The GIFL Select feature provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. We may reduce the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or if you withdraw amounts that exceed the Lifetime Income Amount in any year after the Lifetime Income Date. We refer to these types of withdrawals as Excess Withdrawals.

If you limit your annual withdrawals to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

We determine a Benefit Base for the Lifetime Income Amount when you first purchase a Contract. We may decrease the Benefit Base to reflect any Excess Withdrawals. We may increase the Benefit Base to reflect one or more annual Benefit Enhancements for which you qualify, and we may also increase the Benefit Base by a one-time Step-Up to reflect investment gains, if any, on the Contract Anniversary before you “establish” the Lifetime Income Amount. The Benefit Base has no cash value and usually will differ from the amount of Contract Value. The maximum Benefit Base is $5 million.

We calculate the Lifetime Income Amount as a percentage of the Benefit Base applicable to your Contract. The percentage we use depends on the form of Lifetime Income Amount applicable to your Contract. The percentage ranges from 4% (Single Life Lifetime Income Amount established before the Age 65 Trigger) to 4.5% (Spousal Lifetime Income Amount) to 5% (Single Life Lifetime Income Amount established on or after the Age 65 Trigger). We use the rate at which you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan if you received distributions under the Plan and will continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Retirement Plan account. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

Impact of Withdrawals before the Lifetime Income Date

With limited exceptions, any withdrawal before the Lifetime Income Date is an Excess Withdrawal. This means that we will reduce the Benefit Base. We do this on a pro rata basis or a dollar for dollar basis, whichever has the greater impact on the Benefit Base. If we use the pro rata basis, we reduce the Benefit Base in the same proportion that your Contract Value is reduced as a result of that withdrawal.

EXAMPLE 1 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $90,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract

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Value. In this case, you would reduce your Contract Value by 5.56% (i.e., $5,000/$90,000) and we would reduce your Benefit Base by the same percentage (on a pro rata basis, since $100,000 times 0.0556, or $5,556 is greater than $5,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,556, or $94,444.

EXAMPLE 2 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $110,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 4.55% (i.e., $5,000/$110,000) and we would reduce your Benefit Base by $5,000 (on a dollar for dollar basis, since $5,000 is greater than $100,000 times 0.0455, which equals $4,545). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,000, or $95,000.

If you take any withdrawals prior to the earliest available Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount. If your Contract Value and your Benefit Base decline to zero before that Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee.

Impact of Withdrawals after the Lifetime Income Date

Establishing a Lifetime Income Amount. We calculate the earliest available Lifetime Income Amount on the first day of a Contract Year following your satisfaction of any age and holding period requirements. The Lifetime Income Amount will equal the applicable rate multiplied by the Benefit Base or the Contract Value on the Contract Anniversary, if greater. You will “establish” that Lifetime Income Amount by taking a withdrawal during the immediately following 12 months. If you do not take a withdrawal (or annuitize the Contract) during that Contract Year, we will recalculate the Lifetime Income Amount on the first day of the next Contract Year. This recalculation will reflect: (a) the addition of an annual Benefit Enhancement to the Benefit Base, (b) a reduction in the Contract Value, if any, from the Contract Value that we may have used in the previously calculated Lifetime Income Amount and, possibly, (c) an increase in the Contract Value to reflect investment gains, if any, as of the date of our recalculation. You will “establish” the recalculated Lifetime Income Amount by taking a withdrawal during the Contract Year of our recalculation. We will continue to follow this procedure throughout the Accumulation Period until you take a withdrawal or annuitize the Contract. Once you have established a guaranteed Lifetime Income Amount, we will step up the Benefit Base to the Contract Value (to a maximum Benefit Base of $5 million) if that amount is greater than the Benefit Base. You may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. Once you establish the Lifetime Income Amount, there will be no additional Benefit Enhancements or Step-Up opportunities.

EXAMPLE 3 (Establishing the Earliest Available Lifetime Income Amount with Step-Up):

Assume that you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirement. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume you defer taking your first withdrawal until the third Contract Year when you want to establish your Single Life Lifetime Income Amount. On the most recent Contract Anniversary, your Benefit Base is $106,090 and Contract Value is $112,000. By electing to take your first withdrawal, the Benefit Base will step up to the Contract Value on the prior Contract Anniversary. Your new Benefit Base is $112,000, which results in a Single Life Lifetime Income Amount of ($112,000 × 4%), or $4,480.

Loss of Step-Up. If you do not “establish” a previously determined Lifetime Income Amount, the recalculated Lifetime Income Amount will not include the Step-Up, if any, from a previously determined Lifetime Income Amount.

EXAMPLE 4 (Loss of Step-Up in a newly calculated Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fourth Contract Year when you want to establish your Single Life Lifetime Income Amount. On the Contract Anniversary prior to taking a withdrawal, the Benefit Base is $109,273 and Contract Value is 107,000. By electing to take your first withdrawal, the Benefit Base will not step up because it is already greater than the Contract Value on the prior Contract Anniversary. Your Benefit Base of $109,273 will be used to calculate the Single Life Lifetime Income Amount of ($109,273 × 4%), or $4,371.

Please refer to “Increases in the GIFL Select Feature” for more information and examples of the Benefit Enhancement. Please refer to “Determination of the Lifetime Income Date” for more information about age and holding period requirements for the earliest available Lifetime Income Date.

Excess Withdrawals. Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on the greater of a pro rata basis or a dollar for dollar basis. If we use the pro rata basis, we reduce your Benefit Base in the same proportion that your Contract Value has been reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. If we use the dollar for dollar basis, we reduce the Benefit

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Base by the entire amount of the withdrawal that resulted in an Excess Withdrawal. In either case, each time we reduce the Benefit Base, we will also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount will equal:

•	(for Single Life Lifetime Income Amounts) 4% or 5% of the new Benefit Base based on the Annuitant’s age when the Lifetime Income Amount was established; or

•	(for Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base.

We calculate the reduced Lifetime Income Amount for a Continuation Single Life Lifetime Income Amounts by using the rate that was in effect when we issued your Contract. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE 5 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 61 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume that you make a single withdrawal of $10,000 of Contract Value 6 months after we issue the Contact. In this case, you would reduce your Contract Value by 11.11% (i.e., $10,000/$90,000). We would reduce your Benefit Base by $11,111 (on a pro rata basis, since $100,000 times 0.111, or $11,111 is greater than $10,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $11,111, or $88,889. The Lifetime Income Amount would also be reduced for future Contract Years from $4,000 to $3,556 (i.e., $88,889 × 4%).

EXAMPLE 6 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you and your spouse are 62. (Since you are both under age 65 at time of purchase, the earliest Lifetime Income Date will not occur until your Age 65 Trigger.) In the fourth Contract Year and after you have turned on your Spousal Lifetime Income Amount at $4,500 ($100,000 × 4.50%), the Contract Value is $110,000 and the Benefit Base is $100,000. You make an initial withdrawal of $4,000 (less than the Lifetime Income Amount) which reduces the Contract Value to $106,000 while the Benefit Base remains unchanged at $100,000. Later, during the same Contract Year, you make another withdrawal of $6,000. In this case, you would reduce your Contract Value by 5.66% (i.e., $6,000/$106,000). We would reduce your Benefit Base by $6,000 (on a dollar for dollar basis, since $6,000 is greater than $100,000 times 0.0566, which equals $5,660). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,000, or $94,000. The Lifetime Income Amount would also be reduced for future Contract Years from $4,500 to $4,230 (i.e., $94,000 × 4.50%).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal.

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution program, or

•	if your total Withdrawal Amounts during any Contract Year after the Lifetime Income Date are less than or equal to the Lifetime Income Amount.

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the GIFL Select benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The GIFL Select benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

We reduce your Contract Value (and the death proceeds) each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

Increases in the GIFL Select Feature

In addition to a one-time Step-Up opportunity, the GIFL Select feature of the Contract provides two other ways that have the potential to increase a Lifetime Income Amount: banded rates applicable to Single Life Lifetime Income Amounts and annual Benefit Enhancements. Please refer to “Establishing a Lifetime Income Amount,” above, for more information about the Step-Up opportunity.

Banded Single Life Rates. If you are eligible for a Single Life Lifetime Income Amount, you may have an opportunity to increase the Lifetime Income Amount by deferring withdrawals after your Age 59 1/2 Trigger until you have reached your Age 65 Trigger. That’s because we calculate the Lifetime Income Amount before age 65 as an amount equal to 4% of the Benefit Base, and will increase the

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rate to 5% if you take no withdrawals of a Lifetime Income Amount until age 65. If you are under age 65, and take a withdrawal at any time after the earliest available Lifetime Income Date, you will establish a Lifetime Income Amount, based on a 4% rate and lose the opportunity to establish a Lifetime Income Amount based on a 5% rate.

EXAMPLE 7 (4% Single Life Lifetime Income Amount):

Assume you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger, your Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. You elect to take a withdrawal during that first contract year and start receiving the Lifetime Income Amount. You are not eligible for the 5% Single Life Lifetime Income Amount because you have taken your first withdrawal prior to reaching your Age 65 Trigger.

EXAMPLE 8 (5% Single Life Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fifth Contract Year and you have reached your Age 65 Trigger. The Benefit Base on the most recent Contract anniversary is $116,000 and your Single Life Lifetime Income Amount, should you take a withdrawal during that Contract Year, is ($116,000 × 5%), or $5,800.

Banded Single Life Rates do not necessarily result in a higher Lifetime Income Amount. Please see EXAMPLE 9, below, for information about the impact of a Step-Up on the Benefit Base.

We do not permit you to defer withdrawals in order to qualify for a 5% rate if you established a Spousal Lifetime Income Amount or if we issue a Contract with a Continuation Single Life Lifetime Income Amount.

Impact of Step-Up on Banded Rates. If you do not establish a previously determined Lifetime Income Amount for a Single Life Lifetime Income Amount, you may become eligible for a higher rate but may lose the advantage of a previously available Step-Up.

EXAMPLE 9 (Loss of Step-Up in a newly calculated Lifetime Income Amount with a higher rate):

Assume that you purchase a Contract through an IRA Rollover when you are 59 and have met the minimum holding period requirement. At the time of rollover your Contract Value and Benefit Base are $100,000. Assume that on the Contract Anniversary after turning 63 years of age your Contract Value is $150,000 and the Benefit Base is $112,551. The eligible Single Life Lifetime Income Amount during that Contract Year is $6,000 ($150,000 × 4%). However, you elect to defer withdrawals another year and on your Age 65 Trigger the Contract Value is $110,000 and the Benefit Base is $115,927. You elect to take your first withdrawal, which results in a Single Life Lifetime Income Amount of $5,796 ($115,927 × 5%).

Benefit Enhancements. On each Contract Anniversary during the Accumulation Phase and prior to you establishing a Lifetime Income Amount, we will add a Benefit Enhancement to the Benefit Base (up to a maximum Benefit Base of $5 million) if you have taken no withdrawals or annuitized the Contract during the immediately preceding Contract Year. The Benefit Enhancement is equal to 3% of the Benefit Base in effect at the end of that immediately preceding Contract Year. If you do not qualify for a Benefit Enhancement for a particular Contract Year, you may qualify for a Benefit Enhancement in other Contract Years if you defer: (a) taking withdrawals, (b) establishing a Lifetime Income Amount or (c) annuitizing the Contract in the other Contract Years. Benefit Enhancements have no cash value and will not affect the Contract Value.

EXAMPLE 10 (Benefit Enhancements):

Assume you purchase a Contract through an IRA Rollover when you are 60, you take no withdrawals during the first and second Contract Year and the Benefit Enhancement is 3%. Also assume that the initial Benefit Base is $100,000 and is not exceeded by Contract Value (a Step-Up does not occur).

•	At the end of the first Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it to $103,000 ($100,000 + 3% × $100,000).

•	At the end of the second Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it again to $106,090 ($103,000 + 3% × $103,000).

Now assume an Excess Withdrawal is taken in the third Contract Year that reduces the Benefit Base to $98,000 and no additional withdrawals are taken in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Benefit Enhancement because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply the Benefit Enhancement to the Benefit Base. The Benefit Enhancement will be based on the reduced Benefit Base. The Benefit Base will increase to $100,940 ($98,000 + 3% × 98,000).

Since the GIFL Select fee is a percentage of the Benefit Base, we will increase the amount of the GIFL Select fee after a Benefit Enhancement to reflect the new Benefit Base. (See “VI. Charges and Deductions – GIFL Select Fee”).

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Determination of the Lifetime Income Date

Single Life Lifetime Income Amounts. Under a Single Life form of Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, will be at least age 59 1/2 at any time during the first Contract Year; and

•

you were a participant in your employer’s GIFL Select Retirement Plan and completed a 5 year “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your account in that plan.

In this case, the date we issue your Contract will be the Age 59 1/2 Trigger, or the Age 65 Trigger if you will be at least age 65 at any time during the first Contract Year.

In all other cases, the earliest available Lifetime Income Date for a Single Life form of Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, will have reached your Age 59 1/2 Trigger; and

•	you complete a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent spouse’s) account with an employer’s GIFL Select Retirement Plan.

Continuation Single Life Lifetime Income Amounts. The earliest available Lifetime Income Date for a Continuation Single Life form of Lifetime Income amount is the date we issue your Contract.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, and your spouse, the co-Annuitant, will both be at least age 65 at any time during the first Contract Year; and

•	you were a participant in your employer’s GIFL Select Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account.

In this case, the date we issue your Contract will be the Age 65 Trigger.

In all other cases, the earliest available Lifetime Income Date for a Spousal Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, and your spouse, the co-Annuitant, will both reach your Age 65 Trigger; and

•	you complete a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent spouse’s) account with your employer’s GIFL Select Retirement Plan.

Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

Single Life. You are eligible to select a Single Life Lifetime Income Amount if:

•

you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Select Retirement Plan to you or to any current, former or decedent spouse of yours that was covered by our spousal lifetime income guaranteed minimum withdrawal benefit; or

•

you are the Annuitant under the Contract, and the spouse of a deceased participant under a GIFL Select Retirement Plan and neither you nor the deceased participant established a lifetime income guaranteed minimum withdrawal benefit under the plan before the death of the participant; or

•	you are the Annuitant under the Contract; and

¡	you had established an account in your GIFL Select Retirement Plan that was covered by a spousal guaranteed minimum withdrawal benefit; and

¡	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and

¡	you do not include your spouse as a “co-Annuitant” in the Contract you purchase.

You will establish a Single Life Lifetime Income Amount based on 4% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 59 1/2 Trigger, but will not have reached your Age 65 Trigger.

If you establish a Single Life Lifetime Income amount based on 4% of the Benefit Base, you will not be eligible for a Single Life Lifetime Income Amount based on 5% of the Benefit Base.

You will establish a Single Life Lifetime Income Amount based on 5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 65 Trigger.

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Continuation Single Life. We will issue a Contract with a Continuation Single Life Lifetime Income Amount if you are the Annuitant under the Contract and either:

•	(CASE ONE) you are a former participant in a GIFL Select Retirement Plan and were receiving distributions from a GIFL Select Retirement Plan account that was covered by a single life guarantee; or

•

(CASE TWO) you are a former participant in a GIFL Select Retirement Plan, you were receiving distributions a GIFL Select Retirement Plan account that was covered by a spousal guarantee, and your spouse has died; or

•	(CASE THREE) you are the surviving spouse of a participant in a GIFL Select Retirement Plan and the beneficiary of a GIFL Select Retirement Plan account that was covered by a spousal guarantee.

In CASE ONE, we will issue a Contract with a Lifetime Income Amount based on the rate in effect for the guaranteed minimum withdrawal benefit that you established under the GIFL Select Retirement Plan. We will calculate the Lifetime Income Amount based on 4% of the Benefit Base if you commenced receiving distributions under the plan before your Age 65 Trigger. We will calculate a Lifetime Income Amount based on 5% of the Benefit Base if you commenced receiving distributions under the plan on and after your Age 65 Trigger.

In CASE TWO and in CASE THREE, we will issue a Contract with a Lifetime Income Amount based on 4.5% of the Benefit Base.

Spousal Life. You can select a Spousal Lifetime Income Amount if:

•	you are the Annuitant under the Contract; and

•	your spouse is the co-Annuitant under the Contract; and

•	you did not establish a single-life guaranteed minimum withdrawal benefit in your GIFL Select Retirement Plan.

You will establish a Spousal Lifetime Income Amount based on 4.5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you and your spouse have both reached your Age 65 Trigger at the time of such withdrawal; and

•	you have named your spouse as a Co-Annuitant under the Contract; and

•	you have completed any forms that we may require for the selection of a Spousal Lifetime Income Amount.

Changing a selection. You can make a selection of a Single Life Lifetime Income Amount or a Spousal Lifetime Income Amount (if you qualify) at any time before you establish the Lifetime Income Amount by contacting the Annuities Service Center and completing any forms that we may require. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the earliest available Lifetime Income Date only if you defer “establishing” a Lifetime Income Amount. You establish a Lifetime Income Amount if you make any withdrawals from the earliest available Lifetime Income Date up to the date of the change in designation. You can change your designation up until the date you take a withdrawal.

If you establish a Spousal Life Lifetime Income Amount on or after your Age 65 Trigger instead of a Single Life Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

We may recalculate the Lifetime Income Amount if you change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Benefit Enhancements and a one-time Step-Up to the Contract Value on the Contract Anniversary before the date of the first withdrawal after the Lifetime Income Date if the Benefit Base is less than the Contract Value on that date. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy Program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date.

The Income Made Easy Program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

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Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A or B; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and a penalty for distributions from a Roth IRA, and if you take withdrawals before age 59 1/2, a 10% penalty tax; and

•	reduce the death proceeds.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your spouse) . Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code sections 408(a)(6) or 408(b)(3) (applicable to traditional IRAs), or section 408A(c)(5) (applicable to Roth IRAs) (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters.”

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and your Contract Value. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Contract are depleted to zero. We may make further distributions as part of the Settlement Phase for the Contract.

The Life Expectancy Distribution program applicable to GIFL Select IRA Rollover Variable Annuity Contracts does not provide automatic “life expectancy” distributions that are intended to qualify under section 72(t)(2)(A)(iv) of the Code. This Code section contains an exception to a 10% penalty tax applicable to pre-59 1/2 distributions. You should consult with a qualified tax advisor for information about the impact of taxes, including tax penalties that may be applicable to withdrawals before age 59 1/2.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under that program if the Contract Value reduces to an amount less than the Lifetime Income Amount. In that event, we will make distributions as part of the Contract’s “Settlement Phase,” if the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

Settlement Phase

Once you establish a Lifetime Income Amount, we will automatically begin making payments to you under the “Settlement Phase” of the GIFL Select feature if your Contract Value reduces to an amount less than the Lifetime Income Amount and there are no Excess Withdrawals during that Contract Year. During the Settlement Phase, the Contract will continue but all other rights and benefits under

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the Contract terminate. We will not apply additional Benefit Enhancements, or deduct any charges during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

There is no Settlement Phase, however, if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•

you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to an amount less than the Lifetime Income Amount during the Contract Year of the withdrawal.

At the beginning of the Settlement Phase, we may automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount had been elected), you must wait before taking withdrawals until the Lifetime Income Date, when the Lifetime Income Amount would be calculated. If no withdrawals are made before the Lifetime Income Date, we will begin making annual settlement payments to you following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount, which would be either 4% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 59 1/2 Trigger before the first withdrawal but has not reached his or her Age 65 Trigger), 5% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 65 Trigger before the first withdrawal) or 4.5% of the Benefit Base on the Lifetime Income Date (if the younger of the Annuitant and co-Annuitant has reached his or her Age 65 Trigger if the Spousal Lifetime Income Amount had been elected).

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount is elected) and you decide to take withdrawals prior to the Lifetime Income Date, you will receive an annual amount equal to the applicable Lifetime Income Amount as stated above multiplied by the current Benefit Base until the Benefit Base is depleted.

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value and termination of the GIFL Select feature if the Annuitant/Owner dies before the earlier of the Annuity Commencement Date or the Maturity Date. If the deceased Annuitant’s spouse is the sole Beneficiary and falls within the definition of “spouse” under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without a distribution of Contract Value. In that event, the spouse will become the Owner and Annuitant of the Contract, but the GIFL Select feature will end for any Single Life Lifetime Income Amount (if established) or for any Continuation Single Life Lifetime Income Amount. The GIFL Select feature for a Spousal Lifetime Income Amount also ends unless you established the Spousal Lifetime Income Amount prior to the Annuitant’s death.

In all other cases, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, distribution may be made as an annuity, under one of the Annuity Options, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even in some cases in which we bear only the expense risk and not any mortality risk (see VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified an Annuity Option, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds will equal the Contract Value and must be distributed immediately in a single sum cash payment.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

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Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, you should seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan. In particular, you and your advisor should consider that there is some uncertainty as to the income tax effects of a distribution at death on IRAs (see “VII. Federal Tax Matters”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner/Annuitant.

•

If the deceased Annuitant’s spouse is the sole Beneficiary and falls within the definition of “spouse” under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the spouse, as the Annuitant, dies.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, an individual Beneficiary may take distributions as an annuity under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Death of co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the GIFL Select fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero and we make no further payments to the Beneficiary.

Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

•	if the removed person subsequently dies, there will be no impact on the guarantees provided by the GIFL Select feature in most cases; and

•	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the GIFL Select benefit will terminate.

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Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that GIFL Select benefit:

•

(for Single Life and Continuation Single Life Lifetime Income Amount Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

•

(for Spousal Lifetime Income Amount Contracts) If the first death of either the Annuitant or co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

Annuitization Provisions

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

•	you will no longer have access to the Contract Value applied to the Annuity Option;

•	the GIFL Select feature of your Contract terminates; and

•	we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date (including a date later than the Default Commencement Date) at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). You should consult with a qualified tax advisor for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Variable Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

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Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or

•

the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Full Surrenders after the Annuity Commencement Date. You may surrender your Contract after the Annuity Commencement Date only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 Years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an Annuity Unit);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders after the Annuity Commencement Date. We permit partial surrenders after the Annuity Commencement Date only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 Years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we

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determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

d	equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under a GIFL Select feature in a Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds; see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are then using are more favorable to you, we will substitute those rates. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the current Single Premium Immediate Annuity rate that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Variable Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Variable Investment Option by the Annuity Unit value of that Variable Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Variable Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Variable Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contracts administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Variable Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

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We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.62%.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Variable Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Variable Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Variable Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

Initial Inspection Period

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California age 60 and older may cancel the Contract by returning it to our Annuities Service Center or your financial advisor at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select. We will permit you to elect to allocate your Purchase Payment during this 30 day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payment to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value, computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payment to a Variable Investment Option other than the Money Market Variable Investment Option.

Ownership

All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

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Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of Single Life Lifetime Income Amount or a Continuation Single Life Lifetime Income Amount and for the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-Annuitant

The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Spousal Lifetime Income Amount and to determine eligibility for and the duration of annuity payments involving joint life contingencies. The Annuitant’s spouse must be named as a co-Annuitant to establish a Spousal Lifetime Income Amount.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-Annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where a civil union or same-sex marriage partner either owns the Contract, or is designated an Annuitant and/or Beneficiary.

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against the Purchase Payment, Contract Values or annuity payments. Currently, there are no deductions made from the Purchase Payment. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.45% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

GIFL Select Fee

We currently assess a fee for the GIFL Select feature that is equal to 0.50% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary. We will deduct the GIFL Select fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the fee of up to 0.65% of the Adjusted Benefit Base after we issue a Contract. If we do, we will provide at least 30 day prior notice to the Owner’s last known address.

Although the current fee for the GIFL Select feature is the same for each version of the Lifetime Income Amount, the amount of the Lifetime Income Amount will differ from version to version. For example, the Single Life Lifetime Income Amount that you establish before the Annuitant reaches his or her Age 65 Trigger will be for a lower Lifetime Income Amount than a Spousal Lifetime Income Amount that you establish after the Annuitant and the co-Annuitant both reach the Age 65 Trigger. Please read “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” for more information.

We withdraw the GIFL Select fee from each Variable Investment Option in the same proportion that the value of each Variable Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

•	on the date we determine the amount of death proceeds that we pay to a Beneficiary;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	on the date an Excess Withdrawal (including any applicable fees, charges, and taxes) reduces the Contract Value to an amount less than the Lifetime Income Amount.

We do not deduct the GIFL Select fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on your Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Puerto Rico (1.00%); Texas (0.04% – referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from your Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Purchase Payments

You must make a single Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL Select lifetime income benefit feature (a “GIFL Select Retirement Plan”), or through a direct transfer from an existing GIFL Select Contract that we issued as a traditional IRA. The Contract does not permit you to make annual contributions that may otherwise be allowed under the Code.

We do not accept payments for the Contracts that are made through indirect rollover distributions from a GIFL Select Retirement Plan. We also do not accept rollover distributions, whether direct or indirect, from any other Qualified Plans as Purchase Payments for the Contracts.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for the purchase of a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Contracts are not available for purchase through indirect rollover distributions, even though the Code permits a distribution from a Qualified Plan to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Select Retirement Plan. If you are the surviving spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Select Retirement Plan, you may make a direct rollover distribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA. The Contract is not available for use as an “inherited IRA” by a non-spouse beneficiary of a deceased participant under a tax-qualified retirement account.

A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.

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Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Select Retirement Plan, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death proceeds or partial withdrawal) are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a GIFL Select Retirement Plan includes after-tax contributions to the Plan, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

A Beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer from a Contract issued as a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA, The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

40

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in GIFL Select Retirement Plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Select Retirement Plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL Select feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Select Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

EXAMPLE: Suppose you made on-going contributions to a “Roth” account in a GIFL Select Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Select Retirement Plan.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

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Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Select Retirement Plan to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.

If you direct the sponsor or administrator of your GIFL Select Retirement Plan to transfer a rollover amount from your non-Roth GIFL Select Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Select Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

42

VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker dealers that provide marketing support and training services to the broker-dealer firms that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 1.50% of the Purchase Payment. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payment. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

The individual representative who sells you a Contract (your “financial advisor”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may provide, either from the 12b-1 fees received from the Portfolios underlying the Contracts or out of our own resources, rollover compensation to the broker-dealer of record for a Qualified Plan funded by certain group annuity contracts issued by John Hancock insurance companies, when a plan participant terminates from the Qualified Plan and rolls over plan assets into a Contract and JH Distributors is the broker-dealer of record on that Contract. Such rollover compensation is not expected to exceed 0.50% of the average daily net asset value of such Contracts.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

43

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
State Variations Regarding Recognition of Same-Sex Couples
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
State Variations Regarding Recognition of Same-Sex Couples
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2012 and 2011, and its Separate Account financial statements for the year ended December 31, 2012 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2012, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

44

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

U-1

GIFL Select

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Select IRA Rollover Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Core Diversified Growth & Income Trust (merged into Lifestyle Growth Trust eff 10-28-11)—Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	—	—	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust—Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Global Diversification Trust—Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Strategy Trust—Series II Shares (units first credited 04-29-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced Trust—Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	19.722	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	21.931	19.722	12.500	—	—	—	—	—	—	—
No. of Units	2,085	19	—	—	—	—	—	—	—	—
Lifestyle Conservative Trust—Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	21.355	12.500	12.500	—	—	—	—	—	—	—
No. of Units	45,107	—	—	—	—	—	—	—	—	—
Lifestyle Growth Trust—Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	21.301	12.500	12.500	—	—	—	—	—	—	—
No. of Units	4,000	—	—	—	—	—	—	—	—	—
Lifestyle Moderate Trust—Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	21.497	12.500	12.500	—	—	—	—	—	—	—
No. of Units	22,274	—	—	—	—	—	—	—	—	—
Money Market Trust—Series I Shares (available to Contracts issued in California during the 30 day free look period only) (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust—Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U-2

To obtain a GIFL Select Variable Annuity

Account Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

GIFL Select SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

GIFL Select NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a GIFL Select Variable Annuity Statement of Additional Information dated April 27, 2013, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 27, 2013

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) in all jurisdictions except New York as follows:

Prospectus Issued by John Hancock Life Insurance Company (U.S.A.) (to be read with this Statement of Additional Information)
GIFL Rollover Variable Annuity
GIFL Select IRA Rollover Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center
For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	Post Office Box 111
Boston, MA 02116	Boston, MA 02117-0111

For All Other Transactions:	Mailing Address
27 DryDock Avenue, Suite 3	Post Office Box 55444
Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029

Website Address For Applications Only:
For GIFL Rollover Variable Annuity	www.jhrollover.com/gifl
For GIFL Select IRA Rollover Variable Annuity	www.jhrollover.com/select

Website Address For All Other Transactions:	www.jhannuities.com

GIFL Series JHUSA SEP ACCT H SAI 04/13

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2012, 2011, and 2010 were $309,982,088, $355,245,024, and $369,132,052, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but

1

compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

State Variations Regarding Recognition of Same-Sex Couples

The Federal Defense of Marriage Act (“DOMA”) does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

State	Type of Jurisdiction	Related Rule
California	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
Colorado	Designated Beneficiary Agreements	May recognize spouses of civil unions from other jurisdictions.
Connecticut	Same-Sex Marriage
Delaware	Civil Union	Additional laws limit to man and woman only.
District of Columbia	Domestic Partnership, Same-Sex Marriage	Provides some state-level spousal rights to unmarried couples.
Hawaii	Domestic Partnership Civil Union	Provides some state-level spousal rights to unmarried couples. Additional laws limit to man and woman only.
Illinois	Civil Union	Additional laws limit to man and woman only.
Iowa	Same-Sex Marriage
Maine	Domestic Partnerships Same-Sex Marriage	Provides some state-level spousal rights to unmarried couples.
Maryland	Same-Sex Marriage	Recognizes spouses of same-sex marriages who were married in another jurisdiction.
Massachusetts	Same-Sex Marriage
Nevada	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
New Hampshire	Same-Sex Marriage
New Jersey	Civil Union	Also recognizes spouses of civil unions who were married in another jurisdiction.
Oregon	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
Rhode Island	Civil Union	Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction.
Vermont	Same-Sex Marriage
Washington	Domestic Partnership Same-Sex Marriage	Effective June 30, 2014 domestic partnerships in Washington will be limited to couples who are 62 years of age or older.
Wisconsin	Domestic Partnerships	Provides some state-level spousal rights to unmarried couples.

2

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state’s regulations regarding civil unions and same-sex marriages.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

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APPENDIX A: Audited Financial Statements

A-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2012, 2011, and 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2012 the Company changed its method of accounting for costs relating to the acquisition of insurance contracts; in 2011 the Company changed its method of accounting for separate account assets; and in 2010 the Company changed its method of accounting and reporting for variable interest entities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2013

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2012	2011

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$58,066; 2011—$63,649)	$64,996	$69,225
Held-for-trading—at fair value (amortized cost: 2012—$1,351; 2011—$1,420) (includes variable interest entity assets of $62 and $177 at December 31, 2012 and 2011, respectively)	1,441	1,477
Equity securities:
Available-for-sale—at fair value (amortized cost: 2012—$294; 2011—$358)	386	439
Held-for-trading—at fair value (amortized cost: 2012—$123; 2011—$97)	130	97
Mortgage loans on real estate	13,192	13,974
Investment real estate, agriculture, and timber	5,316	4,304
Policy loans	5,264	5,220
Short-term investments	2,166	1,618
Other invested assets	4,887	4,501

Total Investments	97,778	100,855
Cash and cash equivalents (includes variable interest entity assets of $8 and $18 at December 31, 2012 and 2011, respectively)	3,511	3,296
Accrued investment income (includes variable interest entity assets of $1 and $3 at December 31, 2012 and 2011, respectively)	1,039	1,065
Goodwill	953	953
Value of business acquired	1,196	1,321
Deferred policy acquisition costs and deferred sales inducements	5,913	6,298
Amounts due from and held for affiliates	3,805	3,808
Intangible assets	1,250	1,270
Reinsurance recoverable	12,812	11,263
Derivative assets	11,853	11,953
Current income tax receivable	135	20
Amounts on deposit with reinsurers	6,763	-
Other assets	2,740	2,444
Separate account assets	140,626	129,326

Total Assets	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2012	2011

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$92,264	$88,989
Policyholders’ funds	6,788	7,162
Unearned revenue	1,466	1,966
Unpaid claims and claim expense reserves	1,269	1,445
Policyholder dividends payable	497	558
Amounts due to affiliates	2,490	2,556
Short-term debt	14	11
Long-term debt (includes variable interest entity liabilities of $47 and $139 at December 31, 2012 and 2011, respectively)	520	627
Consumer notes	716	819
Deferred income tax liability	4,218	3,922
Coinsurance funds withheld	6,275	5,452
Payables for collateral on derivatives	2,126	1,446
Derivative liabilities (includes variable interest entity liabilities of $0 and $4 at December 31, 2012 and 2011, respectively)	8,439	7,813
Other liabilities (includes variable interest entity liabilities of $3 and $4 at December 31, 2012 and 2011, respectively)	4,006	4,163
Separate account liabilities	140,626	129,326

Total Liabilities	271,714	256,255

Commitments, Guarantees, Contingencies, and Legal Proceedings

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2012 and 2011)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2012 and 2011)	5	5
Additional paid-in capital	12,790	12,789
Retained earnings	247	406
Accumulated other comprehensive income	5,405	4,158

Total Company Shareholder’s Equity	18,447	17,358
Noncontrolling interests	213	259

Total Shareholder’s Equity	18,660	17,617

Total Liabilities and Shareholder’s Equity	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$2,799	$2,996	$3,632
Fee income	4,724	5,717	3,771
Net investment income	4,559	4,989	4,496
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(125)	(93)	(176)
Portion of loss recognized in other comprehensive income	26	21	57

Net impairment losses recognized in earnings	(99)	(72)	(119)
Other net realized investment and other gains (losses)	(2,069)	3,207	201

Total net realized investment and other gains (losses)	(2,168)	3,135	82
Other revenue	143	124	200

Total revenues	10,057	16,961	12,181

Benefits and expenses
Benefits to policyholders	6,401	7,639	6,611
Policyholder dividends	663	811	846
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Goodwill impairment	-	500	1,600
Other operating costs and expenses	2,374	6,313	3,230

Total benefits and expenses	10,823	18,104	12,969

Income (loss) before income taxes	(766)	(1,143)	(788)

Income tax expense (benefit)	(633)	(332)	176

Net income (loss)	(133)	(811)	(964)

Less: net income (loss) attributable to noncontrolling interests	26	44	36

Net income (loss) attributable to the Company	$(159)	$(855)	$(1,000)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Net income (loss)	$(133)	$(811)	$(964)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	1,544	1,937	1,291
Reclassification adjustment for (gains) losses realized in net income	(686)	(692)	(510)
Change in foreign currency translation adjustment	(50)	13	(53)
Change in pension and postretirement benefits:
Prior service cost	-	-	(2)
Net actuarial loss	-	-	9
Change in net unrealized gain on split-dollar life insurance benefit	-	-	2
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	648	1,777	(37)
Reclassification of net cash flow hedge (gains) losses to net income	(209)	(59)	(129)
Transfer of certain pension and postretirement benefit plans to Parent	-	-	473

Total other comprehensive income (loss), net of tax	1,247	2,976	1,044

Total comprehensive income (loss)	$1,114	$2,165	$80

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	831	1,044	696
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(369)	(373)	(275)
Change in pension and postretirement benefits:
Income tax expense (benefit) related to change in prior service cost	-	-	(1)
Income tax expense (benefit) from change in net actuarial loss	-	-	5
Change in income tax expense (benefit) from change in net unrealized gain on split-dollar life insurance benefit	-	-	1
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	349	957	(20)
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(113)	(32)	(69)
Income tax expense (benefit) related to transfer of certain pension and postretirement benefit plans to Parent	-	-	255

Total income tax expense (benefit) in other comprehensive income (loss)	$698	$1,596	$592

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2010 (as previously reported)	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	(595)	9	(586)	-	(586)

Balance at January 1, 2010 (as currently reported)	$5	$12,427	$2,227	$138	$14,797	$193	$14,990	4,829
Net income (loss)	-	-	(1,000)	-	(1,000)	36	(964)
Other comprehensive income (loss), net of tax	-	-	-	571	571	-	571
Adoption of ASC 810, consolidation of variable interest entities	-	-	(2)	-	(2)	45	43
Share-based payments	-	12	-	-	12	-	12
Contributions from noncontrolling interests	-	-	-	-	-	23	23
Distributions to non-controlling interests	-	-	-	-	-	(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent	-	(13)	-	473	460	-	460
Capital contribution from Parent	-	350	-	-	350	-	350

Balance at December 31, 2010	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	36	-	36	-	36

Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)	-	(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share-based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

Net income (loss)	-	-	(159)	-	(159)	26	(133)
Other comprehensive income (loss), net of tax	-	-	-	1,247	1,247	-	1,247
Share-based payments	-	3	-	-	3	-	3
Acquisition of noncontrolling interests	-	(2)	-	-	(2)	-	(2)
Contributions from noncontrolling interests	-	-	-	-	-	42	42
Distributions to non-controlling interests	-	-	-	-	-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from operating activities:
Net income (loss)	$(133)	$(811)	$(964)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(5)	27	174
Net realized investments and other (gains) losses	2,168	(3,135)	(82)
Change in expected internal rate of return on leveraged leases	247	-	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(719)	(766)	(1,039)
Goodwill impairment	-	500	1,600
Depreciation and amortization	152	140	132
Net cash flows from trading securities	73	234	143
(Increase) decrease in accrued investment income	27	(91)	(77)
(Increase) decrease in other assets and other liabilities, net	(752)	521	151
Increase (decrease) in policyholder liabilities and accruals, net	(1,279)	3,980	1,305
Interest credited to policyholder liabilities	1,180	1,156	1,148
Increase (decrease) in deferred income taxes	(378)	(100)	401

Net cash provided by (used in) operating activities	1,966	4,496	3,692

Cash flows from investing activities:
Sales of:
Fixed maturities	21,625	27,779	20,277
Equity securities	264	233	1,153
Mortgage loans on real estate	1,347	1,367	961
Investment real estate, agriculture, and timber	42	43	22
Other invested assets	527	122	377
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,369	2,316	1,834
Mortgage loans on real estate	338	367	383
Other invested assets	238	267	233
Purchases of:
Fixed maturities	(22,647)	(31,201)	(27,115)
Equity securities	(193)	(185)	(1,118)
Investment real estate, agriculture, and timber	(1,134)	(814)	(602)
Other invested assets	(1,082)	(943)	(1,031)
Mortgage loans on real estate issued	(1,821)	(2,443)	(2,117)
Net (purchases) redemptions of short-term investments	(548)	(147)	2,501
Other, net	(27)	111	15

Net cash provided by (used in) investing activities	(1,702)	(3,128)	(4,227)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	-	-	350
Increase (decrease) in amounts due to affiliates	(37)	63	(1,254)
Universal life and investment-type contract deposits	3,090	3,573	4,015
Universal life and investment-type contract maturities and withdrawals	(3,083)	(4,168)	(4,269)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	512	156	7
Excess tax benefits related to share-based payments	-	-	5
Repayments of consumer notes, net	(103)	(147)	(239)
Issuance of short-term debt	2	6	2
Repayments of short-term debt	-	(2)	(1)
Issuance of long-term debt	1	1	2
Repayments of long-term debt	(106)	(213)	(101)
Contributions from noncontrolling interests	42	64	23
Distributions to noncontrolling interests	(114)	(94)	(52)
Unearned revenue on financial reinsurance	(254)	(82)	(112)
Net reinsurance recoverable	1	(1)	(23)

Net cash provided by (used in) financing activities	(49)	(844)	(1,647)

Net increase (decrease) in cash and cash equivalents	215	524	(2,182)
Adoption of ASC 810, consolidation of variable interest entities	-	-	39
Cash and cash equivalents at beginning of year	3,296	2,772	4,915

Cash and cash equivalents at end of year	$3,511	$3,296	$2,772

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$(6,768)	$-	$-
Transfer of certain pension and postretirement benefit plans to Parent	-	-	(13)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA and its subsidiaries (“the Company”) provide a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services to the Company’s separate account, mutual fund, and institutional customers. The Company suspended sales of all its individual and group fixed and variable annuities. The Company is licensed to sell insurance in 50 states of the United States.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation. The Company’s accounting policy is to present all ceded net investment income and realized gains (losses) associated with affiliated reinsurance contracts as part of other operating costs and expenses. To be consistent for all affiliated reinsurance contracts, the Company reclassified $1,788 million and ($196) million from net realized investment and other gains (losses) to other operating costs and expenses for the years ended December 31, 2011 and 2010, respectively. There was no impact to net income for this change in presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.
A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income (AOCI), while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever goodwill or an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2012, 2011, and 2010, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements (“DSI”) and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2012, 2011, and 2010 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 33% and 34% of the Company’s traditional life net insurance in-force at December 31, 2012 and 2011, respectively, and 78%, 76%, and 77% of the Company’s traditional life net insurance premiums for the years ended December 31, 2012, 2011, and 2010, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2012	2011

	(in millions)
Participating pension contracts	$1,613	$1,771
Funding agreements	384	434
Guaranteed investments contracts	81	143

Total liabilities for investment-type products	2,078	2,348
Individual and group annuities	1,923	2,216
Certain traditional life policies, life insurance retained asset accounts and other	2,787	2,598

Total policyholders’ funds	$6,788	$7,162

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized for the consolidation group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

New accounting standards that do not have a material impact to the Company’s primary financial statements or notes thereto are not included below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Statements of Changes in Shareholder’s Equity at January 1, 2010 was an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC 944, “Financial Services-Insurance” (“ASC 944”). Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company adopted the revised accounting standard effective January 1, 2012 via prospective adoption, as required. The expanded disclosures required by this guidance are included in the Fair Value Measurements Note. The adoption of ASU 2011-04 did not impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive statements of net income and other comprehensive income. The new requirements did not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. These standards became effective retrospectively beginning January 1, 2012. The Company opted to present the statements of net income and other comprehensive income in separate, but consecutive statements. The adoptions of ASU 2011-05 and ASU 2011-12 did not impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other” (“ASC 350”). ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 became effective for the 2012 goodwill impairment testing. The adoption of ASU 2011-08 did not impact the Company’s financial position or results of operations.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Effective January 1, 2012, the Company adopted ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC 944. ASU 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance has been applied retrospectively, as permitted by the standard. As a result of this accounting change, shareholder’s equity, as of January 1, 2010, decreased by $586 million, after tax, from $15,576 million, as previously reported, to $14,990 million due to a reduction of the Company’s DAC and DSI asset balance related to certain costs that did not meet the provisions of the standard.

Other Invested Assets

The Company has an investment in a power fund which is recorded using the equity method of accounting and the balance is recorded in other invested assets. Prior to 2012, the portfolio investments held by the power fund were recorded at cost. As reported to the Company in 2012, the investee met the requirements of an investment company under ASC Topic 946, “Financial Services — Investment Companies” and recognized the portfolio investments at fair value. This change by the investee was accounted for as a change in accounting principle effective January 1, 2011. Consistent with the investee’s approach, the Company has also treated this as a change in accounting principle applied retrospectively. This change resulted in an increase to retained earnings of $36 million, net of tax of $19 million, and other invested assets of $55 million as of January 1, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The following tables present the effects of retrospective adjustments and reclassifications to the Company’s previously reported Consolidated Balance Sheet, Consolidated Statements of Operations and Consolidated Statements of Cash Flows related to the adoption of ASU 2010-26 for DAC and DSI, the change in accounting for its other invested assets, and for the presentation reclassification:

	December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Assets
Other invested assets	$4,446	$-	$55	$-	$4,501
Deferred policy acquisition costs and deferred sales inducements	7,186	(888)	-	-	6,298
Liabilities
Future policy benefits	88,879	2	-	108	88,989
Deferred income tax liability	4,214	(311)	19	-	3,922
Other liabilities	4,271	-	-	(108)	4,163
Shareholder’s Equity
Retained earnings	1,005	(635)	36	-	406
Accumulated other comprehensive income	4,102	56	-	-	4,158
Total shareholder’s equity	18,160	(579)	36	-	17,617

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$5,718	$(1)	$-	$-	$5,717
Net realized investment and other gains (losses)	1,347	-	-	1,788	3,135
Other Revenue	121	-	-	3	124
Benefits and Expenses
Benefits to policyholders	7,638	1	-	-	7,639
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-		2,841
Other operating costs and expenses	4,362	160	-	1,791	6,313
Income (loss) before income taxes	(1,216)	73	-	-	(1,143)
Income tax expense (benefit)	(358)	26	-	-	(332)
Net income (loss)	(858)	47	-	-	(811)
Net income (loss) attributable to the Company	(902)	47	-	-	(855)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$3,773	$(2)	$-	$-	$3,771
Net realized investment and other gains (losses)	278	-	-	(196)	82
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Other operating costs and expenses	3,225	201	-	(196)	3,230
Income (loss) before income taxes	(655)	(133)	-	-	(788)
Income tax expense (benefit)	222	(46)	-	-	176
Net income (loss)	(877)	(87)	-	-	(964)
Net income (loss) attributable to the Company	(913)	(87)	-	-	(1,000)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(858)	$47	$-	$-	$(811)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(1,347)	-	-	(1,788)	(3,135)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-	-	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	160	-	-	(766)
Increase (decrease) in other assets and other liabilities, net	(1,269)	2	-	1,788	521
Increase (decrease) in deferred income taxes	(126)	26	-	-	(100)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(877)	$(87)	$-	$-	$(964)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(278)	-	-	196	(82)
Change in expected internal rate of return on leveraged leases	-	-	-	118	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	201	-	-	(1,039)
Increase (decrease) in other assets and other liabilities, net	345	2	-	(196)	151
Increase (decrease) in deferred income taxes	447	(46)	-	-	401
Cash flows from investing activities
Other, net	133	-	-	(118)	15
(1)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Deferred Policy Acquisition Costs and Deferred Sales Inducements for further information on this change to the Company’s previously reported results.
(2)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Other Invested Assets for further information on this change to the Company’s previously reported results.
(3)	See discussion included in the Significant Accounting Policies Note – Reclassifications for further information on this change to the Company’s previously reported results.

Future Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”) which amends ASC 350. ASU 2012-02 is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance in ASU 2012-02, if this option is selected, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2012-02 are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Upon adoption, ASU 2012-02 is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturities	56,355	7,476	(546)	63,285	(109)
Other fixed maturities (1)	1,711	-	-	1,711	-

Total fixed maturities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturities and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$(573)	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	(132)	3,132	(11)
Residential mortgage-backed securities	577	1	(208)	370	(32)
Collateralized debt obligations	217	-	(86)	131	(32)
Other asset-backed securities	1,013	89	(9)	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	(1)	4,964	-
Debt securities issued by foreign governments	1,178	250	(6)	1,422	-

Fixed maturities	61,690	6,591	(1,015)	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	(1,015)	69,225	(127)

Equity securities available-for-sale	358	91	(10)	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$(1,025)	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2012, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,742	$1,782
Due after one year through five years	7,325	7,863
Due after five years through ten years	8,622	9,530
Due after ten years	35,992	41,474

	53,681	60,649
Asset-backed and mortgage-backed securities	2,674	2,636

Total	$56,355	$63,285

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Credit Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted EPS, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macro economic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2012	2011	2010

	(in millions)
Balance, beginning of year	$380	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	75	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	12	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(96)	(70)	(65)

Balance, end of year	$371	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$(106)	$2,911	$(467)	$5,765	$(573)
Commercial mortgage-backed securities	359	(8)	327	(124)	686	(132)
Residential mortgage-backed securities	30	(2)	320	(206)	350	(208)
Collateralized debt obligations	5	(1)	123	(85)	128	(86)
Other asset-backed securities	74	(3)	80	(6)	154	(9)
US Treasury securities and obligations of US government corps and agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	93	(1)	93	(1)
Debt securities issued by foreign governments	-	-	104	(6)	104	(6)
Total fixed maturities available-for-sale	3,322	(120)	3,958	(895)	7,280	(1,015)
Equity securities available-for-sale	37	(9)	12	(1)	49	(10)
Total	$3,359	$(129)	$3,970	$(896)	$7,329	$(1,025)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $280 million at December 31, 2012 from $619 million at December 31, 2011.

At December 31, 2012 and 2011, there were 624 and 919 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $546 million and $1,015 million, respectively, of which the single largest unrealized loss was $33 million and $31 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2012 and 2011, there were 75 and 125 equity securities with an aggregate gross unrealized loss of $5 million and $10 million, respectively, of which the single largest unrealized loss was $2 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $336 million were non-income producing for the year ended December 31, 2012. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2012.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2012 and 2011. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2012	2011

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$114	$134
Bonds pledged in support of exchange-traded futures	552	800
Bonds on deposit with government authorities	36	36
Mortgage loans pledged in support of real estate	52	52

Total assets pledged as collateral and on deposit	$754	$1,022

Mortgage Loans on Real Estate

At December 31, 2012 and 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / Other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2011:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agribusiness	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada / Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2012	$45	$24	$(1)	$(24)	$44

Year ended December 31, 2011	34	38	(1)	(26)	45

Year ended December 31, 2010	42	38	(5)	(41)	34

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $75 million were non-income producing for the year ended December 31, 2012. Mortgage loans with a carrying value of $75 million were on nonaccrual status at December 31, 2012. At December 31, 2012, mortgage loans with a carrying value of $15 million were delinquent by less than 90 days and $22 million were delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2012	2011

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$119	$131
Allowance for credit losses	(44)	(45)

Net impaired mortgage loans on real estate	$75	$86

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2012	2011	2010

	(in millions)
Average recorded investment in impaired loans	$105	$109	$130
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2012	2011

	(in millions)
AAA	$319	$154
AA	1,460	1,310
A	2,928	2,749
BBB	7,648	8,811
BB	529	577
B and lower and unrated	308	373

Total	$13,192	$13,974

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $136 million was non-income producing for the year ended December 31, 2012. Depreciation expense on investment real estate, agriculture, and timber was $84 million, $69 million, and $63 million in 2012, 2011, and 2010, respectively. Accumulated depreciation was $602 million and $514 million at December 31, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. The carrying value of equity method investments totaled $4,458 million and $3,951 million at December 31, 2012 and 2011, respectively. Net investment income on investments accounted for under the equity method totaled $218 million, $222 million, and $197 million in 2012, 2011, and 2010, respectively. Total combined assets of such investments were $62,974 million and $55,010 million (consisting primarily of investments) and total combined liabilities were $14,830 million and $16,466 million (including $9,698 million and $10,547 million of debt) at December 31, 2012 and 2011, respectively. Total combined revenues and expenses of these investments in 2012 were $8,639 million and $4,696 million, respectively, resulting in $3,943 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2011 were $8,516 million and $4,750 million, respectively, resulting in $3,766 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2010 were $5,772 million and $4,884 million, respectively, resulting in $888 million of total combined income (loss) from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2012	2011	2010

	(in millions)
Net investment income
Fixed maturities	$2,943	$3,425	$3,199
Equity securities	7	9	10
Mortgage loans on real estate	771	798	766
Investment real estate, agriculture, and timber	216	205	171
Policy loans	300	305	326
Short-term investments	8	9	12
Derivatives	405	196	12
Equity method investments and other	182	303	269

Gross investment income	4,832	5,250	4,765

Less investment expenses	(273)	(261)	(269)

Net investment income	$4,559	$4,989	$4,496

	December 31,

	2012	2011	2010

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,025	$1,131	$726
Equity securities	40	(11)	29
Mortgage loans on real estate	58	(82)	(62)
Derivatives	(3,441)	2,137	(558)
Other invested assets	189	62	30
Amounts credited to participating contract holders	(39)	(102)	(83)

Net realized investment and other gains (losses)	$(2,168)	$3,135	$82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The change in net unrealized gains (losses) on fixed maturities classified as held-for-trading of $33 million, $46 million, and $34 million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on held-for-trading equities, included in net realized investment and other gains (losses) was $7 million, $(10) million, and $10 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on derivatives of $(1,941) million, $2,687 million, and $(229) million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

For the years ended December 31, 2012, 2011, and 2010, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $91 million, $100 million, and $106 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,284 million, $1,619 million, and $774 million for the years ended December 31, 2012, 2011, and 2010, respectively, and gross losses were realized on the sale of available-for-sale securities of $199 million, $291 million, and $194 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $95 million, $70 million, and $115 million for the years ended December 31, 2012, 2011, and 2010, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2012		2011

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$71	$50	$198	$147

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2012			2011
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$341	$-	$-	$448	$-	$-
Real estate limited partnerships (4)	1,158	314	323	1,289	378	392
Timber funds (5)	3,601	478	496	2,058	109	136

Total	$5,100	$792	$819	$3,795	$487	$528

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturity securities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$807	$146	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

The Company tests goodwill for impairment annually and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2012, the Company had no goodwill impairment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$1,321	$1,959
Amortization	(224)	(389)
Change due to unrealized investment gains (losses)	136	(249)
Reinsurance recapture (1)	(37)	-

Balance, end of year	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2013	$116
2014	96
2015	92
2016	85
2017	81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $16 million, $15 million, and $14 million for the years ended December 31, 2012, 2011, and 2010, respectively. Amortization expense for other intangible assets is expected to be approximately $17 million in 2013, $18 million in 2014, $17 million in 2015, $16 million in 2016, and $16 million in 2017.

During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$6,111	$8,657
Capitalization	715	755
Amortization	(1,084)	(2,330)
Change due to unrealized investment gains	25	(971)

Balance, end of year	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$187	$321
Capitalization	4	11
Amortization	(77)	(122)
Change due to unrealized investment gains	32	(23)

Balance, end of year	$146	$187

See the Summary of Significant Accounting Policies Note for information on the retrospective application of the adoption of new accounting guidance related to DAC and DSI.

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($180) million and ($161) million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance payable to JHRECO of $29 million and $32 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $1 million, $93 million, and $1 million during the years ended December 31, 2012, 2011, and 2010 , respectively. Claims incurred ceded to JHRECO were $438 million, $520 million, and $465 million during the years ended December 31, 2012, 2011, and 2010, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,995 million and $5,439 million at December 31, 2012 and 2011, respectively, and recorded reinsurance recoverable from JHRECO of $6,232 million and $5,981 million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $613 million, $609 million, and $625 million during the years ended December 31, 2012, 2011, and 2010, respectively. Claims

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

incurred ceded to JHRECO were $313 million, $271 million, and $245 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,072 million and $1,308 million as of December 31, 2012 and 2011, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of $1,083 million and ($205) million. As of December 31, 2012 and 2011, respectively, the Company reported a coinsurance funds withheld liability of $267 million and $0 million on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance receivable from MRBL of $(35) million and $47 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2012 and 2011 were $2,487 million and $2,463 million, respectively, and are accounted for on a basis consistent with the methodologies described in the Significant Accounting Policy Note for similar financial instruments.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $482 million, $457 million, and $412 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had amounts payable to MFC and MLI of $17 million and $11 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $0 million, and $1 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $4 million, $3 million, and $3 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. During 2012, this balance was repaid in full. Interest on the loan was calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On June 28, 2012, the Company issued a promissory note to Manulife Finance Switzerland AG (“MFSA”) in the amount of $153 million. Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.9% per annum payable quarterly with a maturity date of June 28, 2013. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 12, 2012, thus bringing the total principal balance due to $160 million, with the terms noted above. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On December 20, 2012, MIC issued a demand note to the Company in the amount of $130 million. Interest on the loan is calculated at a fluctuating rate equal to the LIBOR rate and is payable monthly. Interest expense was $0 million for the year ended December 31, 2012.

The fair value of the Company’s related party notes payable and note receivable totaled $831 million and $295 million, respectively, at December 31, 2012, and $748 million and $295 million, respectively at December 31, 2011.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The Company, in the ordinary course of business invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2012 and 2011, the Company managed approximately $8,947 million and $5,040 million of affiliate assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2012 and 2011, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $84 million and $124 million, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5,000 million in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2012	2011

	(in millions)
The Manufacturers Investment Corporation	$100	$202
John Hancock Financial Corporation	89	40
Manulife Reinsurance Limited	35	121
Manulife Reinsurance (Bermuda) Limited	89	81
Manulife Hungary Holdings KFT	5	5
John Hancock Insurance Company of Vermont	18	16
John Hancock Reassurance Company Limited	15	10
John Hancock Insurance Agency, Inc.	10	6

Total	$361	$481

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Direct	$3,591	$3,782	$4,192

Assumed	1,127	1,188	1,091

Ceded	(1,919)	(1,974)	(1,651)

Net	$2,799	$2,996	$3,632

For the years ended December 31, 2012, 2011, and 2010, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $3,101 million, $2,770 million, and $2,597 million, respectively.

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $5,062 million on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $1,701 million on the Consolidated Balance Sheets.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax. Subsequent to the recapture transactions, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the years ended December 31, 2012 and 2011 were $43 million and $21 million, respectively.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices or indices. The Company uses derivatives including swaps, forward and futures agreements, caps and floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, commodity prices and equity market prices, and to replicate permissible investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Swaps are over-the-counter (“OTC”) contractual agreements between the Company and a third party to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Similarly, interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and pre-payable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in hedging and non-hedging relationships:

		December 31, 2012			December 31, 2011
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,336	$739	$1,048	$9,353	$734	$1,140
	Foreign currency swaps	232	-	157	246	-	171

Cash flow hedges	Interest rate swaps	13,232	2,669	73	15,472	3,627	192
	Foreign currency swaps	1,763	147	255	1,833	183	325
	Foreign currency forwards	182	9	-	201	4	-
	Equity market contracts	29	3	2	25	-	10

Total Derivatives in Hedging Relationships		$24,774	$3,567	$1,535	$27,130	$4,548	$1,838

Non-Hedging Relationships
	Interest rate swaps	$94,343	$8,094	$3,378	$71,640	$7,219	$3,122
	Interest rate futures	3,987	-	-	6,009	-	-
	Foreign currency swaps	1,463	121	150	1,561	163	154
	Foreign currency forwards	40	1	-	33	-	2
	Foreign currency futures	1,860	-	-	2,072	-	-
	Equity market contracts	108	7	5	24	-	10
	Equity index futures	9,107	-	-	9,063	-	-
	Interest rate options	1,323	43	-	336	9	-
	Credit default swaps	265	6	-	246	4	1
	Embedded derivatives – fixed maturities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	14	3,371	-	10	2,686
	Embedded derivatives – participating pension contracts (1)	-	-	129	-	-	106
	Embedded derivatives – benefit guarantees (1)	-	2,701	1,217	-	2,914	1,169

Total Derivatives in Non-Hedging Relationships		112,496	10,987	8,250	90,984	10,319	7,250

Total Derivatives (2)		$137,270	$14,554	$9,785	$118,114	$14,867	$9,088

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 31, 2012 and 2011, respectively.

	December 31, 2012		December 31, 2011
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$11,853	$8,439	$11,953	$7,813
Non-reinsurance embedded derivatives	2,701	1,346	2,914	1,275

Total derivatives	14,554	9,785	14,867	9,088
Netting adjustments (a)	(1,701)	(3,367)	(550)	(4,572)
Assets and cash collateral used to offset asset/liabilities	(8,288)	(1,408)	(10,156)	(342)
Affiliate reinsurance related to embedded derivatives (b)	(1,317)	(3,223)	(1,342)	(2,572)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,248	$1,787	$2,819	$1,602

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and a counterparty where more than one derivative contract exists between the two entities.

(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company uses derivatives for economic hedging purposes only. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2012, 2011, and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2012, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2012
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign Currency Swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign Currency Swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Year ended December 31, 2010
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign Currency Swaps	Fixed-rate assets	(73)	111	38
	Fixed-rate liabilities	-	-	-

Total		$(81)	$204	$123

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become unlikely, the amounts will be reclassified to earnings in that period.

In addition, during 2012 the Company completed a review of the investment strategy for the JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012, however believes that the originally forecasted fixed income asset purchases are still probable of occurring as forecasted. Accordingly, the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions are no longer possible of occurring, the amounts will be reclassified to earnings in that period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2012
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	7	-	-

	Total	$648	$209	$9

Year ended December 31, 2011
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Floating rate assets	-	-	-
	Inflation indexed liabilities	(43)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

The Company anticipates that pre-tax net gains of approximately $70 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 34 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts and CDS to manage credit risk, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2012, 2011, and 2010, net losses and net gains related to derivatives in a non-hedging relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2012	2011	2010
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$(336)	$3,230	$145
Interest rate futures	(53)	(237)	(56)
Interest rate options	(8)	1	(1)
Credit defaults swaps	1	-	-
Foreign currency swaps	(32)	17	(68)
Foreign currency forwards	(5)	(10)	22
Foreign currency futures	-	16	(18)
Embedded derivatives	(1,730)	153	(93)
Equity market contracts	7	(1)	12
Equity index futures	(1,555)	(318)	(652)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$(3,711)	$2,851	$(709)

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2012 and 2011, respectively.

	December 31, 2012			December 31, 2011
	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]
	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$25	$1	4	$25	$1	5
AA	85	2	4	85	2	5
A	145	3	4	105	1	5
BBB	10	-	5	-	-

Total CDS protection sold	$265	$6		$215	$4

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company holds no purchased credit protection at December 31, 2012. At December 31, 2011 the Company held purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2012 and 2011, the Company accepted collateral consisting of cash of $2,142 million and $1,446 million and various securities with a fair value of $5,430 million and $5,591 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the over-the-counter derivative instruments and exchange traded futures. For further details regarding pledged collateral see the Investments Note.

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2012	2011

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$8,346	$7,586
Net amount at risk related to deposits	182	174
Average attained age of contract holders	52	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2012	2011

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$24,553	$23,864
Net amount at risk — net of reinsurance	64	174
Average attained age of contract holders	66	65

Return of net deposits plus a minimum return
In the event of death
Account value	$542	$562
Net amount at risk — net of reinsurance	305	332
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,350	$25,558
Net amount at risk — net of reinsurance	265	559
Average attained age of contract holders	66	65

Guaranteed Minimum Income Benefit
Account value	$4,816	$5,102
Net amount at risk — net of reinsurance	40	50
Average attained age of contract holders	65	64

Guaranteed Minimum Withdrawal Benefit
Account value	$38,613	$36,581
Net amount at risk	774	1,116
Average attained age of contract holders	63	65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2012	2011

	(in millions)
Type of Fund
Equity	$28,537	$27,351
Balanced	21,539	20,850
Bond	7,557	7,321
Money Market	1,407	1,667

Total	$59,040	$57,189

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2012 and 2011:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the Ruark table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$8,258	$8,349
Policyholders’ funds	74	76
Policyholder dividends payable	162	180
Other closed block liabilities	659	636

Total closed block liabilities	9,153	9,241

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$2,733; 2011—$2,918)	3,163	3,250
Mortgage loans on real estate	519	579
Investment real estate	710	692
Policy loans	1,589	1,586
Other invested assets	5	4

Total investments	5,986	6,111

Cash borrowings, cash, and cash equivalents	(513)	(339)
Accrued investment income	101	102
Amount due from and held for affiliates	2,047	1,885
Other closed block assets	588	574

Total assets designated to the closed block	8,209	8,333

Excess of closed block liabilities over assets designated to the closed block	944	908
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $322 and $265, respectively	597	492
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $111 and $82, respectively	(206)	(153)
Foreign currency translation adjustment	(79)	(70)

Total amounts included in accumulated other comprehensive income	312	269

Maximum future earnings to be recognized from closed block assets and liabilities	$1,256	$1,177

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$538	$558	$597
Net investment income	339	331	351
Net realized investment income and other gains (losses)	111	67	161

Total revenues	988	956	1,109

Benefits and Expenses
Benefits to policyholders	656	668	713
Policyholder dividends	331	354	367
Amortization of deferred policy acquisition costs	94	14	(28)
Other closed block operating costs and expenses	29	29	28

Total benefits and expenses	1,110	1,065	1,080

Revenues, net of benefits and expenses	(122)	(109)	29
Income tax expense (benefit)	(43)	(41)	11

Revenues, net of benefits and expenses and income taxes	$(79)	$(68)	$18

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$1,177	$1,109
Revenues, net of benefits and expenses and income taxes	79	68

End of period	$1,256	$1,177

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$10,488	$10,654
Policyholders’ funds	1,446	1,506
Policyholder dividends payable	324	367
Other closed block liabilities	418	409

Total closed block liabilities	12,676	12,936

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$6,198; 2011—$6,411)	6,839	6,939
Equity securities:
Available-for-sale—at fair value (cost: 2012—$6; 2011—$11)	9	12
Mortgage loans on real estate	2,176	2,284
Policy loans	1,449	1,491
Other invested assets	88	104

Total investments	10,561	10,830

Cash borrowings, cash, and cash equivalents	154	(36)
Accrued investment income	128	133
Other closed block assets	88	88

Total assets designated to the closed block	10,931	11,015

Excess of closed block liabilities over assets designated to the closed block	1,745	1,921
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $229 and $194, respectively	425	358

Maximum future earnings to be recognized from closed block assets and liabilities	$2,170	$2,279

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$514	$577	$621
Net investment income	555	576	585
Net realized investment income and other gains (losses)	65	73	18

Total revenues	1,134	1,226	1,224

Benefits and Expenses
Benefits to policyholders	665	729	733
Policyholder dividends	289	412	439
Other closed block operating costs and expenses	12	52	11

Total benefits and expenses	966	1,193	1,183

Revenues, net of benefits and expenses	168	33	41
Income tax expense (benefit)	59	12	12

Revenues, net of benefits and expenses and income taxes	$109	$21	$29

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$2,279	$2,300
Revenues, net of benefits and expenses and income taxes	(109)	(21)

End of period	$2,170	$2,279

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2012	2011

	(in millions)
Short-term debt:
Current maturities of long-term debt	$14	$11

Long-term debt:
Surplus notes, 7.38% maturing in 2024	472	473
Fixed rate notes payable, interest ranging from 5.4% to 13.84% due in varying amounts to 2016	62	106
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15%	-	59

	534	638
Less current maturities of long-term debt	(14)	(11)

Total long-term debt	$520	$627

Consumer notes:
Notes payable, interest ranging from 0.80% to 6.00% due in varying amounts to 2032	$716	$819

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2013—$14 million; 2014—$32 million; 2015—$0 million ; 2016—$16 million; 2017—$0 million; and thereafter—$472 million.

Interest expense on debt, included in other operating costs and expenses, was $41 million, $46 million and $47 million in 2012, 2011, and 2010, respectively. Interest paid on debt was $38 million, $43 million, and $47 million in 2012, 2011, and 2010, respectively.

The fixed rate notes payable includes $47 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2013—$56 million; 2014—$237 million; 2015—$148 million; 2016—$67 million; 2017—$8 million; and thereafter—$204 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $34 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively. Interest paid amounted to $36 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Line of Credit

At December 31, 2012, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, the Company had no outstanding borrowings under the agreement.

At December 31, 2012, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware LLC (“MHDLLC”) merged with JHFC resulting in a new combined group. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Domestic	$(766)	$(1,143)	$(788)

Income (loss) before income taxes	$(766)	$(1,143)	$(788)

The components of income taxes were as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Current taxes:
Federal	$(255)	$(233)	$(224)
State	-	1	-

Total	(255)	(232)	(224)

Deferred taxes:
Federal	(378)	(100)	403
State	-	-	(3)

Total	(378)	(100)	400

Total income tax expense (benefit)	$(633)	$(332)	$176

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)

Tax at 35%	$(268)	$(400)	$(276)
Add (deduct):
Prior year taxes	(61)	27	47
Tax credits	(76)	(74)	(65)
Tax-exempt investment income	(29)	(31)	(34)
Lease income	27	1	(5)
Dividend received deduction	(113)	(102)	(88)
Change in tax reserves	(128)	67	34
Goodwill impairment	-	175	560
Foreign tax expense gross-up	10	3	3
Other	5	2	-

Total income tax expense (benefit)	$(633)	$(332)	$176

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2012	2011

	(in millions)
Deferred tax assets:
Policy reserves	$2,401	$2,752
Net operating loss carryforwards	661	666
Net capital loss carryforwards	-	-
Tax credits	831	698
Unearned revenue	523	702
Deferred compensation	53	61
Accrued interest	414	437
Policyholder dividends payable	91	156
Other	91	147

Total deferred tax assets	5,065	5,619

Deferred tax liabilities
Unrealized investment gains on securities	2,954	2,225
Deferred policy acquisition costs	1,606	1,751
Intangible assets	946	1,042
Premiums receivable	36	37
Deferred sales inducements	57	89
Deferred gains	527	577
Securities and other investments	2,969	3,690
Other	188	130

Total deferred tax liabilities	9,283	9,541

Net deferred tax liabilities	$4,218	$3,922

At December 31, 2012, the Company had $1,889 million of net operating loss carryforwards which will expire between 2023 and 2030. At December 31, 2012, the Company had $831 million of tax credits, which consist of $633 million of general business credits, $172 million of foreign tax credits, and $26 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2032. The foreign tax credits begin to expire in tax year 2013 through tax year 2022. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $43 million to the Internal Revenue Service (“IRS”). In 2011, the Company received income tax refunds of $181 million from subsidiaries under the terms of its inter-company tax-sharing agreement and received income tax refunds of $20 million from the IRS. In 2010, the Company received income tax refunds of $60 million from subsidiaries under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audits for tax years prior to 2006 have been closed. Tax years 2006 and 2007 for MHDLLC are in IRS appeals and tax years 2008 and 2009 are currently under examination. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001. The Company resolved all issues with the IRS except leveraged leases, for which the Company is waiting on a decision from the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$2,477	$2,261
Additions based on tax positions related to the current year	350	212
Additions for tax positions of prior years	616	10
Reductions for tax positions of prior years	(217)	(6)

Balance, end of year	$3,226	$2,477

Included in the balances as of December 31, 2012 and 2011, respectively, are $237 million and $387 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2012 and 2011, respectively, are $2,989 million and $2,090 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $34 million of interest benefit for the year ended December 31, 2012, $161 million and $166 million of interest expense for the years ended December 31, 2011 and 2010, respectively. The Company had approximately $1,157 million and $1,191 million accrued for interest as of December 31, 2012 and 2011, respectively. The Company did not recognize material penalties for the years ended December 31, 2012, 2011, and 2010.

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,957 million and $124 million, respectively, at December 31, 2012. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 40% of these commitments expire in 2013 and the remainder expire by 2017.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $18 million, $20 million and $24 million for the years ended December 31, 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income
	(in millions)
2013	$43	$17
2014	33	14
2015	18	3
2016	10	-
2017	7	-
Thereafter	365	-

Total	$476	$34

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2012.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, no material impact to the Company’s results are expected.

The Company acts as an intermediary/broker in over-the-counter derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Office of Financial and Insurance Regulation, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a regular quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$207	$400	$9	$(478)	$138
Gross unrealized investment gains (net of deferred income tax expense of $770)	1,429				1,429
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $275)	(510)				(510)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42				42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $97)	(180)				(180)

Net unrealized investment gains	781				781
Foreign currency translation adjustment			(53)		(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)				(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)				9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)				2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)		(37)			(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $69)		(129)			(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)				473	473

Balance at December 31, 2010	$988	$234	$(44)	$4	$1,182

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment			13		13
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment			(50)		(50)
Pension and postretirement benefits:
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $-)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$7,378	$5,932	$1,861
Equity securities	471	365	360
Other investments	5	33	(14)

Total (1)	7,854	6,330	2,207

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,642)	(1,824)	(631)
Policyholder liabilities	(1,456)	(1,070)	(56)
Deferred income taxes	(1,665)	(1,203)	(532)

Total	(4,763)	(4,097)	(1,219)

Net unrealized investment gains (losses)	$3,091	$2,233	$988

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Related Party Transactions Note, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2012, 2011, and 2010 was $221 million, $(2,888) million, and $40 million, respectively. The Company’s statutory capital and surplus as of December 31, 2012 and 2011 was $5,794 million and $4,971 million, respectively.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Insurance Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Statements of Changes in Shareholder’s Equity was a decrease in additional paid-in capital of $13 million and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million in 2010.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for the Plans was $59 million, $41 million and $7 million in 2012, 2011, and 2010, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. In 2010, benefits paid related to the qualified defined benefit plan and the non-qualified plan were $175 million.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $ 7 million, $6 million, and $8 million in 2012, 2011, and 2010, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million in 2010.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $30 million, $46 million, and $3 million in 2012, 2011, and 2010, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $19 million, and $18 million in 2012, 2011, and 2010, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the year ended December 31, 2010, when the Company was the sponsor, are as follows:

	Pension Benefits	Other Postretirement Benefits

Discount rate	5.50%	5.50%
Expected long-term return on plan assets	7.75%	7.75%
Rate of compensation increase	4.35%	N/A
Health care cost trend rate for the following year		8.50%
Ultimate trend rate		5.00%
Year ultimate rate reached		2028

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements

The following table presents the carrying amounts and fair values of the items measured or disclosed at fair value by the Company. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$63,285	$63,285	$67,266	$67,266
Held-for-trading	1,441	1,441	1,477	1,477
Equity securities:
Available-for-sale	386	386	439	439
Held-for-trading	130	130	97	97
Mortgage loans on real estate	13,192	15,065	13,974	15,335
Policy loans	5,264	5,264	5,220	5,220
Short-term investments	2,166	2,166	1,618	1,618
Cash and cash equivalents	3,511	3,511	3,296	3,296
Other invested assets (2)	367	367	425	425
Derivatives:
Interest rate swaps	11,502	11,502	11,580	11,580
Foreign currency swaps	268	268	346	346
Foreign currency forwards	10	10	4	4
Interest rate options	43	43	9	9
Equity market contracts	10	10	-	-
Credit default swaps	6	6	4	4
Embedded derivatives	2,715	2,715	2,924	2,924
Assets held in trust	2,487	2,487	2,463	2,463
Separate account assets	140,626	140,626	129,326	129,326

Total assets	$247,409	$249,282	$240,468	$241,829

Liabilities:
Consumer notes	$716	$757	$819	$837
Debt	534	593	638	677
Guaranteed investment contracts and funding agreements	465	471	577	577
Fixed-rate deferred and immediate annuities	8,903	9,219	9,415	9,307
Supplementary contracts without life contingencies	67	72	48	48
Derivatives:
Interest rate swaps	4,499	4,499	4,454	4,454
Foreign currency swaps	562	562	650	650
Foreign currency forwards	-	-	2	2
Equity market contracts	7	7	20	20
Credit default swaps	-	-	1	1
Embedded derivatives	4,717	4,717	3,961	3,961

Total liabilities	$20,470	$20,897	$20,585	$20,534

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

In general, ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets-This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, guaranteed investment contracts, funding agreements and fixed-rate deferred and immediate annuities.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account.

The fair value of fund investments is based upon quoted market prices or reported net asset values. Fund investments that are traded in an active market and have a net asset value that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3 accordingly.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage loans on real estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements

The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt

The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities

The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheet:

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	-	1,166	228
Residential mortgage-backed securities	242	-	4	238
Collateralized debt obligations	106	-	6	100
Other asset-backed securities	894	-	847	47
U.S. Treasury and agency securities	12,095	-	12,095	-
Obligations of states and political subdivisions	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	-	1,467	-

Total fixed maturities available-for-sale	63,285	-	58,420	4,865

Fixed maturities held-for-trading:
Corporate debt securities	997	-	955	42
Commercial mortgage-backed securities	145	-	134	11
Residential mortgage-backed securities	1	-	-	1
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	24	-	23	1
U.S. Treasury and agency securities	190	-	190	-
Obligations of states and political subdivisions	81	-	70	11
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,441	-	1,374	67

Equity securities available-for-sale	386	386	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	2,166	-	2,166	-
Other invested assets (2)	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	-	11,484	18
Foreign currency swaps	268	-	268	-
Foreign currency forwards	10	-	10	-
Interest rate options	43	-	-	43
Credit default swaps	6	-	6	-
Equity market contracts	10	-	5	5
Embedded derivatives (4):
Reinsurance contracts	14	-	14	-
Benefit guarantees	2,701	-	-	2,701
Assets held in trust (6)	2,487	886	1,546	55
Separate account assets (5)	140,626	130,912	7,491	2,223

Total assets at fair value	$225,442	$132,314	$82,784	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$-	$4,498	$1
Foreign currency swaps	562	-	517	45
Foreign currency forwards	-	-	-	-
Equity market contracts	7	-	1	6
Credit default swaps	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	-	3,371	-
Participating pension contracts	129	-	129	-
Benefit guarantees	1,217	-	-	1,217

Total liabilities at fair value	$9,785	$-	$8,516	$1,269

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	425	-	-	425
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Equity market contracts	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (6)	2,463	786	1,605	72
Separate account assets (5)	129,326	120,310	6,864	2,152

Total assets at fair value	$217,978	$121,632	$85,129	$11,217

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,169	-	-	1,169

Total liabilities at fair value	$9,088	$-	$7,852	$1,236

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.
(6)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Related Party Transactions Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$15,065	$-	$15,065	$-
Policy loans	5,264	-	5,264	-
Cash and cash equivalents	3,511	3,511	-	-

Total assets at fair value	$23,840	$3,511	$20,329	$-

Liabilities
Consumer notes	$757	$-	$-	$757
Debt	593	-	593	-
Guaranteed investment contracts and funding agreements	471	-	-	471
Fixed rate deferred and immediate annuities	9,219	-	1,253	7,966
Supplementary contracts without life contingencies	72	-	72	-

Total liabilities at fair value	$11,112	$-	$1,918	$9,194

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the year ended December 31, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturities held-for-trading:
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9
Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14
Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Information about Sensitivity to Changes in Significant Unobservable Inputs (Level 3)

The Company determines the estimated fair value of its Level 3 investments using primarily the market approach and the income approach. Matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

Corporate Debt Securities and Obligations of States and Political Subdivisions

Corporate debt securities and obligations of states and political subdivisions included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When quoted prices are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield, only if the yield is carried forward at the 30 year point. The yield is affected by the market movements in credit spreads and state and political subdivision yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding state and political subdivision yields constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

Benefit Guarantees

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, benefit guarantees for variable annuity products, are equity implied volatility, mortality rates, lapse rates and utilization rates. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the guarantee.

Separate Account Assets

The Company’s Level 3 separate account assets are predominantly invested in timberland properties valued by third-party valuation service providers. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available, such as data from pricing vendors and from internal valuation models. Because not all Level 3 instruments have input information reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

	Fair Value at December 31, 2012 (in millions)	Predominant Valuation Technique	Unobservable Input	Range (1)
Corporate debt securities	$3,731	Discounted cash flow	Yield if greater than 30 years	0	to	61
			Delta spread adjustment	0	to	1919
Obligation of states and political subdivisions	$574	Discounted cash flow	Yield if greater than 30 years	97	to	364
Benefit guarantees	$1,484	Discounted cash flow	Equity implied volatility	0%	to	35%
			Base lapse rates	1%	to	35%
			Dynamic lapse rates	0%	to	70%
			Mortality rates	0%	to	38%
			Utilization rates	80%	to	100%
(1)	For the unobservable inputs, the range is presented in basis points unless otherwise specified.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the year ended December 31, 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment revenues	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	$101,334	$163,135	$25,905	$290,374

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Carrying value of investments under the equity method	2,582	1,056	313	3,951
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)
Segment assets	$94,267	$153,822	$25,783	$273,872

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,589	$2,487	$527	$7,603
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(398)	159	82
Inter-segment revenues	-	-	-	-

Revenues	$7,463	$3,799	$919	$12,181

Net income (loss)	$67	$466	$(1,497)	$(964)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$156	$61	$(20)	$197
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	478	203	1	682
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense (benefit)	23	114	39	176

The Company operates primarily in the United States and has no reportable major customers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2012 consolidated financial statements through the date on which the consolidated financial statements were issued.

On March 18, 2013, the Company entered into a committed line of credit agreement established by MLI totaling $1 billion which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2012

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) comprised of the following sub-accounts,

500 Index Trust B Series I	Core Global Diversification Trust Series I
500 Index Trust B Series II	Core Global Diversification Trust Series II
500 Index Trust B Series NAV	Core Global Diversification Trust Series III
Active Bond Trust Series I	Core Strategy Trust Series II
Active Bond Trust Series II	Core Strategy Trust Series NAV
All Cap Core Trust Series I	Disciplined Diversification Trust Series II
All Cap Core Trust Series II	DWS Equity 500 Index
All Cap Value Trust Series I	Equity-Income Trust Series I
All Cap Value Trust Series II	Equity-Income Trust Series II
American Asset Allocation Trust Series I	Financial Services Trust Series I
American Asset Allocation Trust Series II	Financial Services Trust Series II
American Asset Allocation Trust Series III	Founding Allocation Trust Series I
American Global Growth Trust Series II	Founding Allocation Trust Series II
American Global Growth Trust Series III	Fundamental All Cap Core Trust Series II
American Global Small Capitalization Trust Series II	Fundamental Holdings Trust Series II
American Global Small Capitalization Trust Series III	Fundamental Holdings Trust Series III
American Growth Trust Series II	Fundamental Large Cap Value Trust Series II
American Growth Trust Series III	Fundamental Value Trust Series I
American Growth-Income Trust Series I	Fundamental Value Trust Series II
American Growth-Income Trust Series II	Global Allocation
American Growth-Income Trust Series III	Global Bond Trust Series I
American High-Income Bond Trust Series II	Global Bond Trust Series II
American High-Income Bond Trust Series III	Global Diversification Trust Series II
American International Trust Series II	Global Trust Series I
American International Trust Series III	Global Trust Series II
American New World Trust Series II	Health Sciences Trust Series I
American New World Trust Series III	Health Sciences Trust Series II
Basic Value Focus	High Yield Trust Series I
Blue Chip Growth Trust Series I	High Yield Trust Series II
Blue Chip Growth Trust Series II	International Core Trust Series I
Bond PS Series II	International Core Trust Series II
Bond Trust Series I	International Equity Index Trust B Series I
Bond Trust Series II	International Equity Index Trust B Series II
Capital Appreciation Trust Series I	International Equity Index Trust B Series NAV
Capital Appreciation Trust Series II	International Growth Stock Series II
Capital Appreciation Value Trust Series II	International Small Company Trust Series I
Core Allocation Plus Trust Series I	International Small Company Trust Series II
Core Allocation Plus Trust Series II	International Value Trust Series I
Core Bond Trust Series II	International Value Trust Series II
Core Fundamental Holdings Trust Series II	Investment Quality Bond Trust Series I
Core Fundamental Holdings Trust Series III	Investment Quality Bond Trust Series II

Report of Independent Registered Public Accounting Firm

Lifestyle Aggressive Trust Series I	Science & Technology Trust Series II
Lifestyle Aggressive Trust Series II	Short Term Government Income Trust Series I
Lifestyle Balanced Trust Series I	Short Term Government Income Trust Series II
Lifestyle Balanced Trust Series II	Small Cap Growth Trust Series I
Lifestyle Balanced Trust Series NAV	Small Cap Growth Trust Series II
Lifestyle Balanced PS Series II	Small Cap Index Trust Series I
Lifestyle Conservative Trust Series I	Small Cap Index Trust Series II
Lifestyle Conservative Trust Series II	Small Cap Opportunities Trust Series I
Lifestyle Conservative PS Series II	Small Cap Opportunities Trust Series II
Lifestyle Growth Trust Series I	Small Cap Value Trust Series I
Lifestyle Growth Trust Series II	Small Cap Value Trust Series II
Lifestyle Growth Trust Series NAV	Small Company Value Trust Series I
Lifestyle Growth PS Series II	Small Company Value Trust Series II
Lifestyle Moderate Trust Series I	Smaller Company Growth Trust Series I
Lifestyle Moderate Trust Series II	Smaller Company Growth Trust Series II
Lifestyle Moderate PS Series II	Strategic Income Opportunities Trust Series I
Mid Cap Index Trust Series I	Strategic Income Opportunities Trust Series II
Mid Cap Index Trust Series II	Total Bond Market Trust B Series II
Mid Cap Stock Trust Series I	Total Bond Market Trust B Series NAV
Mid Cap Stock Trust Series II	Total Return Trust Series I
Mid Value Trust Series I	Total Return Trust Series II
Mid Value Trust Series II	Total Stock Market Index Trust Series I
Money Market Trust Series I	Total Stock Market Index Trust Series II
Money Market Trust Series II	Ultra Short Term Bond Trust Series I
Money Market Trust B Series NAV	Ultra Short Term Bond Trust Series II
Mutual Shares Trust Series I	US Equity Trust Series I
Natural Resources Trust Series II	US Equity Trust Series II
PIMCO All Asset	Utilities Trust Series I
Real Estate Securities Trust Series I	Utilities Trust Series II
Real Estate Securities Trust Series II	Value Opportunities
Real Return Bond Trust Series II	Value Trust Series I
Science & Technology Trust Series I	Value Trust Series II

as of December 31, 2012, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the 500 Index Trust Series I, 500 Index Trust Series II, 500 Index Trust Series NAV, American Blue-Chip Income & Growth Trust Series II, American Blue-Chip Income & Growth Trust Series III, Balanced Trust Series I, Core Allocation Trust Series I, Core Allocation Trust Series II, Core Allocation Trust Series NAV, Core Balance Trust Series I, Core Balanced Trust Series II, Core Balanced Trust Series NAV, Core Balanced Strategy Trust Series NAV, Core Disciplined Diversification Trust Series II, International Equity Index Trust A Series I, International Equity Index Trust A Series II, International Opportunities Trust Series II, Large Cap Trust Series I, Large Cap Trust Series II, Total Bond Market Trust A Series II, and Total Bond Market Trust A Series NAV sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about

Report of Independent Registered Public Accounting Firm

whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2012, and the results of their and the closed sub-accounts’ operations and changes in contract owners’ equity for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2013

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	500 Index Trust B Series I	500 Index Trust B Series II	500 Index Trust B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$41,546,391	$38,015,608	$223,962,681	$47,609,191	$240,884,708	$40,947,910

Net Assets
Contracts in accumulation	$41,489,861	$38,015,608	$223,957,757	$47,488,896	$240,878,623	$40,893,408
Contracts in payout (annuitization)	56,530		4,924	120,295	6,085	54,502

Total net assets	$41,546,391	$38,015,608	$223,962,681	$47,609,191	$240,884,708	$40,947,910

Units outstanding	3,285,208	3,010,182	17,843,813	2,611,075	13,606,593	2,321,056
Unit value	$12.65	$12.63	$12.55	$18.23	$17.70	$17.64

Shares	2,306,851	2,107,295	12,435,463	4,685,944	23,662,545	2,160,839
Cost	$41,252,758	$37,684,984	$220,136,569	$44,419,538	$223,333,372	$33,523,734

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	All Cap Core Trust Series II	All Cap Value Trust Series I	All Cap Value Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III
Total Assets
Investments at fair value	$6,860,761	$19,949,788	$20,987,708	$130,968,989	$1,205,238,974	$155,962,476

Net Assets
Contracts in accumulation	$6,860,761	$19,949,788	$20,987,708	$130,654,340	$1,205,238,974	$155,962,476
Contracts in payout (annuitization)	—	—	—	314,649	—	—

Total net assets	$6,860,761	$19,949,788	$20,987,708	$130,968,989	$1,205,238,974	$155,962,476

Units outstanding	390,301	1,128,267	1,114,361	9,904,931	91,998,332	10,674,749
Unit value	$17.58	$17.68	$18.83	$13.22	$13.10	$14.61

Shares	362,619	2,369,333	2,498,537	10,502,726	96,651,081	12,517,053
Cost	$6,577,165	$17,114,026	$18,665,817	$93,170,355	$925,927,982	$110,907,915

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	American Global Growth Trust Series II	American Global Growth Trust Series III	American Global Small Capitalization Trust Series II	American Global Small Capitalization Trust Series III	American Growth Trust Series II	American Growth Trust Series III
Total Assets
Investments at fair value	$153,231,151	$3,988,739	$50,288,094	$33,819,065	$785,486,319	$105,547,229

Net Assets
Contracts in accumulation	$153,231,151	$3,988,739	$50,270,817	$33,819,065	$785,344,299	$105,547,229
Contracts in payout (annuitization)	—	—	17,277	—	142,020	—

Total net assets	$153,231,151	$3,988,739	$50,288,094	$33,819,065	$785,486,319	$105,547,229

Units outstanding	11,740,929	280,162	4,714,129	2,882,178	40,001,488	7,849,438
Unit value	$13.05	$14.24	$10.67	$11.73	$19.64	$13.45

Shares	12,488,276	325,611	5,355,495	3,597,773	45,299,096	6,090,434
Cost	$127,795,157	$3,206,511	$42,901,196	$26,553,018	$627,362,520	$79,134,291

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American High- Income Bond Trust Series II	American High- Income Bond Trust Series III	American International Trust Series II
Total Assets
Investments at fair value	$132,452,550	$703,311,313	$255,912,539	$51,691,233	$42,539,719	$497,659,810

Net Assets
Contracts in accumulation	$132,224,002	$703,100,596	$255,912,539	$51,691,233	$42,539,719	$497,601,143
Contracts in payout (annuitization)	228,548	210,717	—	—	—	58,667

Total net assets	$132,452,550	$703,311,313	$255,912,539	$51,691,233	$42,539,719	$497,659,810

Units outstanding	6,896,415	39,800,920	18,878,594	3,402,347	2,447,584	22,633,957
Unit value	$19.21	$17.67	$13.56	$15.19	$17.38	$21.99

Shares	7,950,333	42,291,721	15,397,867	4,751,032	3,917,101	31,103,738
Cost	$96,847,021	$640,355,383	$233,606,864	$50,961,891	$41,745,117	$439,729,925

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	American International Trust Series III	American New World Trust Series II	American New World Trust Series III	Basic Value Focus (a)	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II
Total Assets
Investments at fair value	$50,474,665	$62,292,030	$2,546,429	$6,057,654	$217,180,428	$106,689,397

Net Assets
Contracts in accumulation	$50,474,665	$62,274,871	$2,546,429	$6,042,624	$216,867,453	$106,679,910
Contracts in payout (annuitization)	—	17,159	—	15,030	312,975	9,487

Total net assets	$50,474,665	$62,292,030	$2,546,429	$6,057,654	$217,180,428	$106,689,397

Units outstanding	4,154,206	4,498,260	189,733	234,669	8,904,367	6,082,613
Unit value	$12.15	$13.85	$13.42	$25.81	$24.39	$17.54

Shares	3,162,573	4,600,593	188,485	474,366	8,944,828	4,428,784
Cost	$47,481,564	$56,953,957	$2,306,461	$6,288,966	$152,061,405	$81,439,240

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Bond PS Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II
Total Assets
Investments at fair value	$284,489	$241,510,022	$553,118,027	$136,224,374	$62,558,711	$285,351,761

Net Assets
Contracts in accumulation	$284,489	$241,510,022	$553,114,745	$135,893,388	$62,558,464	$285,351,761
Contracts in payout (annuitization)	—	—	3,282	330,986	247	—

Total net assets	$284,489	$241,510,022	$553,118,027	$136,224,374	$62,558,711	$285,351,761

Units outstanding	21,579	18,221,684	42,147,504	12,109,605	3,741,176	19,197,836
Unit value	$13.18	$13.25	$13.12	$11.25	$16.72	$14.86

Shares	21,552	17,263,047	39,480,230	11,835,306	5,497,251	24,305,942
Cost	$286,804	$239,277,647	$547,447,615	$108,775,571	$50,478,679	$241,537,871

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Core Allocation Plus Trust Series I	Core Allocation Plus Trust Series II	Core Bond Trust Series II	Core Fundamental Holdings Trust Series II	Core Fundamental Holdings Trust Series III	Core Global Diversification Trust Series I
Total Assets
Investments at fair value	$19,050,496	$136,808,789	$10,873,608	$285,646,169	$24,658,473	$156,604

Net Assets
Contracts in accumulation	$19,050,496	$136,808,789	$10,873,608	$285,646,169	$24,658,473	$156,604
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$19,050,496	$136,808,789	$10,873,608	$285,646,169	$24,658,473	$156,604

Units outstanding	1,426,785	10,879,639	638,394	16,595,696	1,417,211	10,314
Unit value	$13.35	$12.57	$17.03	$17.21	$17.40	$15.18

Shares	1,826,510	13,104,290	779,470	17,073,889	1,475,672	10,130
Cost	$17,318,073	$117,730,070	$10,944,681	$264,251,301	$22,757,006	$164,473

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Core Global	Core Global			Disciplined
	Diversification	Diversification	Core Strategy	Core Strategy	Diversification	DWS Equity 500
	Trust Series II	Trust Series III	Trust Series II	Trust Series NAV	Trust Series II	Index (a)
Total Assets
Investments at fair value	$291,004,796	$18,237,274	$632,257,258	$9,321,783	$203,638,306	$14,069,131

Net Assets
Contracts in accumulation	$291,004,796	$18,237,274	$632,248,142	$9,321,783	$203,638,306	$14,062,385
Contracts in payout (annuitization)	—	—	9,116	—	—	6,746

Total net assets	$291,004,796	$18,237,274	$632,257,258	$9,321,783	$203,638,306	$14,069,131

Units outstanding	17,001,505	1,053,937	42,857,530	600,806	14,938,594	636,807
Unit value	$17.12	$17.30	$14.75	$15.52	$13.63	$22.09

Shares	18,810,911	1,180,406	46,421,238	686,435	15,946,617	938,568
Cost	$295,221,660	$18,409,174	$529,560,923	$8,387,829	$148,579,996	$12,057,102

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Equity-Income Trust	Equity-Income Trust	Financial Services	Financial Services	Founding Allocation	Founding Allocation
	Series I	Series II	Trust Series I	Trust Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$229,408,492	$147,657,653	$10,490,915	$18,855,797	$46,220,025	$1,100,916,744

Net Assets
Contracts in accumulation	$228,917,313	$147,524,629	$10,490,915	$18,842,121	$46,220,025	$1,100,916,744
Contracts in payout (annuitization)	491,179	133,024	—	13,676	—	—

Total net assets	$229,408,492	$147,657,653	$10,490,915	$18,855,797	$46,220,025	$1,100,916,744

Units outstanding	7,401,909	8,600,785	751,722	1,291,549	3,311,637	93,098,857
Unit value	$30.99	$17.17	$13.96	$14.60	$13.96	$11.83

Shares	14,781,475	9,532,450	851,535	1,536,740	4,307,551	102,506,215
Cost	$221,806,807	$125,653,859	$8,682,972	$14,954,883	$35,444,006	$1,066,364,661

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Fundamental All	Fundamental	Fundamental	Fundamental Large
	Cap Core Trust	Holdings Trust	Holdings Trust	Cap Value Trust	Fundamental Value	Fundamental Value
	Series II	Series II	Series III	Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$59,159,232	$929,068,919	$62,109,826	$14,355,128	$255,769,223	$229,708,016

Net Assets
Contracts in accumulation	$59,159,232	$929,068,919	$62,109,826	$14,349,384	$255,319,205	$229,529,275
Contracts in payout (annuitization)	—	—	—	5,744	450,018	178,741

Total net assets	$59,159,232	$929,068,919	$62,109,826	$14,355,128	$255,769,223	$229,708,016

Units outstanding	2,866,960	74,401,402	4,483,756	861,806	16,630,579	14,454,454
Unit value	$20.63	$12.49	$13.85	$16.66	$15.38	$15.89

Shares	3,869,145	83,249,903	5,575,388	1,169,937	16,684,228	15,003,789
Cost	$57,354,375	$710,769,146	$46,877,075	$14,236,275	$178,620,568	$191,035,976

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

				Global
	Global	Global Bond Trust	Global Bond Trust	Diversification Trust	Global Trust	Global Trust
	Allocation (a)	Series I	Series II	Series II	Series I	Series II
Total Assets
Investments at fair value	$763,369	$61,077,969	$148,539,967	$711,503,122	$134,570,665	$25,429,832

Net Assets
Contracts in accumulation	$763,369	$61,020,423	$148,496,251	$711,503,122	$134,341,689	$25,355,364
Contracts in payout (annuitization)	—	57,546	43,716	—	228,976	74,468

Total net assets	$763,369	$61,077,969	$148,539,967	$711,503,122	$134,570,665	$25,429,832

Units outstanding	45,243	1,982,554	6,626,234	56,688,326	6,898,282	1,516,248
Unit value	$16.87	$30.81	$22.42	$12.55	$19.51	$16.77

Shares	47,503	4,641,183	11,391,102	65,335,456	8,484,910	1,608,465
Cost	$625,181	$58,582,644	$140,936,577	$577,171,030	$114,784,646	$25,763,953

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Core	International Core
	Trust Series I	Trust Series II	Series I	Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$41,483,488	$57,932,049	$52,828,206	$75,110,386	$25,322,340	$18,648,342

Net Assets
Contracts in accumulation	$41,381,415	$57,931,160	$52,615,465	$75,037,042	$25,251,484	$18,627,462
Contracts in payout (annuitization)	102,073	889	212,741	73,344	70,856	20,880

Total net assets	$41,483,488	$57,932,049	$52,828,206	$75,110,386	$25,322,340	$18,648,342

Units outstanding	1,425,170	1,937,970	2,306,961	3,305,373	1,705,412	1,164,058
Unit value	$29.11	$29.89	$22.90	$22.72	$14.85	$16.02

Shares	1,976,345	2,834,249	8,790,051	12,293,025	2,634,999	1,924,494
Cost	$31,037,101	$45,029,747	$51,964,610	$73,132,266	$26,320,518	$18,368,101

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$21,733,244	$24,580,916	$19,182,549	$20,386,236	$30,333,649	$20,750,317

Net Assets
Contracts in accumulation	$21,690,328	$24,580,916	$19,167,561	$20,305,909	$30,299,192	$20,750,317
Contracts in payout (annuitization)	42,916	—	14,988	80,327	34,457	—

Total net assets	$21,733,244	$24,580,916	$19,182,549	$20,386,236	$30,333,649	$20,750,317

Units outstanding	1,641,475	1,860,244	1,807,557	1,564,685	2,106,986	1,455,798
Unit value	$13.24	$13.21	$10.61	$13.03	$14.40	$14.25

Shares	1,418,619	1,602,407	1,252,125	1,422,626	2,988,537	2,044,366
Cost	$20,738,508	$23,440,848	$21,035,332	$19,691,196	$27,398,811	$19,266,432

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II
Total Assets
Investments at fair value	$86,197,796	$86,301,827	$192,547,793	$113,711,452	$74,919,817	$148,442,451

Net Assets
Contracts in accumulation	$86,125,335	$86,244,793	$192,268,181	$113,699,257	$74,855,569	$148,442,451
Contracts in payout (annuitization)	72,461	57,034	279,612	12,195	64,248	—

Total net assets	$86,197,796	$86,301,827	$192,547,793	$113,711,452	$74,919,817	$148,442,451

Units outstanding	4,864,597	4,463,283	10,048,782	5,945,106	4,256,655	8,462,793
Unit value	$17.72	$19.34	$19.16	$19.13	$17.60	$17.54

Shares	7,237,431	7,258,354	15,603,549	9,214,867	8,503,952	16,887,651
Cost	$94,854,244	$87,444,910	$178,180,478	$106,418,202	$68,245,563	$143,463,121

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

					Lifestyle	Lifestyle
	Lifestyle Balanced	Lifestyle Balanced	Lifestyle Balanced	Lifestyle Balanced	Conservative Trust	Conservative Trust
	Trust Series I	Trust Series II	Trust Series NAV	PS Series II	Series I	Series II
Total Assets
Investments at fair value	$663,373,282	$8,984,381,926	$70,966	$164,597,717	$225,765,059	$2,391,723,384

Net Assets
Contracts in accumulation	$663,150,161	$8,984,175,336	$70,966	$164,597,717	$225,592,484	$2,391,661,055
Contracts in payout (annuitization)	223,121	206,590	—	—	172,575	62,329

Total net assets	$663,373,282	$8,984,381,926	$70,966	$164,597,717	$225,765,059	$2,391,723,384

Units outstanding	36,807,051	514,301,137	4,616	12,280,686	11,374,734	133,397,940
Unit value	$18.02	$17.47	$15.37	$13.40	$19.85	$17.93

Shares	53,154,910	722,798,224	5,677	12,739,761	17,420,144	185,548,750
Cost	$598,498,989	$8,544,827,648	$67,956	$155,551,051	$218,951,562	$2,232,889,009

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Lifestyle
	Conservative PS	Lifestyle Growth	Lifestyle Growth	Lifestyle Growth	Lifestyle Growth PS	Lifestyle Moderate
	Series II	Trust Series I	Trust Series II	Trust Series NAV	Series II	Trust Series I
Total Assets
Investments at fair value	$54,631,474	$617,143,126	$11,862,336,642	$576,107	$164,900,378	$250,095,370

Net Assets
Contracts in accumulation	$54,631,474	$616,186,310	$11,862,252,351	$576,107	$164,900,378	$248,100,458
Contracts in payout (annuitization)	—	956,816	84,291	—	—	1,994,912

Total net assets	$54,631,474	$617,143,126	$11,862,336,642	$576,107	$164,900,378	$250,095,370

Units outstanding	4,108,790	37,057,992	708,897,028	36,484	12,312,492	13,079,532
Unit value	$13.30	$16.65	$16.73	$15.79	$13.39	$19.12

Shares	4,154,485	50,544,073	973,919,265	47,145	12,933,363	19,569,278
Cost	$52,623,081	$563,573,802	$11,646,923,314	$563,261	$152,666,025	$225,095,885

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Lifestyle Moderate	Lifestyle Moderate	Mid Cap Index Trust	Mid Cap Index Trust	Mid Cap Stock	Mid Cap Stock
	Trust Series II	PS Series II	Series I	Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$2,843,252,618	$78,796,436	$30,406,342	$63,742,371	$150,467,399	$93,860,350

Net Assets
Contracts in accumulation	$2,843,107,760	$78,796,436	$30,379,831	$63,732,124	$150,411,023	$93,852,029
Contracts in payout (annuitization)	144,858	—	26,511	10,247	56,376	8,321

Total net assets	$2,843,252,618	$78,796,436	$30,406,342	$63,742,371	$150,467,399	$93,860,350

Units outstanding	162,047,959	5,876,876	1,288,198	2,956,341	8,616,282	4,243,643
Unit value	$17.55	$13.41	$23.60	$21.56	$17.46	$22.12

Shares	223,350,559	6,033,418	1,742,484	3,661,251	9,596,135	6,134,663
Cost	$2,520,322,379	$74,817,734	$26,402,600	$58,038,601	$128,520,250	$77,323,325

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money Market Trust B Series NAV	Mutual Shares Trust Series I
Total Assets
Investments at fair value	$60,563,461	$69,528,744	$133,630,131	$653,491,008	$24,570,301	$202,023,801

Net Assets
Contracts in accumulation	$60,469,329	$69,521,085	$133,423,021	$652,789,054	$24,570,301	$202,023,801
Contracts in payout (annuitization)	94,132	7,659	207,110	701,954	—	—

Total net assets	$60,563,461	$69,528,744	$133,630,131	$653,491,008	$24,570,301	$202,023,801

Units outstanding	3,149,506	3,713,246	8,933,742	53,585,072	2,022,211	15,585,767
Unit value	$19.23	$18.72	$14.96	$12.20	$12.15	$12.96

Shares	5,270,971	6,045,978	133,630,131	653,491,008	24,570,301	18,619,705
Cost	$44,458,931	$50,295,330	$133,630,131	$653,491,008	$24,570,301	$156,672,753

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

			Real Estate	Real Estate		Science &
	Natural Resources	PIMCO All	Securities Trust	Securities Trust	Real Return Bond	Technology Trust
	Trust Series II	Asset (a)	Series I	Series II	Trust Series II	Series I
Total Assets
Investments at fair value	$88,915,438	$34,575,224	$46,029,825	$61,981,578	$64,817,731	$78,992,428

Net Assets
Contracts in accumulation	$88,771,708	$34,575,224	$45,897,882	$61,964,050	$64,747,397	$78,885,894
Contracts in payout (annuitization)	143,730	—	131,943	17,528	70,334	106,534

Total net assets	$88,915,438	$34,575,224	$46,029,825	$61,981,578	$64,817,731	$78,992,428

Units outstanding	3,042,087	1,771,901	1,243,284	2,118,043	3,373,308	5,715,094
Unit value	$29.23	$19.51	$37.02	$29.26	$19.21	$13.82

Shares	8,918,299	2,996,120	3,257,596	4,377,230	4,910,434	4,584,587
Cost	$96,046,295	$33,353,514	$32,861,223	$45,278,201	$60,366,518	$59,024,113

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II	Small Cap Index Trust Series I
Total Assets
Investments at fair value	$35,388,369	$55,469,548	$53,830,862	$533,969	$28,227,034	$13,100,561

Net Assets
Contracts in accumulation	$35,379,250	$55,135,132	$53,779,674	$533,969	$28,225,948	$13,087,777
Contracts in payout (annuitization)	9,119	334,416	51,188	—	1,086	12,784

Total net assets	$35,388,369	$55,469,548	$53,830,862	$533,969	$28,227,034	$13,100,561

Units outstanding	2,110,735	4,333,120	4,261,971	37,455	1,509,187	698,432
Unit value	$16.77	$12.80	$12.63	$14.26	$18.70	$18.76

Shares	2,091,511	4,309,988	4,179,415	57,478	3,101,872	1,057,350
Cost	$32,343,549	$55,851,309	$54,444,608	$563,758	$30,355,735	$12,836,295

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II	Small Company Value Trust Series I
Total Assets
Investments at fair value	$51,993,954	$23,626,990	$25,563,699	$604,716	$36,243,496	$57,163,760

Net Assets
Contracts in accumulation	$51,976,604	$23,621,008	$25,563,699	$604,716	$36,238,351	$57,037,410
Contracts in payout (annuitization)	17,350	5,982	—	—	5,145	126,350

Total net assets	$51,993,954	$23,626,990	$25,563,699	$604,716	$36,243,496	$57,163,760

Units outstanding	2,690,876	999,229	1,160,782	33,930	1,813,557	2,066,168
Unit value	$19.32	$23.65	$22.02	$17.82	$19.98	$27.67

Shares	4,210,037	1,067,645	1,167,292	29,213	1,754,283	2,931,475
Cost	$55,401,737	$18,190,619	$20,247,952	$514,519	$30,781,105	$43,821,881

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Small Company Value Trust Series II	Smaller Company Growth Trust Series I	Smaller Company Growth Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II
Total Assets
Investments at fair value	$61,840,453	$26,753,985	$15,047,939	$57,519,415	$63,288,014	$138,532,011

Net Assets
Contracts in accumulation	$61,829,378	$26,722,595	$15,047,753	$57,376,697	$63,288,014	$138,532,011
Contracts in payout (annuitization)	11,075	31,390	186	142,718	—	—

Total net assets	$61,840,453	$26,753,985	$15,047,939	$57,519,415	$63,288,014	$138,532,011

Units outstanding	2,734,377	1,576,139	896,852	2,794,995	3,197,993	11,123,949
Unit value	$22.62	$16.97	$16.78	$20.58	$19.79	$12.45

Shares	3,200,852	1,539,355	871,839	4,279,718	4,698,442	12,910,719
Cost	$46,792,417	$22,207,131	$13,007,416	$61,100,513	$67,098,239	$139,705,986

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Total Bond Market Trust B Series NAV	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I
Total Assets
Investments at fair value	$132,524,194	$173,280,975	$249,310,832	$11,817,298	$33,349,298	$7,254,641

Net Assets
Contracts in accumulation	$132,524,194	$173,082,693	$249,139,618	$11,768,845	$33,289,723	$7,254,641
Contracts in payout (annuitization)	—	198,282	171,214	48,453	59,575	—

Total net assets	$132,524,194	$173,280,975	$249,310,832	$11,817,298	$33,349,298	$7,254,641

Units outstanding	10,628,736	7,523,775	12,616,855	874,569	1,905,301	588,128
Unit value	$12.47	$23.03	$19.76	$13.51	$17.50	$12.34

Shares	12,373,874	11,795,846	16,983,027	898,654	2,541,867	598,074
Cost	$133,884,050	$166,456,453	$243,411,864	$10,187,624	$30,149,090	$7,320,732

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Ultra Short Term	US Equity Trust	US Equity Trust	Utilities Trust	Utilities Trust	Value
	Bond Trust Series II	Series I	Series II	Series I	Series II	Opportunities (a)
Total Assets
Investments at fair value	$120,202,685	$103,127,521	$7,302,339	$19,069,897	$20,613,404	$3,630,972

Net Assets
Contracts in accumulation	$120,202,685	$102,952,556	$7,302,291	$19,018,796	$20,612,042	$3,630,972
Contracts in payout (annuitization)	—	174,965	48	51,101	1,362	—

Total net assets	$120,202,685	$103,127,521	$7,302,339	$19,069,897	$20,613,404	$3,630,972

Units outstanding	9,950,154	8,093,528	575,607	820,410	599,810	98,879
Unit value	$12.08	$12.74	$12.69	$23.24	$34.37	$36.72

Shares	9,909,537	7,350,500	520,480	1,460,176	1,590,541	187,647
Cost	$121,524,372	$101,819,488	$7,210,851	$16,262,401	$17,108,004	$3,341,246

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$88,495,829	$26,654,148

Net Assets
Contracts in accumulation	$88,239,457	$26,645,810
Contracts in payout (annuitization)	256,372	8,338

Total net assets	$88,495,829	$26,654,148

Units outstanding	3,840,703	1,216,022
Unit value	$23.04	$21.92

Shares	4,582,902	1,383,912
Cost	$66,966,350	$20,607,858

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust B Series I	500 Index Trust B Series II	500 Index Trust B Series NAV		500 Index Trust Series I
	2012 (b)	2012 (b)	2012	2011	2012 (d)	2011
Income:
Dividend distributions received	$239,226	$159,045	$1,543,655	$816,025	$1,903,366	$676,815
Expenses:
Mortality and expense risk and administrative charges	(100,747)	(98,736)	(967,456)	(740,169)	(555,239)	(753,898)

Net investment income (loss)	138,479	60,309	576,199	75,856	1,348,127	(77,083)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,076,676	112,524
Net realized gain (loss)	(9,279)	(5,468)	(737,264)	(1,615,029)	2,900,450	(180)

Realized gains (losses)	(9,279)	(5,468)	(737,264)	(1,615,029)	6,977,126	112,344

Unrealized appreciation (depreciation) during the period	293,633	330,624	8,220,323	1,783,673	(3,159,343)	242,975

Net increase (decrease) in contract owners’ equity from operations	422,833	385,465	8,059,258	244,500	5,165,910	278,236

Changes from principal transactions:
Purchase payments	7,963	39,712	347,550	249,498	180,637	84,377
Transfers between sub-accounts and the company	41,546,395	38,391,691	178,612,852	(1,411,004)	(44,226,115)	(9,392,573)
Withdrawals	(416,887)	(767,159)	(6,839,045)	(4,997,612)	(4,058,418)	(5,970,773)
Annual contract fee	(13,913)	(34,101)	(498,945)	(262,905)	(143,483)	(180,880)

Net increase (decrease) in contract owners’ equity from principal transactions	41,123,558	37,630,143	171,622,412	(6,422,023)	(48,247,379)	(15,459,849)

Total increase (decrease) in contract owners’ equity	41,546,391	38,015,608	179,681,670	(6,177,523)	(43,081,469)	(15,181,613)
Contract owners’ equity at beginning of period	—	—	44,281,011	50,458,534	43,081,469	58,263,082

Contract owners’ equity at end of period	$41,546,391	$38,015,608	$223,962,681	$44,281,011	$—	$43,081,469

	2012	2012	2012	2011	2012	2011
Units, beginning of period	—	—	4,146,994	4,739,633	3,979,638	5,409,423
Units issued	3,395,796	3,099,094	14,500,015	166,163	337,683	484,053
Units redeemed	110,588	88,912	803,196	758,802	4,317,321	1,913,838

Units, end of period	3,285,208	3,010,182	17,843,813	4,146,994	—	3,979,638

(b)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.
(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust Series II		500 Index Trust Series NAV		Active Bond Trust Series I
	2012 (d)	2011	2012 (d)	2011	2012	2011
Income:
Dividend distributions received	$1,678,797	$551,168	$8,265,964	$2,638,950	$1,971,093	$2,911,220
Expenses:
Mortality and expense risk and administrative charges	(562,578)	(698,972)	(1,335,818)	(1,283,622)	(740,812)	(848,312)

Net investment income (loss)	1,116,219	(147,804)	6,930,146	1,355,328	1,230,281	2,062,908

Realized gains (losses) on investments:
Capital gain distributions received	3,760,355	100,509	17,517,378	365,306	336,675	—
Net realized gain (loss)	1,799,195	735,692	8,926,228	2,637,843	797,463	856,627

Realized gains (losses)	5,559,550	836,201	26,443,606	3,003,149	1,134,138	856,627

Unrealized appreciation (depreciation) during the period	(1,946,227)	(633,468)	(11,866,910)	(2,907,125)	1,575,340	(417,179)

Net increase (decrease) in contract owners’ equity from operations	4,729,542	54,929	21,506,842	1,451,352	3,939,759	2,502,356

Changes from principal transactions:
Purchase payments	75,943	166,473	3,372,500	14,447,302	125,089	154,995
Transfers between sub-accounts and the company	(39,004,264)	(141,763)	(177,506,294)	33,448,722	(1,045,727)	(2,222,273)
Withdrawals	(6,313,756)	(5,220,298)	(8,160,103)	(5,371,327)	(8,043,150)	(8,611,150)
Annual contract fee	(140,534)	(182,052)	(1,475,286)	(1,603,776)	(91,224)	(115,455)

Net increase (decrease) in contract owners’ equity from principal transactions	(45,382,611)	(5,377,640)	(183,769,183)	40,920,921	(9,055,012)	(10,793,883)

Total increase (decrease) in contract owners’ equity	(40,653,069)	(5,322,711)	(162,262,341)	42,372,273	(5,115,253)	(8,291,527)
Contract owners’ equity at beginning of period	40,653,069	45,975,780	162,262,341	119,890,068	52,724,444	61,015,971

Contract owners’ equity at end of period	$—	$40,653,069	$—	$162,262,341	$47,609,191	$52,724,444

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,896,328	3,263,175	9,175,534	6,829,358	3,127,533	3,774,999
Units issued	167,545	471,449	476,390	2,909,938	154,487	255,679
Units redeemed	3,063,873	838,296	9,651,924	563,762	670,945	903,145

Units, end of period	—	2,896,328	—	9,175,534	2,611,075	3,127,533

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Active Bond Trust Series II		All Cap Core Trust Series I		All Cap Core Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$9,492,851	$13,425,048	$453,586	$438,950	$61,676	$58,696
Expenses:
Mortality and expense risk and administrative charges	(4,127,484)	(4,711,953)	(607,941)	(671,429)	(107,060)	(116,072)

Net investment income (loss)	5,365,367	8,713,095	(154,355)	(232,479)	(45,384)	(57,376)

Realized gains (losses) on investments:
Capital gain distributions received	1,660,826	—	—	—	—	—
Net realized gain (loss)	3,321,177	3,600,357	1,718,966	2,526,093	(85,972)	(179,075)

Realized gains (losses)	4,982,003	3,600,357	1,718,966	2,526,093	(85,972)	(179,075)

Unrealized appreciation (depreciation) during the period	8,422,628	(290,331)	4,181,830	(2,683,184)	1,062,962	152,596

Net increase (decrease) in contract owners’ equity from operations	18,769,998	12,023,121	5,746,441	(389,570)	931,606	(83,855)

Changes from principal transactions:
Purchase payments	643,979	1,045,616	97,258	112,755	39,258	21,987
Transfers between sub-accounts and the company	3,765,762	(25,879,031)	(1,518,740)	(2,502,609)	(6,209)	(180,601)
Withdrawals	(39,443,921)	(43,400,407)	(3,847,358)	(5,570,958)	(728,276)	(841,918)
Annual contract fee	(939,309)	(1,068,814)	(111,137)	(125,263)	(37,748)	(36,948)

Net increase (decrease) in contract owners’ equity from principal transactions	(35,973,489)	(69,302,636)	(5,379,977)	(8,086,075)	(732,975)	(1,037,480)

Total increase (decrease) in contract owners’ equity	(17,203,491)	(57,279,515)	366,464	(8,475,645)	198,631	(1,121,335)
Contract owners’ equity at beginning of period	258,088,199	315,367,714	40,581,446	49,057,091	6,662,130	7,783,465

Contract owners’ equity at end of period	$240,884,708	$258,088,199	$40,947,910	$40,581,446	$6,860,761	$6,662,130

	2012	2011	2012	2011	2012	2011
Units, beginning of period	15,698,327	19,948,130	2,644,244	3,182,657	434,468	501,289
Units issued	1,257,886	1,009,302	57,512	126,252	44,938	17,016
Units redeemed	3,349,620	5,259,105	380,700	664,665	89,104	83,837

Units, end of period	13,606,593	15,698,327	2,321,056	2,644,244	390,301	434,468

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Value Trust Series I		All Cap Value Trust Series II		American Asset Allocation Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$165,845	$80,704	$136,564	$37,796	$2,004,664	$2,054,870
Expenses:
Mortality and expense risk and administrative charges	(316,823)	(374,489)	(378,315)	(436,944)	(1,970,918)	(2,156,946)

Net investment income (loss)	(150,978)	(293,785)	(241,751)	(399,148)	33,746	(102,076)

Realized gains (losses) on investments:
Capital gain distributions received	823,499	—	915,986	—	—	—
Net realized gain (loss)	320,059	(220,417)	417,182	(838,277)	7,302,707	7,678,808

Realized gains (losses)	1,143,558	(220,417)	1,333,168	(838,277)	7,302,707	7,678,808

Unrealized appreciation (depreciation) during the period	980,452	(864,028)	922,728	(409,300)	10,411,605	(8,085,666)

Net increase (decrease) in contract owners’ equity from operations	1,973,032	(1,378,230)	2,014,145	(1,646,725)	17,748,058	(508,934)

Changes from principal transactions:
Purchase payments	84,043	189,498	66,593	134,247	562,755	413,080
Transfers between sub-accounts and the company	(1,988,015)	(231,849)	(2,243,114)	404,756	(3,844,543)	(5,978,740)
Withdrawals	(2,245,021)	(3,479,722)	(3,033,945)	(3,222,582)	(16,489,699)	(19,070,246)
Annual contract fee	(59,570)	(73,139)	(88,840)	(103,277)	(217,677)	(258,564)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,208,563)	(3,595,212)	(5,299,306)	(2,786,856)	(19,989,164)	(24,894,470)

Total increase (decrease) in contract owners’ equity	(2,235,531)	(4,973,442)	(3,285,161)	(4,433,581)	(2,241,106)	(25,403,404)
Contract owners’ equity at beginning of period	22,185,319	27,158,761	24,272,869	28,706,450	133,210,095	158,613,499

Contract owners’ equity at end of period	$19,949,788	$22,185,319	$20,987,708	$24,272,869	$130,968,989	$133,210,095

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,367,033	1,571,151	1,399,829	1,558,406	11,511,602	13,636,502
Units issued	38,770	164,877	68,268	137,374	204,709	311,055
Units redeemed	277,536	368,995	353,735	295,951	1,811,380	2,435,955

Units, end of period	1,128,267	1,367,033	1,114,361	1,399,829	9,904,931	11,511,602

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Blue-Chip Income & Growth Trust Series II
	2012	2011	2012	2011	2012 (d)	2011
Income:
Dividend distributions received	$16,754,858	$16,398,842	$2,895,137	$2,753,547	$—	$738,436
Expenses:
Mortality and expense risk and administrative charges	(18,228,303)	(19,116,184)	(1,356,830)	(1,327,232)	(835,602)	(1,047,703)

Net investment income (loss)	(1,473,445)	(2,717,342)	1,538,307	1,426,315	(835,602)	(309,267)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	8,603,479	—
Net realized gain (loss)	2,228,588	(20,447,507)	4,629,406	1,665,327	(10,245,042)	(6,658,249)

Realized gains (losses)	2,228,588	(20,447,507)	4,629,406	1,665,327	(1,641,563)	(6,658,249)

Unrealized appreciation (depreciation) during the period	155,044,199	15,921,828	15,326,857	(2,467,544)	8,797,485	5,087,264

Net increase (decrease) in contract owners’ equity from operations	155,799,342	(7,243,021)	21,494,570	624,098	6,320,320	(1,880,252)

Changes from principal transactions:
Purchase payments	12,067,143	18,812,260	3,603,347	2,214,297	167,064	291,957
Transfers between sub-accounts and the company	(37,268,325)	(64,007,221)	(1,907,476)	(1,783,375)	(61,072,844)	(1,533,459)
Withdrawals	(95,542,743)	(72,179,276)	(12,028,219)	(7,510,186)	(5,773,122)	(8,341,084)
Annual contract fee	(8,522,746)	(8,612,943)	(962,407)	(890,386)	(174,403)	(214,550)

Net increase (decrease) in contract owners’ equity from principal transactions	(129,266,671)	(125,987,180)	(11,294,755)	(7,969,650)	(66,853,305)	(9,797,136)

Total increase (decrease) in contract owners’ equity	26,532,671	(133,230,201)	10,199,815	(7,345,552)	(60,532,985)	(11,677,388)
Contract owners’ equity at beginning of period	1,178,706,303	1,311,936,504	145,762,661	153,108,213	60,532,985	72,210,373

Contract owners’ equity at end of period	$1,205,238,974	$1,178,706,303	$155,962,476	$145,762,661	$—	$60,532,985

	2012	2011	2012	2011	2012	2011
Units, beginning of period	102,406,703	113,271,349	11,486,212	12,111,973	3,673,748	4,252,265
Units issued	597,464	1,159,267	207,526	235,164	160,682	284,260
Units redeemed	11,005,835	12,023,913	1,018,989	860,925	3,834,430	862,777

Units, end of period	91,998,332	102,406,703	10,674,749	11,486,212	—	3,673,748

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Blue-Chip Income & Growth Trust Series III		American Global Growth Trust Series II		American Global Growth Trust Series III
	2012 (d)	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$10,027	$2,911,426	$499,382	$1,227,624	$31,022	$46,800
Expenses:
Mortality and expense risk and administrative charges	(1,320,108)	(1,420,903)	(2,326,770)	(2,576,452)	(37,873)	(33,638)

Net investment income (loss)	(1,310,081)	1,490,523	(1,827,388)	(1,348,828)	(6,851)	13,162

Realized gains (losses) on investments:
Capital gain distributions received	24,816,913	—	—	—	—	—
Net realized gain (loss)	19,494,547	1,999,088	(3,117,462)	(6,517,123)	151,322	91,195

Realized gains (losses)	44,311,460	1,999,088	(3,117,462)	(6,517,123)	151,322	91,195

Unrealized appreciation (depreciation) during the period	(23,868,344)	(5,969,880)	32,937,476	(9,175,822)	583,021	(463,722)

Net increase (decrease) in contract owners’ equity from operations	19,133,035	(2,480,269)	27,992,626	(17,041,773)	727,492	(359,365)

Changes from principal transactions:
Purchase payments	3,058,625	9,400,983	1,063,965	1,387,753	(9,140)	242,681
Transfers between sub-accounts and the company	(176,398,663)	16,872,392	(11,282,504)	(7,650,927)	6,536	389,463
Withdrawals	(9,095,822)	(7,306,162)	(10,032,491)	(14,434,731)	(166,437)	(137,832)
Annual contract fee	(1,084,673)	(1,224,430)	(920,468)	(962,213)	(3,022)	(7,769)

Net increase (decrease) in contract owners’ equity from principal transactions	(183,520,533)	17,742,783	(21,171,498)	(21,660,118)	(172,063)	486,543

Total increase (decrease) in contract owners’ equity	(164,387,498)	15,262,514	6,821,128	(38,701,891)	555,429	127,178
Contract owners’ equity at beginning of period	164,387,498	149,124,984	146,410,023	185,111,914	3,433,310	3,306,132

Contract owners’ equity at end of period	$—	$164,387,498	$153,231,151	$146,410,023	$3,988,739	$3,433,310

	2012	2011	2012	2011	2012	2011
Units, beginning of period	13,985,211	12,453,177	13,480,728	15,211,203	292,500	253,969
Units issued	293,600	2,233,788	717,184	1,309,614	22,761	58,844
Units redeemed	14,278,811	701,754	2,456,983	3,040,089	35,099	20,313

Units, end of period	—	13,985,211	11,740,929	13,480,728	280,162	292,500

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Small Capitalization Trust Series II		American Global Small Capitalization Trust Series III		American Growth Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$355,557	$414,801	$402,303	$444,509	$2,046,938	$728,342
Expenses:
Mortality and expense risk and administrative charges	(780,769)	(927,410)	(303,625)	(296,255)	(12,867,591)	(14,458,605)

Net investment income (loss)	(425,212)	(512,609)	98,678	148,254	(10,820,653)	(13,730,263)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	808,663	3,304,390	2,088,586	904,405	(52,063,350)	(57,442,210)

Realized gains (losses)	808,663	3,304,390	2,088,586	904,405	(52,063,350)	(57,442,210)

Unrealized appreciation (depreciation) during the period	7,134,876	(15,597,882)	3,298,440	(7,836,180)	182,839,741	21,558,684

Net increase (decrease) in contract owners’ equity from operations	7,518,327	(12,806,101)	5,485,704	(6,783,521)	119,955,738	(49,613,789)

Changes from principal transactions:
Purchase payments	351,947	485,632	616,603	772,630	2,651,763	4,880,511
Transfers between sub-accounts and the company	(3,471,497)	(5,191,808)	(2,209,762)	6,048,066	(58,451,350)	(35,311,318)
Withdrawals	(3,732,158)	(5,980,274)	(2,327,303)	(1,627,975)	(88,678,432)	(103,207,246)
Annual contract fee	(292,608)	(312,391)	(212,081)	(202,675)	(3,406,763)	(3,761,014)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,144,316)	(10,998,841)	(4,132,543)	4,990,046	(147,884,782)	(137,399,067)

Total increase (decrease) in contract owners’ equity	374,011	(23,804,942)	1,353,161	(1,793,475)	(27,929,044)	(187,012,856)
Contract owners’ equity at beginning of period	49,914,083	73,719,025	32,465,904	34,259,379	813,415,363	1,000,428,219

Contract owners’ equity at end of period	$50,288,094	$49,914,083	$33,819,065	$32,465,904	$785,486,319	$813,415,363

	2012	2011	2012	2011	2012	2011
Units, beginning of period	5,414,617	6,333,479	3,240,419	2,736,959	47,556,271	54,531,045
Units issued	371,979	936,004	180,706	667,076	1,800,477	3,422,844
Units redeemed	1,072,467	1,854,866	538,947	163,616	9,355,260	10,397,618

Units, end of period	4,714,129	5,414,617	2,882,178	3,240,419	40,001,488	47,556,271

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth Trust Series III		American Growth-Income Trust Series I		American Growth-Income Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$774,027	$607,022	$1,644,394	$1,482,847	$7,764,941	$7,466,996
Expenses:
Mortality and expense risk and administrative charges	(943,582)	(852,044)	(1,840,038)	(2,069,207)	(10,895,990)	(11,774,200)

Net investment income (loss)	(169,555)	(245,022)	(195,644)	(586,360)	(3,131,049)	(4,307,204)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,955,926	1,575,462	9,455,753	9,893,268	(24,122,897)	(32,872,574)

Realized gains (losses)	4,955,926	1,575,462	9,455,753	9,893,268	(24,122,897)	(32,872,574)

Unrealized appreciation (depreciation) during the period	11,599,429	(6,019,279)	8,497,999	(13,830,446)	124,543,712	12,726,531

Net increase (decrease) in contract owners’ equity from operations	16,385,800	(4,688,839)	17,758,108	(4,523,538)	97,289,766	(24,453,247)

Changes from principal transactions:
Purchase payments	1,859,427	6,097,421	478,039	583,228	2,350,854	3,891,239
Transfers between sub-accounts and the company	(3,493,566)	12,534,500	9,829,537	(11,339,359)	8,998,139	(27,965,351)
Withdrawals	(6,349,950)	(4,157,395)	(16,198,300)	(18,584,020)	(75,535,414)	(79,911,512)
Annual contract fee	(728,029)	(726,942)	(324,160)	(377,282)	(3,038,462)	(3,263,500)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,712,118)	13,747,584	(6,214,884)	(29,717,433)	(67,224,883)	(107,249,124)

Total increase (decrease) in contract owners’ equity	7,673,682	9,058,745	11,543,224	(34,240,971)	30,064,883	(131,702,371)
Contract owners’ equity at beginning of period	97,873,547	88,814,802	120,909,326	155,150,297	673,246,430	804,948,801

Contract owners’ equity at end of period	$105,547,229	$97,873,547	$132,452,550	$120,909,326	$703,311,313	$673,246,430

	2012	2011	2012	2011	2012	2011
Units, beginning of period	8,502,944	7,318,175	7,268,702	9,001,189	43,876,667	50,327,529
Units issued	374,950	1,595,755	1,141,649	222,757	2,570,245	2,178,116
Units redeemed	1,028,456	410,986	1,513,936	1,955,244	6,645,992	8,628,978

Units, end of period	7,849,438	8,502,944	6,896,415	7,268,702	39,800,920	43,876,667

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth-Income Trust Series III		American High-Income Bond Trust Series II		American High-Income Bond Trust Series III
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$4,025,806	$1,224,925	$3,197,822	$3,515,007	$2,888,996	$3,156,961
Expenses:
Mortality and expense risk and administrative charges	(969,086)	(701,108)	(779,585)	(822,433)	(385,814)	(376,356)

Net investment income (loss)	3,056,720	523,817	2,418,237	2,692,574	2,503,182	2,780,605

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,839,241	1,720,408	1,138,499	2,431,866	312,103	375,728

Realized gains (losses)	4,839,241	1,720,408	1,138,499	2,431,866	312,103	375,728

Unrealized appreciation (depreciation) during the period	8,505,606	(3,994,362)	1,726,705	(5,205,314)	2,217,269	(2,781,690)

Net increase (decrease) in contract owners’ equity from operations	16,401,567	(1,750,137)	5,283,441	(80,874)	5,032,554	374,643

Changes from principal transactions:
Purchase payments	1,417,656	1,977,137	288,931	374,281	601,427	1,298,184
Transfers between sub-accounts and the company	170,422,801	665,706	3,990,938	(1,579,269)	(1,155,897)	(6,802)
Withdrawals	(7,440,063)	(3,781,107)	(6,023,612)	(7,165,170)	(2,890,391)	(1,927,192)
Annual contract fee	(609,906)	(450,689)	(231,563)	(238,415)	(361,620)	(382,173)

Net increase (decrease) in contract owners’ equity from principal transactions	163,790,488	(1,588,953)	(1,975,306)	(8,608,573)	(3,806,481)	(1,017,983)

Total increase (decrease) in contract owners’ equity	180,192,055	(3,339,090)	3,308,135	(8,689,447)	1,226,073	(643,340)
Contract owners’ equity at beginning of period	75,720,484	79,059,574	48,383,098	57,072,545	41,313,646	41,956,986

Contract owners’ equity at end of period	$255,912,539	$75,720,484	$51,691,233	$48,383,098	$42,539,719	$41,313,646

	2012	2011	2012	2011	2012	2011
Units, beginning of period	6,504,662	6,612,997	3,542,459	4,169,615	2,674,567	2,741,483
Units issued	13,334,212	465,422	741,996	748,110	77,615	150,376
Units redeemed	960,280	573,757	882,108	1,375,266	304,598	217,292

Units, end of period	18,878,594	6,504,662	3,402,347	3,542,459	2,447,584	2,674,567

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		American New World Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$4,586,676	$7,088,422	$705,398	$870,152	$262,916	$773,176
Expenses:
Mortality and expense risk and administrative charges	(8,041,568)	(9,140,501)	(444,992)	(358,454)	(923,051)	(1,138,806)

Net investment income (loss)	(3,454,892)	(2,052,079)	260,406	511,698	(660,135)	(365,630)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(78,199,516)	(55,633,737)	(3,586)	76,662	1,810,990	5,947,633

Realized gains (losses)	(78,199,516)	(55,633,737)	(3,586)	76,662	1,810,990	5,947,633

Unrealized appreciation (depreciation) during the period	156,059,578	(30,250,450)	7,433,870	(6,826,126)	7,570,813	(17,568,493)

Net increase (decrease) in contract owners’ equity from operations	74,405,170	(87,936,266)	7,690,690	(6,237,766)	8,721,668	(11,986,490)

Changes from principal transactions:
Purchase payments	1,749,973	2,921,082	931,290	4,837,780	274,377	576,707
Transfers between sub-accounts and the company	(34,355,058)	12,239,425	259,853	15,469,671	(1,333,309)	(7,928,011)
Withdrawals	(52,158,663)	(61,101,929)	(2,838,220)	(1,780,657)	(5,473,637)	(8,388,490)
Annual contract fee	(2,221,529)	(2,439,780)	(396,039)	(403,405)	(227,193)	(262,438)

Net increase (decrease) in contract owners’ equity from principal transactions	(86,985,277)	(48,381,202)	(2,043,116)	18,123,389	(6,759,762)	(16,002,232)

Total increase (decrease) in contract owners’ equity	(12,580,107)	(136,317,468)	5,647,574	11,885,623	1,961,906	(27,988,722)
Contract owners’ equity at beginning of period	510,239,917	646,557,385	44,827,091	32,941,468	60,330,124	88,318,846

Contract owners’ equity at end of period	$497,659,810	$510,239,917	$50,474,665	$44,827,091	$62,292,030	$60,330,124

	2012	2011	2012	2011	2012	2011
Units, beginning of period	26,581,614	28,123,148	4,311,666	2,698,737	5,023,539	6,201,476
Units issued	947,486	2,789,617	359,807	1,672,674	556,962	1,007,107
Units redeemed	4,895,143	4,331,151	517,267	59,745	1,082,241	2,185,044

Units, end of period	22,633,957	26,581,614	4,154,206	4,311,666	4,498,260	5,023,539

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American New World Trust Series III		Balanced Trust Series I		Basic Value Focus (a)
	2012	2011	2012 (e)	2011	2012	2011
Income:
Dividend distributions received	$22,422	$48,041	$12,366	$9,181	$98,057	$112,455
Expenses:
Mortality and expense risk and administrative charges	(26,096)	(26,799)	(2,655)	(5,230)	(95,885)	(117,665)

Net investment income (loss)	(3,674)	21,242	9,711	3,951	2,172	(5,210)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	287,522	2,899	—	—
Net realized gain (loss)	154,884	154,143	(213,454)	4,065	(298,600)	(666,550)

Realized gains (losses)	154,884	154,143	74,068	6,964	(298,600)	(666,550)

Unrealized appreciation (depreciation) during the period	244,921	(613,980)	(20,604)	(10,150)	1,047,888	323,942

Net increase (decrease) in contract owners’ equity from operations	396,131	(438,595)	63,175	765	751,460	(347,818)

Changes from principal transactions:
Purchase payments	19,734	213,811	—	114,348	24,318	7,920
Transfers between sub-accounts and the company	(330,681)	429,418	(788,546)	202,595	(399,669)	(540,352)
Withdrawals	(165,299)	(250,317)	(22,300)	(10,274)	(759,271)	(1,579,016)
Annual contract fee	(1,722)	(6,982)	(162)	(4,063)	(21,387)	(24,746)

Net increase (decrease) in contract owners’ equity from principal transactions	(477,968)	385,930	(811,008)	302,606	(1,156,009)	(2,136,194)

Total increase (decrease) in contract owners’ equity	(81,837)	(52,665)	(747,833)	303,371	(404,549)	(2,484,012)
Contract owners’ equity at beginning of period	2,628,266	2,680,931	747,833	444,462	6,462,203	8,946,215

Contract owners’ equity at end of period	$2,546,429	$2,628,266	$—	$747,833	$6,057,654	$6,462,203

	2012	2011	2012	2011	2012	2011
Units, beginning of period	228,234	198,213	45,325	26,947	281,077	381,772
Units issued	5,871	61,736	6,776	20,456	2,344	3,575
Units redeemed	44,372	31,715	52,101	2,078	48,752	104,270

Units, end of period	189,733	228,234	—	45,325	234,669	281,077

(a)	Sub-account which invests in non-affiliated Trust.
(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Bond PS Series II
	2012	2011	2012	2011	2012	2011 (aa)
Income:
Dividend distributions received	$204,787	$17,276	$—	$—	$8,727	$24,119
Expenses:
Mortality and expense risk and administrative charges	(3,351,528)	(3,557,256)	(1,798,956)	(1,849,458)	(10,496)	(13,244)

Net investment income (loss)	(3,146,741)	(3,539,980)	(1,798,956)	(1,849,458)	(1,769)	10,875

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	18,136
Net realized gain (loss)	16,192,418	16,857,043	4,800,026	4,482,327	(33,278)	(70,781)

Realized gains (losses)	16,192,418	16,857,043	4,800,026	4,482,327	(33,278)	(52,645)

Unrealized appreciation (depreciation) during the period	21,766,291	(12,569,781)	13,749,229	(2,813,222)	19,239	(21,553)

Net increase (decrease) in contract owners’ equity from operations	34,811,968	747,282	16,750,299	(180,353)	(15,808)	(63,323)

Changes from principal transactions:
Purchase payments	564,972	691,023	478,332	656,424	—	—
Transfers between sub-accounts and the company	(6,905,107)	(12,145,560)	(588,306)	3,428,390	(1,880,925)	2,296,588
Withdrawals	(26,601,729)	(32,322,476)	(16,279,546)	(15,508,084)	(42,504)	(1,451)
Annual contract fee	(473,148)	(527,754)	(393,096)	(405,261)	(8,088)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(33,415,012)	(44,304,767)	(16,782,616)	(11,828,531)	(1,931,517)	2,295,137

Total increase (decrease) in contract owners’ equity	1,396,956	(43,557,485)	(32,317)	(12,008,884)	(1,947,325)	2,231,814
Contract owners’ equity at beginning of period	215,783,472	259,340,957	106,721,714	118,730,598	2,231,814	—

Contract owners’ equity at end of period	$217,180,428	$215,783,472	$106,689,397	$106,721,714	$284,489	$2,231,814

	2012	2011	2012	2011	2012	2011
Units, beginning of period	10,364,865	12,612,101	7,061,184	7,825,611	176,037	—
Units issued	357,224	475,012	901,342	1,206,488	937,386	1,042,966
Units redeemed	1,817,722	2,722,248	1,879,913	1,970,915	1,091,844	866,929

Units, end of period	8,904,367	10,364,865	6,082,613	7,061,184	21,579	176,037

(aa)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series II		Capital Appreciation Trust Series I
	2012	2011 (bb)	2012	2011 (bb)	2012	2011
Income:
Dividend distributions received	$6,613,651	$5,464,585	$14,123,364	$12,704,035	221,668	$108,993
Expenses:
Mortality and expense risk and administrative charges	(2,156,504)	(331,842)	(8,755,889)	(1,448,716)	(2,150,225)	(2,357,431)

Net investment income (loss)	4,457,147	5,132,743	5,367,475	11,255,319	(1,928,557)	(2,248,438)

Realized gains (losses) on investments:
Capital gain distributions received	1,632,415	—	3,777,308	—	—	—
Net realized gain (loss)	326,990	(976)	1,231,871	12,828	6,540,809	4,694,620

Realized gains (losses)	1,959,405	(976)	5,009,179	12,828	6,540,809	4,694,620

Unrealized appreciation (depreciation) during the period	6,040,043	(3,807,669)	14,338,440	(8,668,027)	15,041,686	(3,903,461)

Net increase (decrease) in contract owners’ equity from operations	12,456,595	1,324,098	24,715,094	2,600,120	19,653,938	(1,457,279)

Changes from principal transactions:
Purchase payments	4,422,660	1,326,296	2,604,312	552,682	439,346	594,244
Transfers between sub-accounts and the company	14,285,137	226,514,397	16,874,527	564,825,231	(7,217,980)	(9,195,118)
Withdrawals	(15,049,684)	(1,766,821)	(47,422,357)	(8,026,615)	(16,571,934)	(20,896,272)
Annual contract fee	(1,760,241)	(242,415)	(3,000,418)	(604,549)	(415,194)	(486,042)

Net increase (decrease) in contract owners’ equity from principal transactions	1,897,872	225,831,457	(30,943,936)	556,746,749	(23,765,762)	(29,983,188)

Total increase (decrease) in contract owners’ equity	14,354,467	227,155,555	(6,228,842)	559,346,869	(4,111,824)	(31,440,467)
Contract owners’ equity at beginning of period	227,155,555	—	559,346,869	—	140,336,198	171,776,665

Contract owners’ equity at end of period	$241,510,022	$227,155,555	$553,118,027	$559,346,869	$136,224,374	$140,336,198

	2012	2011	2012	2011	2012	2011
Units, beginning of period	18,060,579	—	44,532,446	—	14,254,891	17,221,010
Units issued	1,690,279	18,105,745	4,579,434	45,488,749	384,316	697,784
Units redeemed	1,529,174	45,166	6,964,376	956,303	2,529,602	3,663,903

Units, end of period	18,221,684	18,060,579	42,147,504	44,532,446	12,109,605	14,254,891

(bb)	Reflects the period from commencement of operations on October 28, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$40,692	$19,619	$3,538,518	$3,443,152	$258,928	$280,019
Expenses:
Mortality and expense risk and administrative charges	(1,058,876)	(1,122,098)	(4,197,912)	(4,418,567)	(184,406)	(189,892)

Net investment income (loss)	(1,018,184)	(1,102,479)	(659,394)	(975,415)	74,522	90,127

Realized gains (losses) on investments:
Capital gain distributions received	—	—	27,541,663	4,423,251	1,211,044	1,092,070
Net realized gain (loss)	4,586,679	2,423,589	10,259,924	7,781,500	967,340	410,268

Realized gains (losses)	4,586,679	2,423,589	37,801,587	12,204,751	2,178,384	1,502,338

Unrealized appreciation (depreciation) during the period	4,993,028	(2,164,016)	(2,413,479)	(7,150,411)	154,306	(2,233,438)

Net increase (decrease) in contract owners’ equity from operations	8,561,523	(842,906)	34,728,714	4,078,925	2,407,212	(640,973)

Changes from principal transactions:
Purchase payments	215,780	317,944	5,272,228	6,050,841	503,932	267,579
Transfers between sub-accounts and the company	377,120	(803,030)	(10,447,733)	(24,376,467)	(582,912)	(361,078)
Withdrawals	(9,576,008)	(8,780,846)	(22,184,154)	(16,065,141)	(3,085,103)	(696,886)
Annual contract fee	(278,141)	(273,388)	(2,130,790)	(2,123,159)	(129,383)	(120,534)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,261,249)	(9,539,320)	(29,490,449)	(36,513,926)	(3,293,466)	(910,919)

Total increase (decrease) in contract owners’ equity	(699,726)	(10,382,226)	5,238,265	(32,435,001)	(886,254)	(1,551,892)
Contract owners’ equity at beginning of period	63,258,437	73,640,663	280,113,496	312,548,497	19,936,750	21,488,642

Contract owners’ equity at end of period	$62,558,711	$63,258,437	$285,351,761	$280,113,496	$19,050,496	$19,936,750

	2012	2011	2012	2011	2012	2011
Units, beginning of period	4,312,243	4,935,879	21,274,575	24,072,871	1,680,216	1,752,947
Units issued	647,181	530,200	269,005	322,607	49,914	48,798
Units redeemed	1,218,248	1,153,836	2,345,744	3,120,903	303,345	121,529

Units, end of period	3,741,176	4,312,243	19,197,836	21,274,575	1,426,785	1,680,216

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Allocation Plus Trust Series II		Core Allocation Trust Series I		Core Allocation Trust Series II
	2012	2011	2012 (e)	2011	2012 (e)	2011
Income:
Dividend distributions received	$1,575,783	$1,591,259	$21,041	$471,807	$64,004	$3,362,695
Expenses:
Mortality and expense risk and administrative charges	(2,009,994)	(2,152,673)	(37,651)	(100,787)	(486,840)	(1,296,407)

Net investment income (loss)	(434,211)	(561,414)	(16,610)	371,020	(422,836)	2,066,288

Realized gains (losses) on investments:
Capital gain distributions received	8,243,196	7,456,587	662,158	85,502	5,322,125	664,257
Net realized gain (loss)	3,356,623	4,049,874	54,971	222,803	(1,053,768)	1,242,062

Realized gains (losses)	11,599,819	11,506,461	717,129	308,305	4,268,357	1,906,319

Unrealized appreciation (depreciation) during the period	4,024,972	(16,416,628)	380,929	(1,017,434)	4,166,100	(7,942,693)

Net increase (decrease) in contract owners’ equity from operations	15,190,580	(5,471,581)	1,081,448	(338,109)	8,011,621	(3,970,086)

Changes from principal transactions:
Purchase payments	2,362,879	2,156,497	32,924	565,273	574,567	10,182,990
Transfers between sub-accounts and the company	(4,363,124)	(7,515,807)	(13,367,333)	3,503,903	(100,702,651)	26,290,779
Withdrawals	(8,377,032)	(7,312,901)	(195,078)	(1,362,216)	(1,459,132)	(6,473,449)
Annual contract fee	(1,058,495)	(1,055,734)	(37,830)	(116,826)	(262,591)	(574,260)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,435,772)	(13,727,945)	(13,567,317)	2,590,134	(101,849,807)	29,426,060

Total increase (decrease) in contract owners’ equity	3,754,808	(19,199,526)	(12,485,869)	2,252,025	(93,838,186)	25,455,974
Contract owners’ equity at beginning of period	133,053,981	152,253,507	12,485,869	10,233,844	93,838,186	68,382,212

Contract owners’ equity at end of period	$136,808,789	$133,053,981	$—	$12,485,869	$—	$93,838,186

	2012	2011	2012	2011	2012	2011
Units, beginning of period	11,823,666	12,998,029	786,069	629,232	5,908,167	4,170,840
Units issued	162,574	161,200	15,892	259,168	631,306	2,682,009
Units redeemed	1,106,601	1,335,563	801,961	102,331	6,539,473	944,682

Units, end of period	10,879,639	11,823,666	—	786,069	—	5,908,167

(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Allocation Trust Series NAV		Core Balanced Trust Series I		Core Balanced Trust Series II
	2012 (e)	2011 (cc)	2012 (e)	2011	2012 (e)	2011
Income:
Dividend distributions received	$47	$916	$532,267	$483,529	$3,245,658	$2,680,429
Expenses:
Mortality and expense risk and administrative charges	(100)	(276)	(86,296)	(216,271)	(889,424)	(2,177,683)

Net investment income (loss)	(53)	640	445,971	267,258	2,356,234	502,746

Realized gains (losses) on investments:
Capital gain distributions received	1,269	171	4,429,208	148,322	28,605,762	928,343
Net realized gain (loss)	(1,072)	(2)	(2,002,222)	370,775	(13,528,728)	3,045,291

Realized gains (losses)	197	169	2,426,986	519,097	15,077,034	3,973,634

Unrealized appreciation (depreciation) during the period	1,908	(1,908)	(554,640)	(879,078)	(3,313,662)	(6,467,799)

Net increase (decrease) in contract owners’ equity from operations	2,052	(1,099)	2,318,317	(92,723)	14,119,606	(1,991,419)

Changes from principal transactions:
Purchase payments	—	25,000	130,537	3,088,117	1,240,370	23,907,034
Transfers between sub-accounts and the company	(25,953)	—	(29,554,294)	6,940,080	(181,607,182)	32,640,822
Withdrawals	—	—	(414,560)	(1,152,186)	(5,226,112)	(7,663,790)
Annual contract fee	—	—	(71,874)	(272,167)	(428,645)	(974,664)

Net increase (decrease) in contract owners’ equity from principal transactions	(25,953)	25,000	(29,910,191)	8,603,844	(186,021,569)	47,909,402

Total increase (decrease) in contract owners’ equity	(23,901)	23,901	(27,591,874)	8,511,121	(171,901,963)	45,917,983
Contract owners’ equity at beginning of period	23,901	—	27,591,874	19,080,753	171,901,963	125,983,980

Contract owners’ equity at end of period	$—	$23,901	$—	$27,591,874	$—	$171,901,963

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,731	—	1,677,971	1,163,837	10,420,875	7,593,444
Units issued	—	1,731	88,608	648,168	1,225,890	4,335,801
Units redeemed	1,731	—	1,766,579	134,034	11,646,765	1,508,370

Units, end of period	—	1,731	—	1,677,971	—	10,420,875

(e)	Terminated as an investment option on April 27, 2012.
(cc)	Reflects the period from commencement of operations on January 3, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Balanced Trust Series NAV		Core Balanced Strategy Trust Series NAV		Core Bond Trust Series II
	2012 (e)	2011 (dd)	2012 (e)	2011	2012	2011
Income:
Dividend distributions received	$6,440	$6,147	$—	$89,160	$252,187	$350,757
Expenses:
Mortality and expense risk and administrative charges	(1,417)	(3,753)	(18,692)	(56,630)	(163,531)	(171,656)

Net investment income (loss)	5,023	2,394	(18,692)	32,530	88,656	179,101

Realized gains (losses) on investments:
Capital gain distributions received	52,855	2,004	34,280	46,164	255,995	388,589
Net realized gain (loss)	(43,120)	(60)	336,574	9,276	55,570	481,085

Realized gains (losses)	9,735	1,944	370,854	55,440	311,565	869,674

Unrealized appreciation (depreciation) during the period	13,111	(13,111)	(150,005)	(67,928)	66,498	(424,221)

Net increase (decrease) in contract owners’ equity from operations	27,869	(8,773)	202,157	20,042	466,719	624,554

Changes from principal transactions:
Purchase payments	—	350,000		—	14,052	28,291
Transfers between sub-accounts and the company	(369,096)	—	(3,649,728)	453	(50,087)	851,288
Withdrawals	—	—	—	(104,352)	(2,018,707)	(1,740,035)
Annual contract fee	—	—	—	—	(29,910)	(32,180)

Net increase (decrease) in contract owners’ equity from principal transactions	(369,096)	350,000	(3,649,728)	(103,899)	(2,084,652)	(892,636)

Total increase (decrease) in contract owners’ equity	(341,227)	341,227	(3,447,571)	(83,857)	(1,617,933)	(268,082)
Contract owners’ equity at beginning of period	341,227	—	3,447,571	3,531,428	12,491,541	12,759,623

Contract owners’ equity at end of period	$—	$341,227	$—	$3,447,571	$10,873,608	$12,491,541

	2012	2011	2012	2011	2012	2011
Units, beginning of period	24,047	—	229,680	236,823	765,849	832,592
Units issued	—	24,047	—	—	266,550	525,889
Units redeemed	24,047	—	229,680	7,143	394,005	592,632

Units, end of period	—	24,047	—	229,680	638,394	765,849

(e)	Terminated as an investment option on April 27, 2012.
(dd)	Reflects the period from commencement of operations on February 1, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Disciplined Diversification Trust Series II		Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III
	2012 (e)	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$3,676,050	$4,907,554	$4,341,624	$517,750	$510,123
Expenses:
Mortality and expense risk and administrative charges	(907,168)	(2,501,118)	(3,767,744)	(3,200,310)	(220,781)	(198,244)

Net investment income (loss)	(907,168)	1,174,932	1,139,810	1,141,314	296,969	311,879

Realized gains (losses) on investments:
Capital gain distributions received	13,820,392	534,090	2,667,318	283,581	226,039	26,441
Net realized gain (loss)	(1,209,586)	3,677,726	4,336,345	4,041,527	453,223	423,239

Realized gains (losses)	12,610,806	4,211,816	7,003,663	4,325,108	679,262	449,680

Unrealized appreciation (depreciation) during the period	2,276,782	(12,741,436)	15,238,800	(8,096,789)	1,329,713	(811,975)

Net increase (decrease) in contract owners’ equity from operations	13,980,420	(7,354,688)	23,382,273	(2,630,367)	2,305,944	(50,416)

Changes from principal transactions:
Purchase payments	794,186	18,897,125	3,837,836	25,078,665	497,212	1,793,682
Transfers between sub-accounts and the company	(185,854,323)	36,680,933	40,478,386	19,763,703	917,248	2,706,417
Withdrawals	(3,829,568)	(9,526,574)	(14,871,967)	(13,092,459)	(1,575,382)	(1,159,808)
Annual contract fee	(488,307)	(1,075,457)	(2,063,267)	(1,613,193)	(243,587)	(240,216)

Net increase (decrease) in contract owners’ equity from principal transactions	(189,378,012)	44,976,027	27,380,988	30,136,716	(404,509)	3,100,075

Total increase (decrease) in contract owners’ equity	(175,397,592)	37,621,339	50,763,261	27,506,349	1,901,435	3,049,659
Contract owners’ equity at beginning of period	175,397,592	137,776,253	234,882,908	207,376,559	22,757,038	19,707,379

Contract owners’ equity at end of period	$—	$175,397,592	$285,646,169	$234,882,908	$24,658,473	$22,757,038

	2012	2011	2012	2011	2012	2011
Units, beginning of period	10,675,059	8,099,043	14,894,848	13,036,021	1,440,730	1,248,298
Units issued	809,988	4,227,897	3,600,424	3,940,169	154,353	339,007
Units redeemed	11,485,047	1,651,881	1,899,576	2,081,342	177,872	146,575

Units, end of period	—	10,675,059	16,595,696	14,894,848	1,417,211	1,440,730

(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Global Diversification Trust Series I		Core Global Diversification Trust Series II		Core Global Diversification Trust Series III
	2012	2011 (dd)	2012	2011	2012	2011
Income:
Dividend distributions received	$11,989	$3,124	$21,777,517	$5,383,971	$1,428,864	$426,261
Expenses:
Mortality and expense risk and administrative charges	(1,802)	(1,589)	(4,048,938)	(4,046,825)	(159,760)	(155,722)

Net investment income (loss)	10,187	1,535	17,728,579	1,337,146	1,269,104	270,539

Realized gains (losses) on investments:
Capital gain distributions received	1,859	981	3,449,835	1,891,522	221,205	120,465
Net realized gain (loss)	(43)	(46)	1,689,947	3,464,800	101,050	254,165

Realized gains (losses)	1,816	935	5,139,782	5,356,322	322,255	374,630

Unrealized appreciation (depreciation) during the period	4,483	(12,352)	6,586,453	(22,938,274)	480,707	(1,457,363)

Net increase (decrease) in contract owners’ equity from operations	16,486	(9,882)	29,454,814	(16,244,806)	2,072,066	(812,194)

Changes from principal transactions:
Purchase payments	—	150,000	4,038,534	28,325,627	358,815	1,677,508
Transfers between sub-accounts and the company	—	—	11,580,740	14,910,987	4,005	1,431,946
Withdrawals	—	—	(17,885,631)	(16,151,186)	(1,553,214)	(709,924)
Annual contract fee	—	—	(2,113,757)	(1,821,844)	(170,758)	(189,216)

Net increase (decrease) in contract owners’ equity from principal transactions	—	150,000	(4,380,114)	25,263,584	(1,361,152)	2,210,314

Total increase (decrease) in contract owners’ equity	16,486	140,118	25,074,700	9,018,778	710,914	1,398,120
Contract owners’ equity at beginning of period	140,118	—	265,930,096	256,911,318	17,526,360	16,128,240

Contract owners’ equity at end of period	$156,604	$140,118	$291,004,796	$265,930,096	$18,237,274	$17,526,360

	2012	2011	2012	2011	2012	2011
Units, beginning of period	10,314	—	17,280,824	15,839,532	1,137,857	1,002,873
Units issued	—	10,314	2,136,153	4,677,383	59,695	287,646
Units redeemed	—	—	2,415,472	3,236,091	143,615	152,662

Units, end of period	10,314	10,314	17,001,505	17,280,824	1,053,937	1,137,857

(dd)	Reflects the period from commencement of operations on February 1, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$15,658,305	$12,311,520	$253,115	$148,143	$4,363,850	$4,033,276
Expenses:
Mortality and expense risk and administrative charges	(9,251,326)	(9,321,103)	(114,850)	(80,678)	(2,918,979)	(3,155,942)

Net investment income (loss)	6,406,979	2,990,417	138,265	67,465	1,444,871	877,334

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2,674,340	912,561
Net realized gain (loss)	2,562,142	(2,613,097)	212,776	99,311	6,492,177	7,833,325

Realized gains (losses)	2,562,142	(2,613,097)	212,776	99,311	9,166,517	8,745,886

Unrealized appreciation (depreciation) during the period	53,598,174	(10,205,026)	430,886	(239,638)	10,574,657	(17,078,821)

Net increase (decrease) in contract owners’ equity from operations	62,567,295	(9,827,706)	781,927	(72,862)	21,186,045	(7,455,601)

Changes from principal transactions:
Purchase payments	6,668,718	22,616,456	—	—	3,362,022	4,620,730
Transfers between sub-accounts and the company	6,696,105	2,993,683	3,566,691	877	(4,975,531)	(18,001,889)
Withdrawals	(38,231,696)	(36,365,549)	(1,439,071)	(535,972)	(12,680,267)	(10,593,950)
Annual contract fee	(4,200,798)	(3,957,148)	—	—	(1,554,577)	(1,520,106)

Net increase (decrease) in contract owners’ equity from principal transactions	(29,067,671)	(14,712,558)	2,127,620	(535,095)	(15,848,353)	(25,495,215)

Total increase (decrease) in contract owners’ equity	33,499,624	(24,540,264)	2,909,547	(607,957)	5,337,692	(32,950,816)
Contract owners’ equity at beginning of period	598,757,634	623,297,898	6,412,236	7,020,193	198,300,614	231,251,430

Contract owners’ equity at end of period	$632,257,258	$598,757,634	$9,321,783	$6,412,236	$203,638,306	$198,300,614

	2012	2011	2012	2011	2012	2011
Units, beginning of period	44,896,481	46,039,851	408,019	442,179	16,151,400	18,143,084
Units issued	2,382,647	3,901,206	291,985	—	224,960	299,276
Units redeemed	4,421,598	5,044,576	99,198	34,160	1,437,766	2,290,960

Units, end of period	42,857,530	44,896,481	600,806	408,019	14,938,594	16,151,400

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	DWS Equity 500 Index (a)		Equity-Income Trust Series I		Equity-Income Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$192,156	$194,371	$4,679,987	$4,351,918	$2,771,833	$2,526,941
Expenses:
Mortality and expense risk and administrative charges	(226,830)	(235,064)	(3,455,492)	(3,732,525)	(2,433,691)	(2,493,285)

Net investment income (loss)	(34,674)	(40,693)	1,224,495	619,393	338,142	33,656

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	164,877	63,416	(4,879,615)	(6,627,595)	(3,113,645)	(7,974,574)

Realized gains (losses)	164,877	63,416	(4,879,615)	(6,627,595)	(3,113,645)	(7,974,574)

Unrealized appreciation (depreciation) during the period	1,660,533	48,979	37,627,182	(991,229)	24,564,990	2,240,741

Net increase (decrease) in contract owners’ equity from operations	1,790,736	71,702	33,972,062	(6,999,431)	21,789,487	(5,700,177)

Changes from principal transactions:
Purchase payments	236,567	35,329	617,399	816,031	667,626	837,558
Transfers between sub-accounts and the company	(426,392)	(1,232,429)	(8,691,759)	8,279,815	(4,085,107)	19,418,400
Withdrawals	(1,288,723)	(901,643)	(26,771,294)	(34,192,096)	(20,083,410)	(17,417,742)
Annual contract fee	(80,265)	(85,314)	(455,319)	(493,132)	(533,030)	(535,521)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,558,813)	(2,184,057)	(35,300,973)	(25,589,382)	(24,033,921)	2,302,695

Total increase (decrease) in contract owners’ equity	231,923	(2,112,355)	(1,328,911)	(32,588,813)	(2,244,434)	(3,397,482)
Contract owners’ equity at beginning of period	13,837,208	15,949,563	230,737,403	263,326,216	149,902,087	153,299,569

Contract owners’ equity at end of period	$14,069,131	$13,837,208	$229,408,492	$230,737,403	$147,657,653	$149,902,087

	2012	2011	2012	2011	2012	2011
Units, beginning of period	710,117	817,237	8,654,302	9,698,477	10,066,027	10,031,313
Units issued	21,694	9,425	242,306	1,031,352	650,080	2,271,533
Units redeemed	95,004	116,545	1,494,699	2,075,527	2,115,322	2,236,819

Units, end of period	636,807	710,117	7,401,909	8,654,302	8,600,785	10,066,027

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Financial Services Trust Series I		Financial Services Trust Series II		Founding Allocation Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$81,972	$199,598	$115,601	$314,868	$1,361,407	$1,329,454
Expenses:
Mortality and expense risk and administrative charges	(163,303)	(203,361)	(312,028)	(370,348)	(407,700)	(406,836)

Net investment income (loss)	(81,331)	(3,763)	(196,427)	(55,480)	953,707	922,618

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	394,440	159,223	806,122	(311,183)	1,496,798	65,935

Realized gains (losses)	394,440	159,223	806,122	(311,183)	1,496,798	65,935

Unrealized appreciation (depreciation) during the period	1,315,102	(1,580,072)	2,286,194	(2,199,953)	3,896,103	(1,914,049)

Net increase (decrease) in contract owners’ equity from operations	1,628,211	(1,424,612)	2,895,889	(2,566,616)	6,346,608	(925,496)

Changes from principal transactions:
Purchase payments	32,656	34,268	79,250	186,456	1,554,262	531,458
Transfers between sub-accounts and the company	(709,516)	(1,943,552)	(613,703)	(2,502,506)	(1,653,863)	98,031
Withdrawals	(1,104,795)	(1,782,505)	(2,815,049)	(2,720,765)	(3,140,279)	(2,386,302)
Annual contract fee	(44,354)	(53,368)	(70,225)	(81,943)	(297,658)	(272,293)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,826,009)	(3,745,157)	(3,419,727)	(5,118,758)	(3,537,538)	(2,029,106)

Total increase (decrease) in contract owners’ equity	(197,798)	(5,169,769)	(523,838)	(7,685,374)	2,809,070	(2,954,602)
Contract owners’ equity at beginning of period	10,688,713	15,858,482	19,379,635	27,065,009	43,410,955	46,365,557

Contract owners’ equity at end of period	$10,490,915	$10,688,713	$18,855,797	$19,379,635	$46,220,025	$43,410,955

	2012	2011	2012	2011	2012	2011
Units, beginning of period	890,859	1,177,395	1,537,314	1,905,931	3,582,202	3,738,258
Units issued	83,057	78,214	139,537	142,638	140,966	142,060
Units redeemed	222,194	364,750	385,302	511,255	411,531	298,116

Units, end of period	751,722	890,859	1,291,549	1,537,314	3,311,637	3,582,202

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Holdings Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$30,435,948	$30,682,155	$320,384	$489,781	$14,444,844	$13,072,950
Expenses:
Mortality and expense risk and administrative charges	(16,686,340)	(17,933,998)	(879,189)	(914,314)	(13,960,105)	(14,877,265)

Net investment income (loss)	13,749,608	12,748,157	(558,805)	(424,533)	484,739	(1,804,315)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(26,121,415)	(31,581,266)	(2,389,648)	(3,484,470)	(4,937,994)	(10,622,687)

Realized gains (losses)	(26,121,415)	(31,581,266)	(2,389,648)	(3,484,470)	(4,937,994)	(10,622,687)

Unrealized appreciation (depreciation) during the period	158,086,187	(15,173,120)	13,877,541	1,999,979	100,344,347	(13,149,977)

Net increase (decrease) in contract owners’ equity from operations	145,714,380	(34,006,229)	10,929,088	(1,909,024)	95,891,092	(25,576,979)

Changes from principal transactions:
Purchase payments	6,731,640	11,520,621	927,188	325,215	12,844,040	15,775,899
Transfers between sub-accounts and the company	(45,774,306)	(62,710,971)	(412,246)	(1,647,939)	(27,479,909)	(53,227,802)
Withdrawals	(70,712,077)	(76,363,566)	(5,534,415)	(6,555,904)	(64,191,949)	(52,554,127)
Annual contract fee	(7,838,127)	(8,122,582)	(298,181)	(319,873)	(6,849,035)	(6,894,157)

Net increase (decrease) in contract owners’ equity from principal transactions	(117,592,870)	(135,676,498)	(5,317,654)	(8,198,501)	(85,676,853)	(96,900,187)

Total increase (decrease) in contract owners’ equity	28,121,510	(169,682,727)	5,611,434	(10,107,525)	10,214,239	(122,477,166)
Contract owners’ equity at beginning of period	1,072,795,234	1,242,477,961	53,547,798	63,655,323	918,854,680	1,041,331,846

Contract owners’ equity at end of period	$1,100,916,744	$1,072,795,234	$59,159,232	$53,547,798	$929,068,919	$918,854,680

	2012	2011	2012	2011	2012	2011
Units, beginning of period	103,682,609	116,260,096	3,148,239	3,600,142	81,569,528	89,990,632
Units issued	280,909	596,836	284,899	97,649	483,089	600,928
Units redeemed	10,864,661	13,174,323	566,178	549,552	7,651,215	9,022,032

Units, end of period	93,098,857	103,682,609	2,866,960	3,148,239	74,401,402	81,569,528

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Holdings Trust Series III		Fundamental Large Cap Value Trust Series II		Fundamental Value Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,257,322	$1,154,918	$126,853	$85,754	$2,385,279	$2,382,283
Expenses:
Mortality and expense risk and administrative charges	(552,280)	(549,990)	(184,098)	(172,665)	(3,978,802)	(4,612,662)

Net investment income (loss)	705,042	604,928	(57,245)	(86,911)	(1,593,523)	(2,230,379)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,352,403	(134,145)	(248,127)	(1,090,484)	15,021,087	14,665,116

Realized gains (losses)	1,352,403	(134,145)	(248,127)	(1,090,484)	15,021,087	14,665,116

Unrealized appreciation (depreciation) during the period	4,843,745	(1,428,885)	2,699,800	1,225,731	16,934,928	(28,328,578)

Net increase (decrease) in contract owners’ equity from operations	6,901,190	(958,102)	2,394,428	48,336	30,362,492	(15,893,841)

Changes from principal transactions:
Purchase payments	1,376,162	1,221,230	36,913	38,037	674,689	965,077
Transfers between sub-accounts and the company	(2,120,352)	(860,301)	2,626,411	323,654	(15,159,128)	(18,052,748)
Withdrawals	(3,620,838)	(1,833,703)	(1,414,681)	(1,163,719)	(32,516,196)	(43,723,758)
Annual contract fee	(413,431)	(389,759)	(59,966)	(58,624)	(505,849)	(611,307)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,778,459)	(1,862,533)	1,188,677	(860,652)	(47,506,484)	(61,422,736)

Total increase (decrease) in contract owners’ equity	2,122,731	(2,820,635)	3,583,105	(812,316)	(17,143,992)	(77,316,577)
Contract owners’ equity at beginning of period	59,987,095	62,807,730	10,772,023	11,584,339	272,913,215	350,229,792

Contract owners’ equity at end of period	$62,109,826	$59,987,095	$14,355,128	$10,772,023	$255,769,223	$272,913,215

	2012	2011	2012	2011	2012	2011
Units, beginning of period	4,845,753	4,993,703	790,639	850,818	19,834,197	24,123,130
Units issued	107,706	168,379	333,799	140,308	179,659	275,467
Units redeemed	469,703	316,329	262,632	200,487	3,383,277	4,564,400

Units, end of period	4,483,756	4,845,753	861,806	790,639	16,630,579	19,834,197

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Value Trust Series II		Global Allocation (a)		Global Bond Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,693,433	$1,621,220	$10,999	$18,122	$4,487,037	$4,396,433
Expenses:
Mortality and expense risk and administrative charges	(3,808,730)	(4,296,796)	(11,306)	(13,953)	(940,922)	(1,034,668)

Net investment income (loss)	(2,115,297)	(2,675,576)	(307)	4,169	3,546,115	3,361,765

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,246	19,179	—	—
Net realized gain (loss)	(4,437,269)	(6,590,436)	33,722	60,178	(172,326)	(923,393)

Realized gains (losses)	(4,437,269)	(6,590,436)	35,968	79,357	(172,326)	(923,393)

Unrealized appreciation (depreciation) during the period	32,751,533	(5,069,509)	31,141	(130,886)	51,703	2,640,311

Net increase (decrease) in contract owners’ equity from operations	26,198,967	(14,335,521)	66,802	(47,360)	3,425,492	5,078,683

Changes from principal transactions:
Purchase payments	735,823	1,072,927	—	2,400	71,590	317,092
Transfers between sub-accounts and the company	(10,876,994)	(11,455,539)	(59,276)	(70,225)	(1,074,858)	(1,593,638)
Withdrawals	(26,033,460)	(29,064,423)	(57,946)	(109,068)	(7,667,717)	(11,270,197)
Annual contract fee	(1,008,696)	(1,123,695)	(2,028)	(2,299)	(106,980)	(135,087)

Net increase (decrease) in contract owners’ equity from principal transactions	(37,183,327)	(40,570,730)	(119,250)	(179,192)	(8,777,965)	(12,681,830)

Total increase (decrease) in contract owners’ equity	(10,984,360)	(54,906,251)	(52,448)	(226,552)	(5,352,473)	(7,603,147)
Contract owners’ equity at beginning of period	240,692,376	295,598,627	815,817	1,042,369	66,430,442	74,033,589

Contract owners’ equity at end of period	$229,708,016	$240,692,376	$763,369	$815,817	$61,077,969	$66,430,442

	2012	2011	2012	2011	2012	2011
Units, beginning of period	16,833,144	19,503,761	52,261	63,663	2,267,826	2,708,334
Units issued	358,073	857,801	77	166	141,744	553,200
Units redeemed	2,736,763	3,528,418	7,095	11,568	427,016	993,708

Units, end of period	14,454,454	16,833,144	45,243	52,261	1,982,554	2,267,826

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series II		Global Diversification Trust Series II		Global Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$10,696,074	$10,320,039	$10,797,252	$12,660,115	$2,793,218	$2,886,939
Expenses:
Mortality and expense risk and administrative charges	(2,431,331)	(2,700,032)	(10,585,302)	(11,600,631)	(1,651,054)	(1,833,573)

Net investment income (loss)	8,264,743	7,620,007	211,950	1,059,484	1,142,164	1,053,366

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	2,795,674	(8,227,840)	(8,130,775)	(7,745,511)	5,619,435	3,213,497

Realized gains (losses)	2,795,674	(8,227,840)	(8,130,775)	(7,745,511)	5,619,435	3,213,497

Unrealized appreciation (depreciation) during the period	(3,378,793)	12,371,587	99,645,244	(54,105,716)	17,917,280	(13,529,318)

Net increase (decrease) in contract owners’ equity from operations	7,681,624	11,763,754	91,726,419	(60,791,743)	24,678,879	(9,262,455)

Changes from principal transactions:
Purchase payments	367,338	753,218	9,248,136	11,457,672	1,147,660	1,330,632
Transfers between sub-accounts and the company	(229,723)	(8,919,344)	(36,673,999)	(39,736,094)	(7,071,387)	(2,100,534)
Withdrawals	(16,953,064)	(20,972,642)	(41,985,034)	(46,650,417)	(13,476,544)	(13,471,870)
Annual contract fee	(580,220)	(638,202)	(5,230,142)	(5,357,169)	(411,487)	(420,300)

Net increase (decrease) in contract owners’ equity from principal transactions	(17,395,669)	(29,776,970)	(74,641,039)	(80,286,008)	(19,811,758)	(14,662,072)

Total increase (decrease) in contract owners’ equity	(9,714,045)	(18,013,216)	17,085,380	(141,077,751)	4,867,121	(23,924,527)
Contract owners’ equity at beginning of period	158,254,012	176,267,228	694,417,742	835,495,493	129,703,544	153,628,071

Contract owners’ equity at end of period	$148,539,967	$158,254,012	$711,503,122	$694,417,742	$134,570,665	$129,703,544

	2012	2011	2012	2011	2012	2011
Units, beginning of period	7,392,527	8,787,208	62,998,496	69,807,715	7,964,742	8,540,014
Units issued	724,969	1,058,006	416,436	744,287	319,362	570,001
Units redeemed	1,491,262	2,452,687	6,726,606	7,553,506	1,385,822	1,145,273

Units, end of period	6,626,234	7,392,527	56,688,326	62,998,496	6,898,282	7,964,742

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$477,672	$486,101	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(397,442)	(431,274)	(629,471)	(611,051)	(942,151)	(838,447)

Net investment income (loss)	80,230	54,827	(629,471)	(611,051)	(942,151)	(838,447)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,691,259	450,884	3,980,900	612,494
Net realized gain (loss)	(1,340,529)	(1,198,491)	4,002,896	2,228,161	7,993,144	2,903,042

Realized gains (losses)	(1,340,529)	(1,198,491)	6,694,155	2,679,045	11,974,044	3,515,536

Unrealized appreciation (depreciation) during the period	5,717,814	(860,740)	4,455,204	1,112,289	3,637,638	1,385,195

Net increase (decrease) in contract owners’ equity from operations	4,457,515	(2,004,404)	10,519,888	3,180,283	14,669,531	4,062,284

Changes from principal transactions:
Purchase payments	93,617	147,871	195,190	181,663	259,493	420,404
Transfers between sub-accounts and the company	(660,915)	572,900	(1,078,118)	(663,554)	899,409	961,149
Withdrawals	(2,859,693)	(3,005,227)	(4,674,159)	(4,961,049)	(7,849,869)	(5,793,463)
Annual contract fee	(113,712)	(124,573)	(140,627)	(145,055)	(224,106)	(201,122)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,540,703)	(2,409,029)	(5,697,714)	(5,587,995)	(6,915,073)	(4,613,032)

Total increase (decrease) in contract owners’ equity	916,812	(4,413,433)	4,822,174	(2,407,712)	7,754,458	(550,748)
Contract owners’ equity at beginning of period	24,513,020	28,926,453	36,661,314	39,069,026	50,177,591	50,728,339

Contract owners’ equity at end of period	$25,429,832	$24,513,020	$41,483,488	$36,661,314	$57,932,049	$50,177,591

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,747,057	1,903,905	1,641,542	1,906,926	2,174,751	2,390,785
Units issued	160,495	202,329	244,154	428,877	505,277	566,095
Units redeemed	391,304	359,177	460,526	694,261	742,058	782,129

Units, end of period	1,516,248	1,747,057	1,425,170	1,641,542	1,937,970	2,174,751

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Core Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$3,866,595	$4,705,063	$5,377,149	$5,717,226	$711,058	$701,067
Expenses:
Mortality and expense risk and administrative charges	(811,532)	(854,422)	(1,216,703)	(1,242,092)	(379,635)	(481,543)

Net investment income (loss)	3,055,063	3,850,641	4,160,446	4,475,134	331,423	219,524

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(3,798,824)	(9,490,204)	(3,420,898)	(16,077,210)	(3,820,176)	(4,738,481)

Realized gains (losses)	(3,798,824)	(9,490,204)	(3,420,898)	(16,077,210)	(3,820,176)	(4,738,481)

Unrealized appreciation (depreciation) during the period	9,166,693	5,832,327	10,935,955	12,215,842	6,697,526	1,159,700

Net increase (decrease) in contract owners’ equity from operations	8,422,932	192,764	11,675,503	613,766	3,208,773	(3,359,257)

Changes from principal transactions:
Purchase payments	251,273	79,983	176,083	267,517	76,426	315,589
Transfers between sub-accounts and the company	(502,883)	245,421	(326,831)	3,454,016	(1,389,806)	(1,532,172)
Withdrawals	(8,725,129)	(8,687,564)	(10,523,239)	(11,018,134)	(3,014,073)	(4,068,166)
Annual contract fee	(94,801)	(100,553)	(186,451)	(195,369)	(65,658)	(85,140)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,071,540)	(8,462,713)	(10,860,438)	(7,491,970)	(4,393,111)	(5,369,889)

Total increase (decrease) in contract owners’ equity	(648,608)	(8,269,949)	815,065	(6,878,204)	(1,184,338)	(8,729,146)
Contract owners’ equity at beginning of period	53,476,814	61,746,763	74,295,321	81,173,525	26,506,678	35,235,824

Contract owners’ equity at end of period	$52,828,206	$53,476,814	$75,110,386	$74,295,321	$25,322,340	$26,506,678

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,754,223	3,165,866	3,821,562	4,143,022	2,030,200	2,397,063
Units issued	956,038	1,706,760	1,348,427	3,387,819	113,468	245,611
Units redeemed	1,403,300	2,118,403	1,864,616	3,709,279	438,256	612,474

Units, end of period	2,306,961	2,754,223	3,305,373	3,821,562	1,705,412	2,030,200

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Core Trust Series II		International Equity Index Trust A Series I		International Equity Index Trust A Series II
	2012	2011	2012 (d)	2011	2012 (d)	2011
Income:
Dividend distributions received	$484,120	$495,295	$544,329	$786,747	$586,430	$878,059
Expenses:
Mortality and expense risk and administrative charges	(312,178)	(402,568)	(266,327)	(408,877)	(333,018)	(498,259)

Net investment income (loss)	171,942	92,727	278,002	377,870	253,412	379,800

Realized gains (losses) on investments:
Capital gain distributions received	—	—	988,452	622,204	1,143,523	722,616
Net realized gain (loss)	(2,318,964)	(3,232,676)	(6,835,152)	(3,619,556)	(7,620,264)	(4,236,110)

Realized gains (losses)	(2,318,964)	(3,232,676)	(5,846,700)	(2,997,352)	(6,476,741)	(3,513,494)

Unrealized appreciation (depreciation) during the period	4,499,267	339,172	7,563,131	(1,578,717)	8,521,269	(1,826,782)

Net increase (decrease) in contract owners’ equity from operations	2,352,245	(2,800,777)	1,994,433	(4,198,199)	2,297,940	(4,960,476)

Changes from principal transactions:
Purchase payments	142,722	124,532	115,984	86,068	105,847	256,587
Transfers between sub-accounts and the company	(1,616,410)	(655,959)	(21,742,998)	(3,475,733)	(26,093,396)	(2,570,931)
Withdrawals	(2,811,724)	(2,467,971)	(1,670,951)	(2,899,221)	(2,200,154)	(3,638,637)
Annual contract fee	(65,602)	(85,248)	(68,321)	(92,412)	(89,791)	(129,904)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,351,014)	(3,084,646)	(23,366,286)	(6,381,298)	(28,277,494)	(6,082,885)

Total increase (decrease) in contract owners’ equity	(1,998,769)	(5,885,423)	(21,371,853)	(10,579,497)	(25,979,554)	(11,043,361)
Contract owners’ equity at beginning of period	20,647,111	26,532,534	21,371,853	31,951,350	25,979,554	37,022,915

Contract owners’ equity at end of period	$18,648,342	$20,647,111	$—	$21,371,853	$—	$25,979,554

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,465,696	1,664,456	1,315,181	1,662,444	1,659,110	1,997,980
Units issued	94,586	219,470	50,757	51,654	64,313	128,177
Units redeemed	396,224	418,230	1,365,938	398,917	1,723,423	467,047

Units, end of period	1,164,058	1,465,696	—	1,315,181	—	1,659,110

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV		International Growth Stock Trust Series II
	2012 (b)	2012 (b)	2012	2011	2012 (b)
Income:
Dividend distributions received	$227,980	$216,531	$226,252	$709,353	$97,807
Expenses:
Mortality and expense risk and administrative charges	(49,710)	(59,774)	(292,463)	(330,191)	(49,580)

Net investment income (loss)	178,270	156,757	(66,211)	379,162	48,227

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	4,800	28,316	(1,519,150)	(999,111)	(1,152)

Realized gains (losses)	4,800	28,316	(1,519,150)	(999,111)	(1,152)

Unrealized appreciation (depreciation) during the period	994,737	1,140,069	4,404,621	(2,597,652)	695,041

Net increase (decrease) in contract owners’ equity from operations	1,177,807	1,325,142	2,819,260	(3,217,601)	742,116

Changes from principal transactions:
Purchase payments	4,439	34,244	107,082	110,750	20,612
Transfers between sub-accounts and the company	20,748,198	24,012,932	(598,883)	394,175	19,992,906
Withdrawals	(187,782)	(772,196)	(1,627,994)	(2,014,905)	(355,562)
Annual contract fee	(9,418)	(19,206)	(102,820)	(117,022)	(13,836)

Net increase (decrease) in contract owners’ equity from principal transactions	20,555,437	23,255,774	(2,222,615)	(1,627,002)	19,644,120

Total increase (decrease) in contract owners’ equity	21,733,244	24,580,916	596,645	(4,844,603)	20,386,236
Contract owners’ equity at beginning of period	—	—	18,585,904	23,430,507	—

Contract owners’ equity at end of period	$21,733,244	$24,580,916	$19,182,549	$18,585,904	$20,386,236

	2012	2012	2012	2011	2012
Units, beginning of period	—	—	2,029,313	2,165,506	—
Units issued	1,684,825	2,010,313	97,602	141,320	1,655,037
Units redeemed	43,350	150,069	319,358	277,513	90,352

Units, end of period	1,641,475	1,860,244	1,807,557	2,029,313	1,564,685

(b)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Opportunities Trust Series II		International Small Company Trust Series I		International Small Company Trust Series II
	2012 (d)	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$369,847	$193,824	$386,045	$595,669	$235,009	$357,305
Expenses:
Mortality and expense risk and administrative charges	(291,673)	(438,722)	(454,365)	(583,038)	(336,342)	(411,850)

Net investment income (loss)	78,174	(244,898)	(68,320)	12,631	(101,333)	(54,545)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(325,245)	80,211	328,097	1,246,420	318,155	1,018,819

Realized gains (losses)	(325,245)	80,211	328,097	1,246,420	318,155	1,018,819

Unrealized appreciation (depreciation) during the period	1,846,821	(5,077,500)	4,667,994	(8,154,114)	3,176,743	(5,670,226)

Net increase (decrease) in contract owners’ equity from operations	1,599,750	(5,242,187)	4,927,771	(6,895,063)	3,393,565	(4,705,952)

Changes from principal transactions:
Purchase payments	156,839	291,792	152,254	139,390	140,976	209,116
Transfers between sub-accounts and the company	(22,764,211)	(2,891,026)	(1,972,180)	(4,055,596)	(1,240,754)	(1,038,994)
Withdrawals	(2,453,427)	(3,598,902)	(3,189,372)	(5,391,558)	(2,806,811)	(3,482,052)
Annual contract fee	(49,882)	(77,545)	(98,492)	(112,339)	(83,326)	(91,418)

Net increase (decrease) in contract owners’ equity from principal transactions	(25,110,681)	(6,275,681)	(5,107,790)	(9,420,103)	(3,989,915)	(4,403,348)

Total increase (decrease) in contract owners’ equity	(23,510,931)	(11,517,868)	(180,019)	(16,315,166)	(596,350)	(9,109,300)
Contract owners’ equity at beginning of period	23,510,931	35,028,799	30,513,668	46,828,834	21,346,667	30,455,967

Contract owners’ equity at end of period	$—	$23,510,931	$30,333,649	$30,513,668	$20,750,317	$21,346,667

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,850,109	2,260,528	2,491,631	3,157,022	1,754,705	2,060,195
Units issued	165,545	347,233	86,582	134,335	147,862	321,291
Units redeemed	2,015,654	757,652	471,227	799,726	446,769	626,781

Units, end of period	—	1,850,109	2,106,986	2,491,631	1,455,798	1,754,705

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Value Trust Series I		International Value Trust Series II		Investment Quality Bond Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$2,189,944	$2,472,159	$2,074,568	$2,281,932	$3,990,132	$7,785,203
Expenses:
Mortality and expense risk and administrative charges	(1,264,649)	(1,629,775)	(1,394,242)	(1,730,232)	(2,184,179)	(2,097,365)

Net investment income (loss)	925,295	842,384	680,326	551,700	1,805,953	5,687,838

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(10,960,275)	(10,911,850)	(12,868,294)	(11,660,833)	3,235,527	2,939,124

Realized gains (losses)	(10,960,275)	(10,911,850)	(12,868,294)	(11,660,833)	3,235,527	2,939,124

Unrealized appreciation (depreciation) during the period	23,913,996	(4,533,309)	26,096,448	(4,100,815)	7,109,391	3,630,567

Net increase (decrease) in contract owners’ equity from operations	13,879,016	(14,602,775)	13,908,480	(15,209,948)	12,150,871	12,257,529

Changes from principal transactions:
Purchase payments	347,773	598,155	370,144	569,057	2,548,582	8,937,015
Transfers between sub-accounts and the company	(5,975,639)	(7,286,895)	(5,745,852)	(1,502,958)	6,373,869	13,078,550
Withdrawals	(9,815,950)	(13,552,721)	(11,011,883)	(12,519,636)	(18,738,874)	(17,189,041)
Annual contract fee	(207,692)	(266,649)	(319,540)	(392,481)	(999,478)	(984,439)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,651,508)	(20,508,110)	(16,707,131)	(13,846,018)	(10,815,901)	3,842,085

Total increase (decrease) in contract owners’ equity	(1,772,492)	(35,110,885)	(2,798,651)	(29,055,966)	1,334,970	16,099,614
Contract owners’ equity at beginning of period	87,970,288	123,081,173	89,100,478	118,156,444	191,212,823	175,113,209

Contract owners’ equity at end of period	$86,197,796	$87,970,288	$86,301,827	$89,100,478	$192,547,793	$191,212,823

	2012	2011	2012	2011	2012	2011
Units, beginning of period	5,832,631	6,981,981	5,396,627	6,118,995	10,391,724	9,829,080
Units issued	176,986	314,976	337,458	551,089	998,449	2,427,578
Units redeemed	1,145,020	1,464,326	1,270,802	1,273,457	1,341,391	1,864,934

Units, end of period	4,864,597	5,832,631	4,463,283	5,396,627	10,048,782	10,391,724

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Investment Quality Bond Trust Series II		Large Cap Trust Series I		Large Cap Trust Series II
	2012	2011	2012 (e)	2011	2012 (e)	2011
Income:
Dividend distributions received	$2,159,495	$4,605,382	$547,975	$1,497,535	$35,113	$100,217
Expenses:
Mortality and expense risk and administrative charges	(1,829,763)	(1,911,784)	(512,913)	(1,657,539)	(45,667)	(141,808)

Net investment income (loss)	329,732	2,693,598	35,062	(160,004)	(10,554)	(41,591)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	3,008,877	1,369,473	(13,260,397)	(6,237,293)	258,686	(402,164)

Realized gains (losses)	3,008,877	1,369,473	(13,260,397)	(6,237,293)	258,686	(402,164)

Unrealized appreciation (depreciation) during the period	3,034,946	3,346,216	26,730,073	2,729,842	812,653	86,108

Net increase (decrease) in contract owners’ equity from operations	6,373,555	7,409,287	13,504,738	(3,667,455)	1,060,785	(357,647)

Changes from principal transactions:
Purchase payments	336,280	880,335	76,176	403,544	8,492	23,486
Transfers between sub-accounts and the company	5,107,397	(5,719,341)	(112,231,260)	(5,249,156)	(8,865,941)	48,478
Withdrawals	(14,501,223)	(15,029,498)	(4,215,667)	(14,112,007)	(269,181)	(863,797)
Annual contract fee	(457,246)	(494,444)	(68,719)	(290,266)	(8,641)	(40,406)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,514,792)	(20,362,948)	(116,439,470)	(19,247,885)	(9,135,271)	(832,239)

Total increase (decrease) in contract owners’ equity	(3,141,237)	(12,953,661)	(102,934,732)	(22,915,340)	(8,074,486)	(1,189,886)
Contract owners’ equity at beginning of period	116,852,689	129,806,350	102,934,732	125,850,072	8,074,486	9,264,372

Contract owners’ equity at end of period	$113,711,452	$116,852,689	$—	$102,934,732	$—	$8,074,486

	2012	2011	2012	2011	2012	2011
Units, beginning of period	6,440,389	7,579,754	7,956,318	9,393,946	638,772	704,457
Units issued	949,030	930,983	27,295	79,078	24,069	43,210
Units redeemed	1,444,313	2,070,348	7,983,613	1,516,706	662,841	108,895

Units, end of period	5,945,106	6,440,389	—	7,956,318	—	638,772

(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive Trust Series I		Lifestyle Aggressive Trust Series II		Lifestyle Balanced Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,019,730	$1,597,622	$1,750,635	$2,598,468	$14,725,280	$22,794,587
Expenses:
Mortality and expense risk and administrative charges	(1,202,016)	(1,431,488)	(2,469,880)	(2,721,035)	(8,648,621)	(9,119,262)

Net investment income (loss)	(182,286)	166,134	(719,245)	(122,567)	6,076,659	13,675,325

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(5,230,374)	(3,987,765)	(4,555,379)	(10,484,967)	(83,098)	(9,790,109)

Realized gains (losses)	(5,230,374)	(3,987,765)	(4,555,379)	(10,484,967)	(83,098)	(9,790,109)

Unrealized appreciation (depreciation) during the period	17,043,676	(3,739,606)	26,511,552	(2,497,473)	61,013,521	(8,498,064)

Net increase (decrease) in contract owners’ equity from operations	11,631,016	(7,561,237)	21,236,928	(13,105,007)	67,007,082	(4,612,848)

Changes from principal transactions:
Purchase payments	425,069	874,926	1,324,376	2,094,895	5,509,819	16,036,101
Transfers between sub-accounts and the company	(15,577,714)	(3,301,763)	(14,216,920)	(5,780,912)	(1,767,315)	36,503,535
Withdrawals	(5,926,630)	(8,165,356)	(13,611,274)	(16,830,548)	(71,845,765)	(77,038,904)
Annual contract fee	(312,685)	(362,494)	(612,027)	(646,150)	(3,121,618)	(3,034,823)

Net increase (decrease) in contract owners’ equity from principal transactions	(21,391,960)	(10,954,687)	(27,115,845)	(21,162,715)	(71,224,879)	(27,534,091)

Total increase (decrease) in contract owners’ equity	(9,760,944)	(18,515,924)	(5,878,917)	(34,267,722)	(4,217,797)	(32,146,939)
Contract owners’ equity at beginning of period	84,680,761	103,196,685	154,321,368	188,589,090	667,591,079	699,738,018

Contract owners’ equity at end of period	$74,919,817	$84,680,761	$148,442,451	$154,321,368	$663,373,282	$667,591,079

	2012	2011	2012	2011	2012	2011
Units, beginning of period	5,509,887	6,183,737	10,061,001	11,278,274	40,214,740	40,353,556
Units issued	148,852	594,162	455,297	915,164	2,071,179	5,813,002
Units redeemed	1,402,084	1,268,012	2,053,505	2,132,437	5,478,868	5,951,818

Units, end of period	4,256,655	5,509,887	8,462,793	10,061,001	36,807,051	40,214,740

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced Trust Series II		Lifestyle Balanced Trust Series NAV		Lifestyle Balanced PS Series II
	2012	2011	2012	2011 (ee)	2012	2011 (aa)
Income:
Dividend distributions received	183,461,154	$289,200,684	$1,606	$2,424	$1,494,071	$718,501
Expenses:
Mortality and expense risk and administrative charges	(139,813,138)	(146,285,180)	(866)	(685)	(1,530,145)	(197,818)

Net investment income (loss)	43,648,016	142,915,504	740	1,739	(36,074)	520,683

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	66,422	—
Net realized gain (loss)	(137,134,554)	(139,676,226)	(30)	—	258,348	(51,474)

Realized gains (losses)	(137,134,554)	(139,676,226)	(30)	—	324,770	(51,474)

Unrealized appreciation (depreciation) during the period	960,691,279	(103,173,454)	6,165	(3,154)	8,997,882	48,785

Net increase (decrease) in contract owners’ equity from operations	867,204,741	(99,934,176)	6,875	(1,415)	9,286,578	517,994

Changes from principal transactions:
Purchase payments	83,130,095	218,614,799	4,419	71,497	53,750,577	62,444,938
Transfers between sub-accounts and the company	(28,618,525)	(179,278,228)	—	—	37,924,343	4,418,489
Withdrawals	(826,035,636)	(804,684,211)	(10,409)	—	(2,518,485)	(120,069)
Annual contract fee	(53,146,444)	(52,779,526)	—	—	(1,092,263)	(14,385)

Net increase (decrease) in contract owners’ equity from principal transactions	(824,670,510)	(818,127,166)	(5,990)	71,497	88,064,172	66,728,973

Total increase (decrease) in contract owners’ equity	42,534,231	(918,061,342)	884	70,082	97,350,750	67,246,967
Contract owners’ equity at beginning of period	8,941,847,695	9,859,909,037	70,082	—	67,246,967	—

Contract owners’ equity at end of period	$8,984,381,926	$8,941,847,695	$70,966	$70,082	$164,597,717	$67,246,967

	2012	2011	2012	2011	2012	2011
Units, beginning of period	560,278,678	606,988,062	5,040	—	5,516,463	—
Units issued	9,731,475	17,598,988	299	5,040	7,285,273	5,623,500
Units redeemed	55,709,016	64,308,372	723	—	521,050	107,037

Units, end of period	514,301,137	560,278,678	4,616	5,040	12,280,686	5,516,463

(ee)	Reflects the period from commencement of operations on March 1, 2011 through December 31, 2011.
(aa)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative Trust Series I		Lifestyle Conservative Trust Series II		Lifestyle Conservative PS Series II
	2012	2011	2012	2011	2012	2011 (aa)
Income:
Dividend distributions received	$6,366,774	$8,850,164	$63,092,211	$91,439,069	$565,269	$369,755
Expenses:
Mortality and expense risk and administrative charges	(2,890,133)	(2,885,180)	(36,131,066)	(34,669,261)	(578,218)	(94,223)

Net investment income (loss)	3,476,641	5,964,984	26,961,145	56,769,808	(12,949)	275,532

Realized gains (losses) on investments:
Capital gain distributions received	4,736,689	—	50,911,427	—	4,563	—
Net realized gain (loss)	6,822,823	9,951,383	75,370,987	34,391,272	142,566	(6,284)

Realized gains (losses)	11,559,512	9,951,383	126,282,414	34,391,272	147,129	(6,284)

Unrealized appreciation (depreciation) during the period	77,310	(9,844,147)	(3,430,158)	(36,956,690)	2,110,457	(102,064)

Net increase (decrease) in contract owners’ equity from operations	15,113,463	6,072,220	149,813,401	54,204,390	2,244,637	167,184

Changes from principal transactions:
Purchase payments	1,848,201	3,410,170	22,013,694	61,167,859	20,090,925	27,609,308
Transfers between sub-accounts and the company	25,649,308	16,812,606	192,840,310	98,168,751	7,663,657	(496,344)
Withdrawals	(29,219,111)	(32,466,430)	(268,452,593)	(233,803,156)	(2,165,486)	(117,495)
Annual contract fee	(889,595)	(839,674)	(13,932,643)	(12,917,662)	(362,212)	(2,700)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,611,197)	(13,083,328)	(67,531,232)	(87,384,208)	25,226,884	26,992,769

Total increase (decrease) in contract owners’ equity	12,502,266	(7,011,108)	82,282,169	(33,179,818)	27,471,521	27,159,953
Contract owners’ equity at beginning of period	213,262,793	220,273,901	2,309,441,215	2,342,621,033	27,159,953	—

Contract owners’ equity at end of period	$225,765,059	$213,262,793	$2,391,723,384	$2,309,441,215	$54,631,474	$27,159,953

	2012	2011	2012	2011	2012	2011
Units, beginning of period	11,272,969	11,547,707	136,960,732	141,829,250	2,167,186	—
Units issued	2,478,607	3,189,230	17,990,792	25,726,416	2,345,049	2,307,740
Units redeemed	2,376,842	3,463,968	21,553,584	30,594,934	403,445	140,554

Units, end of period	11,374,734	11,272,969	133,397,940	136,960,732	4,108,790	2,167,186

(aa)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth Trust Series I		Lifestyle Growth Trust Series II		Lifestyle Growth Trust Series NAV
	2012	2011	2012	2011	2012	2011 (ee)
Income:
Dividend distributions received	$11,122,109	$15,966,845	$191,843,512	$292,748,190	$10,619	$4,313
Expenses:
Mortality and expense risk and administrative charges	(7,452,094)	(7,575,851)	(180,713,977)	(182,712,634)	(5,154)	(1,524)

Net investment income (loss)	3,670,015	8,390,994	11,129,535	110,035,556	5,465	2,789

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,529,313	(9,220,071)	(227,173,651)	(230,818,127)	16	(59)

Realized gains (losses)	1,529,313	(9,220,071)	(227,173,651)	(230,818,127)	16	(59)

Unrealized appreciation (depreciation) during the period	63,802,778	(16,019,994)	1,502,287,512	(269,317,998)	25,521	(12,676)

Net increase (decrease) in contract owners’ equity from operations	69,002,106	(16,849,071)	1,286,243,396	(390,100,569)	31,002	(9,946)

Changes from principal transactions:
Purchase payments	7,691,300	23,346,694	127,406,031	310,438,619	—	160,000
Transfers between sub-accounts and the company	36,672,409	24,777,880	231,620,396	(128,507,330)	395,051	—
Withdrawals	(58,181,377)	(58,745,910)	(824,583,296)	(812,245,037)	—	—
Annual contract fee	(3,321,828)	(3,066,100)	(73,972,433)	(70,215,733)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(17,139,496)	(13,687,436)	(539,529,302)	(700,529,481)	395,051	160,000

Total increase (decrease) in contract owners’ equity	51,862,610	(30,536,507)	746,714,094	(1,090,630,050)	426,053	150,054
Contract owners’ equity at beginning of period	565,280,516	595,817,023	11,115,622,548	12,206,252,598	150,054	—

Contract owners’ equity at end of period	$617,143,126	$565,280,516	$11,862,336,642	$11,115,622,548	$576,107	$150,054

	2012	2011	2012	2011	2012	2011
Units, beginning of period	37,272,775	36,719,632	737,881,259	778,123,464	10,695	—
Units issued	5,381,274	6,365,313	44,521,051	30,887,578	25,789	10,695
Units redeemed	5,596,057	5,812,170	73,505,282	71,129,783	—	—

Units, end of period	37,057,992	37,272,775	708,897,028	737,881,259	36,484	10,695

(ee)	Reflects the period from commencement of operations on March 1, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth PS Series II		Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II
	2012	2011 (aa)	2012	2011	2012	2011
Income:
Dividend distributions received	$1,274,658	$750,225	$6,159,278	$9,175,529	$64,969,756	$97,585,646
Expenses:
Mortality and expense risk and administrative charges	(1,682,678)	(276,028)	(3,260,056)	(3,452,873)	(43,758,005)	(44,241,177)

Net investment income (loss)	(408,020)	474,197	2,899,222	5,722,656	21,211,751	53,344,469

Realized gains (losses) on investments:
Capital gain distributions received	160,186	—	—	—		—
Net realized gain (loss)	272,041	(405,738)	4,785,565	2,194,019	(7,838,434)	(27,635,041)

Realized gains (losses)	432,227	(405,738)	4,785,565	2,194,019	(7,838,434)	(27,635,041)

Unrealized appreciation (depreciation) during the period	11,898,723	335,630	14,772,776	(5,272,671)	228,852,540	(7,876,937)

Net increase (decrease) in contract owners’ equity from operations	11,922,930	404,089	22,457,563	2,644,004	242,225,857	17,832,491

Changes from principal transactions:
Purchase payments	41,600,138	84,143,567	2,796,918	7,216,340	34,194,986	88,751,507
Transfers between sub-accounts and the company	27,740,601	2,223,031	4,708,918	11,122,967	73,063,397	22,655,926
Withdrawals	(1,866,808)	(127,063)	(29,620,844)	(34,115,090)	(290,440,896)	(259,204,578)
Annual contract fee	(1,133,257)	(6,850)	(1,082,401)	(1,060,011)	(17,008,289)	(16,359,348)

Net increase (decrease) in contract owners’ equity from principal transactions	66,340,674	86,232,685	(23,197,409)	(16,835,794)	(200,190,802)	(164,156,493)

Total increase (decrease) in contract owners’ equity	78,263,604	86,636,774	(739,846)	(14,191,790)	42,035,055	(146,324,002)
Contract owners’ equity at beginning of period	86,636,774	—	250,835,216	265,027,006	2,801,217,563	2,947,541,565

Contract owners’ equity at end of period	$164,900,378	$86,636,774	$250,095,370	$250,835,216	$2,843,252,618	$2,801,217,563

	2012	2011	2012	2011	2012	2011
Units, beginning of period	7,240,860	—	14,026,873	14,331,890	172,998,261	182,150,799
Units issued	6,188,690	7,689,014	1,621,014	2,910,619	10,474,768	15,359,172
Units redeemed	1,117,058	448,154	2,568,355	3,215,636	21,425,070	24,511,710

Units, end of period	12,312,492	7,240,860	13,079,532	14,026,873	162,047,959	172,998,261

(aa)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate PS Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2012	2011 (aa)	2012	2011	2012	2011
Income:
Dividend distributions received	$771,273	$388,762	$435,641	$232,413	$797,973	$342,452
Expenses:
Mortality and expense risk and administrative charges	(735,545)	(105,615)	(483,239)	(577,371)	(1,064,101)	(1,201,815)

Net investment income (loss)	35,728	283,147	(47,598)	(344,958)	(266,128)	(859,363)

Realized gains (losses) on investments:
Capital gain distributions received	4,377	—	3,056,807	887,811	6,558,061	1,767,988
Net realized gain (loss)	89,258	(13,295)	746,583	329,685	2,804,172	1,312,535

Realized gains (losses)	93,635	(13,295)	3,803,390	1,217,496	9,362,233	3,080,523

Unrealized appreciation (depreciation) during the period	3,923,265	55,434	988,713	(2,043,699)	681,786	(4,789,935)

Net increase (decrease) in contract owners’ equity from operations	4,052,628	325,286	4,744,505	(1,171,161)	9,777,891	(2,568,775)

Changes from principal transactions:
Purchase payments	23,726,485	30,961,475	166,579	221,779	251,616	380,302
Transfers between sub-accounts and the company	19,037,841	2,603,241	(2,830,749)	(3,662,468)	(5,042,414)	(2,054,981)
Withdrawals	(1,346,213)	(62,336)	(4,057,487)	(4,741,373)	(8,796,998)	(8,840,972)
Annual contract fee	(498,056)	(3,915)	(96,109)	(115,697)	(293,331)	(329,603)

Net increase (decrease) in contract owners’ equity from principal transactions	40,920,057	33,498,465	(6,817,766)	(8,297,759)	(13,881,127)	(10,845,254)

Total increase (decrease) in contract owners’ equity	44,972,685	33,823,751	(2,073,261)	(9,468,920)	(4,103,236)	(13,414,029)
Contract owners’ equity at beginning of period	33,823,751	—	32,479,603	41,948,523	67,845,607	81,259,636

Contract owners’ equity at end of period	$78,796,436	$33,823,751	$30,406,342	$32,479,603	$63,742,371	$67,845,607

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,737,258	—	1,598,357	1,987,088	3,634,321	4,171,865
Units issued	3,322,987	2,776,925	75,210	190,031	157,510	504,639
Units redeemed	183,369	39,667	385,369	578,762	835,490	1,042,183

Units, end of period	5,876,876	2,737,258	1,288,198	1,598,357	2,956,341	3,634,321

(aa)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$—	$—	$—	$511,915	$490,492
Expenses:
Mortality and expense risk and administrative charges	(2,155,158)	(2,488,459)	(1,542,436)	(1,829,458)	(923,667)	(1,087,683)

Net investment income (loss)	(2,155,158)	(2,488,459)	(1,542,436)	(1,829,458)	(411,752)	(597,191)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,732,049	—
Net realized gain (loss)	431,916	(2,906,179)	1,544,995	(2,496,636)	5,777,335	6,968,638

Realized gains (losses)	431,916	(2,906,179)	1,544,995	(2,496,636)	10,509,384	6,968,638

Unrealized appreciation (depreciation) during the period	30,583,064	(10,927,322)	17,200,642	(6,884,059)	250,292	(10,675,936)

Net increase (decrease) in contract owners’ equity from operations	28,859,822	(16,321,960)	17,203,201	(11,210,153)	10,347,924	(4,304,489)

Changes from principal transactions:
Purchase payments	1,156,236	3,507,789	372,836	601,480	295,974	228,952
Transfers between sub-accounts and the company	(10,140,097)	(1,266,965)	(3,459,874)	(41,374)	(5,051,657)	(5,868,861)
Withdrawals	(15,106,810)	(22,306,430)	(11,542,244)	(14,963,869)	(7,359,289)	(9,809,329)
Annual contract fee	(630,165)	(712,571)	(362,418)	(423,740)	(214,207)	(249,807)

Net increase (decrease) in contract owners’ equity from principal transactions	(24,720,836)	(20,778,177)	(14,991,700)	(14,827,503)	(12,329,179)	(15,699,045)

Total increase (decrease) in contract owners’ equity	4,138,986	(37,100,137)	2,211,501	(26,037,656)	(1,981,255)	(20,003,534)
Contract owners’ equity at beginning of period	146,328,413	183,428,550	91,648,849	117,686,505	62,544,716	82,548,250

Contract owners’ equity at end of period	$150,467,399	$146,328,413	$93,860,350	$91,648,849	$60,563,461	$62,544,716

	2012	2011	2012	2011	2012	2011
Units, beginning of period	10,034,053	10,955,501	4,954,305	5,660,485	3,837,466	4,753,528
Units issued	502,343	1,353,399	744,103	810,221	169,487	201,245
Units redeemed	1,920,114	2,274,847	1,454,765	1,516,401	857,447	1,117,307

Units, end of period	8,616,282	10,034,053	4,243,643	4,954,305	3,149,506	3,837,466

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$458,026	$412,378	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,207,087)	(1,368,138)	(2,174,797)	(2,645,764)	(10,965,781)	(13,199,602)

Net investment income (loss)	(749,061)	(955,760)	(2,174,797)	(2,645,764)	(10,965,781)	(13,199,602)

Realized gains (losses) on investments:
Capital gain distributions received	5,496,071	—	11,104	142,605	53,402	749,700
Net realized gain (loss)	6,386,029	6,929,304	—	—	—	—

Realized gains (losses)	11,882,100	6,929,304	11,104	142,605	53,402	749,700

Unrealized appreciation (depreciation) during the period	656,404	(11,366,877)	—	—	—	—

Net increase (decrease) in contract owners’ equity from operations	11,789,443	(5,393,333)	(2,163,693)	(2,503,159)	(10,912,379)	(12,449,902)

Changes from principal transactions:
Purchase payments	223,532	334,302	4,343,972	5,692,850	13,306,588	56,383,027
Transfers between sub-accounts and the company	(5,394,708)	(5,932,545)	34,733,695	79,794,911	140,319,294	392,908,841
Withdrawals	(9,573,367)	(9,466,438)	(74,817,729)	(86,430,116)	(347,456,894)	(395,722,727)
Annual contract fee	(281,132)	(320,858)	(574,976)	(684,127)	(4,493,419)	(5,247,646)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,025,675)	(15,385,539)	(36,315,038)	(1,626,482)	(198,324,431)	48,321,495

Total increase (decrease) in contract owners’ equity	(3,236,232)	(20,778,872)	(38,478,731)	(4,129,641)	(209,236,810)	35,871,593
Contract owners’ equity at beginning of period	72,764,976	93,543,848	172,108,862	176,238,503	862,727,818	826,856,225

Contract owners’ equity at end of period	$69,528,744	$72,764,976	$133,630,131	$172,108,862	$653,491,008	$862,727,818

	2012	2011	2012	2011	2012	2011
Units, beginning of period	4,560,322	5,480,922	11,390,735	11,384,953	69,705,609	65,834,885
Units issued	418,052	274,157	6,372,084	11,531,581	26,768,405	59,860,335
Units redeemed	1,265,128	1,194,757	8,829,077	11,525,799	42,888,942	55,989,611

Units, end of period	3,713,246	4,560,322	8,933,742	11,390,735	53,585,072	69,705,609

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust B Series NAV		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$10,299	$—	$2,842,058	$1,737,225	$570,378	$437,297
Expenses:
Mortality and expense risk and administrative charges	(397,078)	(408,666)	(1,797,787)	(1,635,323)	(1,609,970)	(2,378,203)

Net investment income (loss)	(386,779)	(408,666)	1,044,271	101,902	(1,039,592)	(1,940,906)

Realized gains (losses) on investments:
Capital gain distributions received	1,796	24,025	—	—	—	—
Net realized gain (loss)	—	—	5,973,409	2,358,474	8,736,972	27,360,131

Realized gains (losses)	1,796	24,025	5,973,409	2,358,474	8,736,972	27,360,131

Unrealized appreciation (depreciation) during the period	—	—	17,246,714	(4,910,902)	(9,411,011)	(59,233,630)

Net increase (decrease) in contract owners’ equity from operations	(384,983)	(384,641)	24,264,394	(2,450,526)	(1,713,631)	(33,814,405)

Changes from principal transactions:
Purchase payments	110,020	143,138	3,662,138	11,073,169	430,780	782,556
Transfers between sub-accounts and the company	6,558,705	9,306,224	(747,482)	17,816,473	(12,080,454)	(10,175,755)
Withdrawals	(7,651,954)	(9,054,994)	(12,650,584)	(8,271,097)	(10,349,637)	(18,282,081)
Annual contract fee	(157,590)	(149,483)	(1,422,672)	(1,415,599)	(362,772)	(497,689)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,140,819)	244,885	(11,158,600)	19,202,946	(22,362,083)	(28,172,969)

Total increase (decrease) in contract owners’ equity	(1,525,802)	(139,756)	13,105,794	16,752,420	(24,075,714)	(61,987,374)
Contract owners’ equity at beginning of period	26,096,103	26,235,859	188,918,007	172,165,587	112,991,152	174,978,526

Contract owners’ equity at end of period	$24,570,301	$26,096,103	$202,023,801	$188,918,007	$88,915,438	$112,991,152

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,115,716	2,097,486	16,468,800	14,733,437	3,724,461	4,483,909
Units issued	994,362	1,584,371	394,980	2,727,498	358,390	731,935
Units redeemed	1,087,867	1,566,141	1,278,013	992,135	1,040,764	1,491,383

Units, end of period	2,022,211	2,115,716	15,585,767	16,468,800	3,042,087	3,724,461

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	PIMCO All Asset (a)		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,480,459	$2,113,460	$806,684	$724,665	$990,587	$863,003
Expenses:
Mortality and expense risk and administrative charges	(503,938)	(502,204)	(731,157)	(790,705)	(1,062,667)	(1,104,710)

Net investment income (loss)	976,521	1,611,256	75,527	(66,040)	(72,080)	(241,707)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	424,163	441,588	2,537,098	36,886	7,233,799	1,517,166

Realized gains (losses)	424,163	441,588	2,537,098	36,886	7,233,799	1,517,166

Unrealized appreciation (depreciation) during the period	2,427,480	(2,057,123)	4,240,502	3,662,429	2,247,695	3,471,551

Net increase (decrease) in contract owners’ equity from operations	3,828,164	(4,279)	6,853,127	3,633,275	9,409,414	4,747,010

Changes from principal transactions:
Purchase payments	82,900	155,025	126,007	260,411	326,884	730,943
Transfers between sub-accounts and the company	4,263,915	3,440,522	(3,047,378)	(3,882,289)	(1,444,219)	(3,921,885)
Withdrawals	(3,884,571)	(5,067,846)	(5,822,607)	(7,179,101)	(11,371,066)	(8,172,994)
Annual contract fee	(91,452)	(94,038)	(118,043)	(133,009)	(230,111)	(237,840)

Net increase (decrease) in contract owners’ equity from principal transactions	370,792	(1,566,337)	(8,862,021)	(10,933,988)	(12,718,512)	(11,601,776)

Total increase (decrease) in contract owners’ equity	4,198,956	(1,570,616)	(2,008,894)	(7,300,713)	(3,309,098)	(6,854,766)
Contract owners’ equity at beginning of period	30,376,268	31,946,884	48,038,719	55,339,432	65,290,676	72,145,442

Contract owners’ equity at end of period	$34,575,224	$30,376,268	$46,029,825	$48,038,719	$61,981,578	$65,290,676

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,756,050	1,849,601	1,503,572	1,872,263	2,548,635	3,033,454
Units issued	452,150	588,722	123,890	218,608	322,494	445,607
Units redeemed	436,299	682,273	384,178	587,299	753,086	930,426

Units, end of period	1,771,901	1,756,050	1,243,284	1,503,572	2,118,043	2,548,635

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,057,994	$2,625,754	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,071,643)	(1,145,558)	(1,276,774)	(1,538,924)	(644,388)	(758,748)

Net investment income (loss)	(13,649)	1,480,196	(1,276,774)	(1,538,924)	(644,388)	(758,748)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,979,505	(1,023,853)	6,062,059	10,450,748	5,031,057	6,774,398

Realized gains (losses)	1,979,505	(1,023,853)	6,062,059	10,450,748	5,031,057	6,774,398

Unrealized appreciation (depreciation) during the period	2,531,319	6,468,592	2,759,054	(17,197,966)	(999,228)	(10,090,183)

Net increase (decrease) in contract owners’ equity from operations	4,497,175	6,924,935	7,544,339	(8,286,142)	3,387,441	(4,074,533)

Changes from principal transactions:
Purchase payments	426,720	320,593	318,091	460,037	159,699	239,025
Transfers between sub-accounts and the company	(305,119)	(4,027,434)	(5,460,740)	(9,413,046)	(2,763,442)	(3,753,772)
Withdrawals	(9,831,758)	(9,826,858)	(7,855,398)	(11,108,423)	(5,641,231)	(5,631,373)
Annual contract fee	(174,665)	(201,658)	(281,857)	(332,149)	(155,897)	(176,950)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,884,822)	(13,735,357)	(13,279,904)	(20,393,581)	(8,400,871)	(9,323,070)

Total increase (decrease) in contract owners’ equity	(5,387,647)	(6,810,422)	(5,735,565)	(28,679,723)	(5,013,430)	(13,397,603)
Contract owners’ equity at beginning of period	70,205,378	77,015,800	84,727,993	113,407,716	40,401,799	53,799,402

Contract owners’ equity at end of period	$64,817,731	$70,205,378	$78,992,428	$84,727,993	$35,388,369	$40,401,799

	2012	2011	2012	2011	2012	2011
Units, beginning of period	3,908,706	4,727,373	6,739,121	8,373,854	2,616,253	3,165,493
Units issued	733,658	1,383,341	248,818	583,213	351,596	771,935
Units redeemed	1,269,056	2,202,008	1,272,845	2,217,946	857,114	1,321,175

Units, end of period	3,373,308	3,908,706	5,715,094	6,739,121	2,110,735	2,616,253

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$953,615	$1,633,122	$808,604	$1,491,818	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(926,406)	(1,093,169)	(992,136)	(1,024,768)	(4,518)	(2,897)

Net investment income (loss)	27,209	539,953	(183,532)	467,050	(4,518)	(2,897)

Realized gains (losses) on investments:
Capital gain distributions received	—	178,047	—	161,842	68,046	9,226
Net realized gain (loss)	111,853	398,457	140,779	329,340	9,896	7,657

Realized gains (losses)	111,853	576,504	140,779	491,182	77,942	16,883

Unrealized appreciation (depreciation) during the period	(310,430)	(211,365)	(319,334)	(398,205)	(6,868)	(57,436)

Net increase (decrease) in contract owners’ equity from operations	(171,368)	905,092	(362,087)	560,027	66,556	(43,450)

Changes from principal transactions:
Purchase payments	106,561	412,773	208,168	287,324	7,992	29,798
Transfers between sub-accounts and the company	(1,566,451)	(3,477,088)	(3,758,762)	1,464,789	70,983	255,603
Withdrawals	(9,646,152)	(11,861,574)	(10,424,915)	(8,651,174)	(35,852)	(18,739)
Annual contract fee	(114,518)	(140,052)	(194,085)	(172,351)	(634)	(1,748)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,220,560)	(15,065,941)	(14,169,594)	(7,071,412)	42,489	264,914

Total increase (decrease) in contract owners’ equity	(11,391,928)	(14,160,849)	(14,531,681)	(6,511,385)	109,045	221,464
Contract owners’ equity at beginning of period	66,861,476	81,022,325	68,362,543	74,873,928	424,924	203,460

Contract owners’ equity at end of period	$55,469,548	$66,861,476	$53,830,862	$68,362,543	$533,969	$424,924

	2012	2011	2012	2011	2012	2011
Units, beginning of period	5,231,293	6,421,693	5,380,775	5,946,931	34,417	15,250
Units issued	481,721	939,030	778,910	1,689,749	6,558	21,372
Units redeemed	1,379,894	2,129,430	1,897,714	2,255,905	3,520	2,205

Units, end of period	4,333,120	5,231,293	4,261,971	5,380,775	37,455	34,417

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$—	$261,395	$178,032	$926,526	$539,197
Expenses:
Mortality and expense risk and administrative charges	(489,319)	(585,176)	(211,590)	(252,117)	(848,224)	(934,491)

Net investment income (loss)	(489,319)	(585,176)	49,805	(74,085)	78,302	(395,294)

Realized gains (losses) on investments:
Capital gain distributions received	4,160,303	850,062	2,259,498	67,690	8,978,404	242,784
Net realized gain (loss)	1,132,603	6,413,048	(166,425)	(491,620)	(1,567,855)	(1,687,756)

Realized gains (losses)	5,292,906	7,263,110	2,093,073	(423,930)	7,410,549	(1,444,972)

Unrealized appreciation (depreciation) during the period	(745,507)	(9,887,859)	(241,469)	(445,655)	(473,614)	(1,618,985)

Net increase (decrease) in contract owners’ equity from operations	4,058,080	(3,209,925)	1,901,409	(943,670)	7,015,237	(3,459,251)

Changes from principal transactions:
Purchase payments	187,364	196,678	59,296	52,931	222,084	305,017
Transfers between sub-accounts and the company	(2,217,858)	4,395,863	(1,329,845)	(1,225,308)	(2,188,309)	(1,938,398)
Withdrawals	(3,455,001)	(5,142,267)	(1,696,531)	(2,215,218)	(5,520,949)	(6,319,690)
Annual contract fee	(88,408)	(101,380)	(47,972)	(56,773)	(259,700)	(287,065)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,573,903)	(651,106)	(3,015,052)	(3,444,368)	(7,746,874)	(8,240,136)

Total increase (decrease) in contract owners’ equity	(1,515,823)	(3,861,031)	(1,113,643)	(4,388,038)	(731,637)	(11,699,387)
Contract owners’ equity at beginning of period	29,742,857	33,603,888	14,214,204	18,602,242	52,725,591	64,424,978

Contract owners’ equity at end of period	$28,227,034	$29,742,857	$13,100,561	$14,214,204	$51,993,954	$52,725,591

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,815,256	1,880,038	866,839	1,068,443	3,111,625	3,569,664
Units issued	418,115	1,079,129	38,464	70,885	132,986	160,972
Units redeemed	724,184	1,143,911	206,871	272,489	553,735	619,011

Units, end of period	1,509,187	1,815,256	698,432	866,839	2,690,876	3,111,625

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$26,107	$—	$19,210	$4,994	$4,813
Expenses:
Mortality and expense risk and administrative charges	(362,964)	(449,037)	(426,921)	(504,263)	(5,579)	(5,030)

Net investment income (loss)	(362,964)	(422,930)	(426,921)	(485,053)	(585)	(217)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	27,161	—
Net realized gain (loss)	398,741	(1,501,274)	982,170	532,453	17,567	62,723

Realized gains (losses)	398,741	(1,501,274)	982,170	532,453	44,728	62,723

Unrealized appreciation (depreciation) during the period	3,366,208	689,382	3,129,755	(1,533,890)	33,832	(69,051)

Net increase (decrease) in contract owners’ equity from operations	3,401,985	(1,234,822)	3,685,004	(1,486,490)	77,975	(6,545)

Changes from principal transactions:
Purchase payments	51,049	103,171	113,872	165,045	14,807	58,570
Transfers between sub-accounts and the company	(1,614,502)	(4,664,312)	(2,453,530)	(2,400,018)	9,186	98,644
Withdrawals	(2,342,926)	(3,774,568)	(3,026,040)	(3,333,582)	(37,293)	(23,857)
Annual contract fee	(68,132)	(87,264)	(104,985)	(120,038)	(955)	(2,119)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,974,511)	(8,422,973)	(5,470,683)	(5,688,593)	(14,255)	131,238

Total increase (decrease) in contract owners’ equity	(572,526)	(9,657,795)	(1,785,679)	(7,175,083)	63,720	124,693
Contract owners’ equity at beginning of period	24,199,516	33,857,311	27,349,378	34,524,461	540,996	416,303

Contract owners’ equity at end of period	$23,626,990	$24,199,516	$25,563,699	$27,349,378	$604,716	$540,996

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,177,261	1,570,258	1,417,597	1,696,568	34,772	26,807
Units issued	62,408	197,030	106,288	304,546	1,447	16,030
Units redeemed	240,440	590,027	363,103	583,517	2,289	8,065

Units, end of period	999,229	1,177,261	1,160,782	1,417,597	33,930	34,772

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$242,015	$253,994	$143,316	$369,333	$77,800	$263,377
Expenses:
Mortality and expense risk and administrative charges	(637,696)	(669,013)	(899,289)	(1,049,016)	(1,043,807)	(1,168,773)

Net investment income (loss)	(395,681)	(415,019)	(755,973)	(679,683)	(966,007)	(905,396)

Realized gains (losses) on investments:
Capital gain distributions received	1,871,729	—	—	—	—	—
Net realized gain (loss)	4,677,032	4,334,226	(1,233,018)	(3,828,800)	(1,181,612)	(3,399,806)

Realized gains (losses)	6,548,761	4,334,226	(1,233,018)	(3,828,800)	(1,181,612)	(3,399,806)

Unrealized appreciation (depreciation) during the period	(997,329)	(4,197,158)	10,113,841	3,006,095	10,811,767	2,392,853

Net increase (decrease) in contract owners’ equity from operations	5,155,751	(277,951)	8,124,850	(1,502,388)	8,664,148	(1,912,349)

Changes from principal transactions:
Purchase payments	145,057	189,975	186,121	276,534	258,012	427,235
Transfers between sub-accounts and the company	(6,521,976)	(1,367,499)	(5,145,520)	(5,069,627)	(4,977,310)	(3,280,424)
Withdrawals	(4,749,340)	(5,265,952)	(7,443,858)	(9,382,795)	(8,608,167)	(8,093,773)
Annual contract fee	(124,816)	(113,664)	(158,404)	(185,401)	(229,936)	(256,816)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,251,075)	(6,557,140)	(12,561,661)	(14,361,289)	(13,557,401)	(11,203,778)

Total increase (decrease) in contract owners’ equity	(6,095,324)	(6,835,091)	(4,436,811)	(15,863,677)	(4,893,253)	(13,116,127)
Contract owners’ equity at beginning of period	42,338,820	49,173,911	61,600,571	77,464,248	66,733,706	79,849,833

Contract owners’ equity at end of period	$36,243,496	$42,338,820	$57,163,760	$61,600,571	$61,840,453	$66,733,706

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,404,445	2,769,478	2,555,362	3,137,803	3,365,332	3,907,714
Units issued	429,888	660,836	77,695	86,401	121,962	185,482
Units redeemed	1,020,776	1,025,869	566,889	668,842	752,917	727,864

Units, end of period	1,813,557	2,404,445	2,066,168	2,555,362	2,734,377	3,365,332

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$—	$—	$—	$3,855,339	$6,856,808
Expenses:
Mortality and expense risk and administrative charges	(420,015)	(507,383)	(278,311)	(342,122)	(883,248)	(1,021,135)

Net investment income (loss)	(420,015)	(507,383)	(278,311)	(342,122)	2,972,091	5,835,673

Realized gains (losses) on investments:
Capital gain distributions received	2,363,208	—	1,505,087	—	—	—
Net realized gain (loss)	1,562,678	2,029,311	1,328,562	1,185,884	(1,473,576)	(973,057)

Realized gains (losses)	3,925,886	2,029,311	2,833,649	1,185,884	(1,473,576)	(973,057)

Unrealized appreciation (depreciation) during the period	397,762	(4,299,020)	(88,801)	(2,637,800)	4,773,640	(4,258,237)

Net increase (decrease) in contract owners’ equity from operations	3,903,633	(2,777,092)	2,466,537	(1,794,038)	6,272,155	604,379

Changes from principal transactions:
Purchase payments	67,295	74,646	78,872	153,441	281,244	40,533
Transfers between sub-accounts and the company	(2,044,659)	(3,726,860)	(2,650,741)	(1,060,425)	(844,258)	(3,106,054)
Withdrawals	(3,299,597)	(3,729,010)	(2,703,116)	(2,359,021)	(8,336,034)	(12,025,876)
Annual contract fee	(84,919)	(105,194)	(76,431)	(89,821)	(85,573)	(99,008)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,361,880)	(7,486,418)	(5,351,416)	(3,355,826)	(8,984,621)	(15,190,405)

Total increase (decrease) in contract owners’ equity	(1,458,247)	(10,263,510)	(2,884,879)	(5,149,864)	(2,712,466)	(14,586,026)
Contract owners’ equity at beginning of period	28,212,232	38,475,742	17,932,818	23,082,682	60,231,881	74,817,907

Contract owners’ equity at end of period	$26,753,985	$28,212,232	$15,047,939	$17,932,818	$57,519,415	$60,231,881

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,905,008	2,377,741	1,220,551	1,432,916	3,257,094	4,069,460
Units issued	77,411	77,890	192,318	107,680	231,832	274,849
Units redeemed	406,280	550,623	516,017	320,045	693,931	1,087,215

Units, end of period	1,576,139	1,905,008	896,852	1,220,551	2,794,995	3,257,094

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Trust A Series II		Total Bond Market Trust A Series NAV
	2012	2011	2012 (d)	2011	2012 (d)	2011
Income:
Dividend distributions received	$4,153,739	$7,227,667	$9,796,560	$3,407,504	$10,361,380	$3,861,425
Expenses:
Mortality and expense risk and administrative charges	(1,058,576)	(1,173,645)	(1,534,076)	(1,060,622)	(974,308)	(938,753)

Net investment income (loss)	3,095,163	6,054,022	8,262,484	2,346,882	9,387,072	2,922,672

Realized gains (losses) on investments:
Capital gain distributions received	—	—	26,614,547	—	27,388,568	—
Net realized gain (loss)	(1,383,956)	(599,322)	(34,116,234)	888,722	(30,864,733)	786,181

Realized gains (losses)	(1,383,956)	(599,322)	(7,501,687)	888,722	(3,476,165)	786,181

Unrealized appreciation (depreciation) during the period	4,942,844	(5,179,938)	1,667,757	(528,807)	(2,199,188)	2,867,473

Net increase (decrease) in contract owners’ equity from operations	6,654,051	274,762	2,428,554	2,706,797	3,711,719	6,576,326

Changes from principal transactions:
Purchase payments	226,713	396,524	1,621,816	4,306,455	2,757,591	10,905,571
Transfers between sub-accounts and the company	1,242,598	(3,220,715)	(111,530,794)	86,342,749	(120,518,142)	23,522,039
Withdrawals	(9,355,405)	(11,314,379)	(15,288,033)	(10,233,949)	(5,931,330)	(4,016,394)
Annual contract fee	(197,534)	(216,571)	(625,869)	(475,198)	(1,093,763)	(1,195,427)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,083,628)	(14,355,141)	(125,822,880)	79,940,057	(124,785,644)	29,215,789

Total increase (decrease) in contract owners’ equity	(1,429,577)	(14,080,379)	(123,394,326)	82,646,854	(121,073,925)	35,792,115
Contract owners’ equity at beginning of period	64,717,591	78,797,970	123,394,326	40,747,472	121,073,925	85,281,810

Contract owners’ equity at end of period	$63,288,014	$64,717,591	$—	$123,394,326	$—	$121,073,925

	2012	2011	2012	2011	2012	2011
Units, beginning of period	3,621,316	4,425,957	8,743,114	3,043,431	8,368,879	6,261,790
Units issued	264,999	338,981	4,743,175	13,653,724	1,123,414	3,028,806
Units redeemed	688,322	1,143,622	13,486,289	7,954,041	9,492,293	921,717

Units, end of period	3,197,993	3,621,316	—	8,743,114	—	8,368,879

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV	Total Return Trust Series I		Total Return Trust Series II
	2012 (b)	2012 (b)	2012	2011	2012	2011
Income:
Dividend distributions received	$994,862	$1,226,872	$3,472,885	$8,588,166	$4,661,362	$11,153,996
Expenses:
Mortality and expense risk and administrative charges	(335,812)	(191,641)	(2,722,919)	(3,140,502)	(4,186,135)	(4,516,489)

Net investment income (loss)	659,050	1,035,231	749,966	5,447,664	475,227	6,637,507

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	7,729,006	—	10,384,056
Net realized gain (loss)	(30,908)	(8,184)	2,407,825	2,910,447	2,684,106	6,237,691

Realized gains (losses)	(30,908)	(8,184)	2,407,825	10,639,453	2,684,106	16,621,747

Unrealized appreciation (depreciation) during the period	(1,173,974)	(1,359,855)	9,047,374	(11,127,547)	13,559,448	(17,563,790)

Net increase (decrease) in contract owners’ equity from operations	(545,832)	(332,808)	12,205,165	4,959,570	16,718,781	5,695,464

Changes from principal transactions:
Purchase payments	53,865	49,724	546,695	913,016	1,251,538	1,659,449
Transfers between sub-accounts and the company	142,687,065	134,388,044	42,015	(12,039,248)	14,979,342	(14,084,186)
Withdrawals	(3,482,134)	(1,394,187)	(28,331,865)	(39,072,841)	(44,542,749)	(41,004,238)
Annual contract fee	(180,953)	(186,579)	(402,315)	(498,139)	(670,753)	(740,772)

Net increase (decrease) in contract owners’ equity from principal transactions	139,077,843	132,857,002	(28,145,470)	(50,697,212)	(28,982,622)	(54,169,747)

Total increase (decrease) in contract owners’ equity	138,532,011	132,524,194	(15,940,305)	(45,737,642)	(12,263,841)	(48,474,283)
Contract owners’ equity at beginning of period	—	—	189,221,280	234,958,922	261,574,673	310,048,956

Contract owners’ equity at end of period	$138,532,011	$132,524,194	$173,280,975	$189,221,280	$249,310,832	$261,574,673

	2012	2012	2012	2011	2012	2011
Units, beginning of period	—	—	8,767,112	11,096,418	14,095,275	17,037,465
Units issued	11,873,864	10,743,403	869,676	1,013,165	2,464,248	2,883,045
Units redeemed	749,915	114,667	2,113,013	3,342,471	3,942,668	5,825,235

Units, end of period	11,123,949	10,628,736	7,523,775	8,767,112	12,616,855	14,095,275

(b)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$177,240	$144,905	$442,745	$365,965	$57,852	$44,658
Expenses:
Mortality and expense risk and administrative charges	(180,865)	(185,090)	(545,561)	(574,540)	(29,693)	(14,193)

Net investment income (loss)	(3,625)	(40,185)	(102,816)	(208,575)	28,159	30,465

Realized gains (losses) on investments:
Capital gain distributions received	30,169	—	86,856	—	—	—
Net realized gain (loss)	130,328	75,411	(188,392)	(614,775)	(22,161)	(5,053)

Realized gains (losses)	160,497	75,411	(101,536)	(614,775)	(22,161)	(5,053)

Unrealized appreciation (depreciation) during the period	1,328,906	(156,404)	4,509,815	420,519	(20,719)	(39,933)

Net increase (decrease) in contract owners’ equity from operations	1,485,778	(121,178)	4,305,463	(402,831)	(14,721)	(14,521)

Changes from principal transactions:
Purchase payments	28,600	22,713	276,476	130,120	140,181	136,673
Transfers between sub-accounts and the company	249,156	(572,050)	(1,113,840)	(2,313,202)	4,560,973	3,082,495
Withdrawals	(1,089,539)	(1,425,692)	(3,200,714)	(3,919,564)	(555,851)	(697,686)
Annual contract fee	(26,995)	(28,417)	(174,059)	(184,029)	(36,280)	(23,922)

Net increase (decrease) in contract owners’ equity from principal transactions	(838,778)	(2,003,446)	(4,212,137)	(6,286,675)	4,109,023	2,497,560

Total increase (decrease) in contract owners’ equity	647,000	(2,124,624)	93,326	(6,689,506)	4,094,302	2,483,039
Contract owners’ equity at beginning of period	11,170,298	13,294,922	33,255,972	39,945,478	3,160,339	677,300

Contract owners’ equity at end of period	$11,817,298	$11,170,298	$33,349,298	$33,255,972	$7,254,641	$3,160,339

	2012	2011	2012	2011	2012	2011
Units, beginning of period	939,942	1,104,523	2,152,454	2,546,504	255,222	54,305
Units issued	60,713	37,962	62,108	66,625	494,727	370,087
Units redeemed	126,086	202,543	309,261	460,675	161,821	169,170

Units, end of period	874,569	939,942	1,905,301	2,152,454	588,128	255,222

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series II		US Equity Trust Series I	US Equity Trust Series II	Utilities Trust Series I
	2012	2011	2012 (c)	2012 (c)	2012	2011
Income:
Dividend distributions received	$1,159,050	$1,539,206	$1,498,013	$96,964	$694,784	$783,135
Expenses:
Mortality and expense risk and administrative charges	(1,749,842)	(1,173,802)	(1,040,352)	(87,578)	(300,129)	(340,189)

Net investment income (loss)	(590,792)	365,404	457,661	9,386	394,655	442,946

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,022,208)	(380,326)	96,674	13,226	483,088	(1,164,737)

Realized gains (losses)	(1,022,208)	(380,326)	96,674	13,226	483,088	(1,164,737)

Unrealized appreciation (depreciation) during the period	295,756	(1,312,076)	1,308,033	91,487	1,328,639	1,860,296

Net increase (decrease) in contract owners’ equity from operations	(1,317,244)	(1,326,998)	1,862,368	114,099	2,206,382	1,138,505

Changes from principal transactions:
Purchase payments	9,075,759	44,281,187	191,088	12,035	50,504	96,565
Transfers between sub-accounts and the company	18,290,734	72,081,670	108,375,357	8,083,681	(1,480,981)	(507,045)
Withdrawals	(30,462,502)	(24,634,229)	(7,148,345)	(864,663)	(2,134,672)	(3,128,182)
Annual contract fee	(754,182)	(449,397)	(152,947)	(42,813)	(55,394)	(66,625)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,850,191)	91,279,231	101,265,153	7,188,240	(3,620,543)	(3,605,287)

Total increase (decrease) in contract owners’ equity	(5,167,435)	89,952,233	103,127,521	7,302,339	(1,414,161)	(2,466,782)
Contract owners’ equity at beginning of period	125,370,120	35,417,887	—		20,484,058	22,950,840

Contract owners’ equity at end of period	$120,202,685	$125,370,120	$103,127,521	$7,302,339	$19,069,897	$20,484,058

	2012	2011	2012	2012	2012	2011
Units, beginning of period	10,257,684	2,854,429	—	—	987,339	1,163,379
Units issued	7,149,388	13,311,559	8,895,625	708,313	96,535	200,007
Units redeemed	7,456,918	5,908,304	802,097	132,706	263,464	376,047

Units, end of period	9,950,154	10,257,684	8,093,528	575,607	820,410	987,339

(c)	Reflects the period from commencement of operations on April 27, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Utilities Trust Series II		Value Opportunities (a)		Value Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$752,209	$900,094	$11,112	$9,479	$725,110	$1,028,959
Expenses:
Mortality and expense risk and administrative charges	(371,169)	(414,707)	(56,928)	(66,032)	(1,182,101)	(1,282,214)

Net investment income (loss)	381,040	485,387	(45,816)	(56,553)	(456,991)	(253,255)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(126,597)	(945,375)	(111,278)	(396,164)	1,472,412	(1,377,514)

Realized gains (losses)	(126,597)	(945,375)	(111,278)	(396,164)	1,472,412	(1,377,514)

Unrealized appreciation (depreciation) during the period	2,236,751	1,760,276	572,253	302,985	12,435,098	1,838,368

Net increase (decrease) in contract owners’ equity from operations	2,491,194	1,300,288	415,159	(149,732)	13,450,519	207,599

Changes from principal transactions:
Purchase payments	80,469	116,827	19,473	5,186	665,542	819,567
Transfers between sub-accounts and the company	(3,056,440)	629,687	(122,743)	(275,445)	(4,770,760)	(5,036,861)
Withdrawals	(4,073,665)	(3,341,389)	(362,642)	(761,141)	(9,287,787)	(11,320,862)
Annual contract fee	(80,695)	(90,211)	(14,594)	(15,892)	(325,229)	(333,484)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,130,331)	(2,685,086)	(480,506)	(1,047,292)	(13,718,234)	(15,871,640)

Total increase (decrease) in contract owners’ equity	(4,639,137)	(1,384,798)	(65,347)	(1,197,024)	(267,715)	(15,664,041)
Contract owners’ equity at beginning of period	25,252,541	26,637,339	3,696,319	4,893,343	88,763,544	104,427,585

Contract owners’ equity at end of period	$20,613,404	$25,252,541	$3,630,972	$3,696,319	$88,495,829	$88,763,544

	2012	2011	2012	2011	2012	2011
Units, beginning of period	819,333	907,563	111,299	142,766	4,432,785	5,103,953
Units issued	72,863	141,384	865	1,096	136,654	431,425
Units redeemed	292,386	229,614	13,285	32,563	728,736	1,102,593

Units, end of period	599,810	819,333	98,879	111,299	3,840,703	4,432,785

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series II
	2012	2011
Income:
Dividend distributions received	$170,987	$251,373
Expenses:
Mortality and expense risk and administrative charges	(436,368)	(472,672)

Net investment income (loss)	(265,381)	(221,299)

Realized gains (losses) on investments:
Capital gain distributions received	—	—
Net realized gain (loss)	2,260,527	367,914

Realized gains (losses)	2,260,527	367,914

Unrealized appreciation (depreciation) during the period	1,894,895	(526,470)

Net increase (decrease) in contract owners’ equity from operations	3,890,041	(379,855)

Changes from principal transactions:
Purchase payments	68,406	125,095
Transfers between sub-accounts and the company	200,785	(1,567,684)
Withdrawals	(3,778,449)	(3,045,249)
Annual contract fee	(84,281)	(92,750)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,593,539)	(4,580,588)

Total increase (decrease) in contract owners’ equity	296,502	(4,960,443)
Contract owners’ equity at beginning of period	26,357,646	31,318,089

Contract owners’ equity at end of period	$26,654,148	$26,357,646

	2012	2011
Units, beginning of period	1,383,853	1,627,685
Units issued	176,794	205,023
Units redeemed	344,625	448,855

Units, end of period	1,216,022	1,383,853

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements

December 31, 2012

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 141 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “ Non-affiliated Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2012 are as follows:

Sub-accounts Closed	2012
500 Index Trust Series I	11/2/2012
500 Index Trust Series II	11/2/2012
500 Index Trust Series NAV	11/2/2012
American Blue-Chip Income & Growth Trust Series II	11/2/2012
American Blue-Chip Income & Growth Trust Series III	11/2/2012
Balanced Trust Series I	4/27/2012
Core Allocation Trust Series I	4/27/2012
Core Allocation Trust Series II	4/27/2012
Core Allocation Trust Series NAV	4/27/2012
Core Balanced Trust Series I	4/27/2012
Core Balanced Trust Series II	4/27/2012
Core Balanced Trust Series NAV	4/27/2012
Core Balanced Strategy Trust Series NAV	4/27/2012
Core Disciplined Diversification Trust Series II	4/27/2012
International Equity Index Trust A Series I	11/2/2012
International Equity Index Trust A Series II	11/2/2012
International Opportunities Trust Series II	11/2/2012
Large Cap Trust Series I	4/27/2012
Large Cap Trust Series II	4/27/2012
Total Bond Market Trust A Series II	11/2/2012
Total Bond Market Trust A Series NAV	11/2/2012

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

1.	Organization — (continued)

Sub-accounts Opened	2012
500 Index Trust B Series I	11/2/2012
500 Index Trust B Series II	11/2/2012
International Equity Index Trust B Series I	11/2/2012
International Equity Index Trust B Series II	11/2/2012
International Growth Stock Series II	11/2/2012
Total Bond Market Trust B Series II	11/2/2012
Total Bond Market Trust B Series NAV	11/2/2012
US Equity Trust Series I	4/27/2012
US Equity Trust Series II	4/27/2012

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Non-affiliated Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2012, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust and the Non-affiliated Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

5.	Fair Value Measurements — (continued)

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2012.

Mutual Funds
Level 1	$45,555,494,797
Level 2	—
Level 3	—

$45,555,494,797

As of December 31, 2012, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2012 were as follows:

	Purchases	Sales
Sub-account
500 Index Trust B Series I	42,680,196	1,418,159
500 Index Trust B Series II	38,874,499	1,184,047
500 Index Trust B Series NAV	182,639,876	10,441,264
500 Index Trust Series I	9,808,954	52,631,531
500 Index Trust Series II	7,905,680	48,411,719
500 Index Trust Series NAV	34,255,027	193,576,686
Active Bond Trust Series I	4,977,074	12,465,129
Active Bond Trust Series II	32,103,048	61,050,345
All Cap Core Trust Series I	1,177,309	6,711,641
All Cap Core Trust Series II	826,349	1,604,709
All Cap Value Trust Series I	1,632,359	5,168,402
All Cap Value Trust Series II	2,259,090	6,884,161
American Asset Allocation Trust Series I	4,487,356	24,442,773
American Asset Allocation Trust Series II	22,812,226	153,552,342
American Asset Allocation Trust Series III	5,565,652	15,322,101
American Blue-Chip Income & Growth Trust Series II	11,196,619	70,282,048
American Blue-Chip Income & Growth Trust Series III	28,192,250	188,205,951
American Global Growth Trust Series II	8,937,878	31,936,764
American Global Growth Trust Series III	323,410	502,325
American Global Small Capitalization Trust Series II	3,998,617	11,568,145
American Global Small Capitalization Trust Series III	2,298,205	6,332,070
American Growth Trust Series II	34,531,628	193,237,064
American Growth Trust Series III	5,196,425	14,078,099
American Growth-Income Trust Series I	22,799,480	29,210,008
American Growth-Income Trust Series II	53,556,807	123,912,740
American Growth-Income Trust Series III	180,237,646	13,390,438
American High-Income Bond Trust Series II	13,805,473	13,362,542
American High-Income Bond Trust Series III	4,113,422	5,416,721
American International Trust Series II	22,848,372	113,288,540
American International Trust Series III	4,463,599	6,246,309
American New World Trust Series II	7,130,479	14,550,375
American New World Trust Series III	93,958	575,600
Balanced Trust Series I	419,116	932,892
Basic Value Focus (a)	141,415	1,295,251
Blue Chip Growth Trust Series I	7,821,340	44,383,093
Blue Chip Growth Trust Series II	14,510,811	33,092,384
Bond PS Series II	12,201,804	14,135,090
Bond Trust Series I	29,450,333	21,462,900
Bond Trust Series II	76,074,409	97,873,562
Capital Appreciation Trust Series I	4,271,956	29,966,274
Capital Appreciation Trust Series II	10,277,914	20,557,346
Capital Appreciation Value Trust Series II	34,556,597	37,164,777
Core Allocation Plus Trust Series I	2,081,609	4,089,508
Core Allocation Plus Trust Series II	11,568,821	15,195,607
Core Allocation Trust Series I	939,881	13,861,651
Core Allocation Trust Series II	15,827,824	112,778,342

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
Core Allocation Trust Series NAV	1,315	26,053
Core Balanced Trust Series I	6,457,232	31,492,243
Core Balanced Trust Series II	52,818,738	207,878,312
Core Balanced Trust Series NAV	59,296	370,515
Core Balanced Strategy Trust Series NAV	34,280	3,668,423
Core Bond Trust Series II	4,955,986	6,695,988
Core Disciplined Diversification Trust Series II	27,525,744	203,990,528
Core Fundamental Holdings Trust Series II	65,258,690	34,070,575
Core Fundamental Holdings Trust Series III	3,266,752	3,148,252
Core Global Diversification Trust Series I	13,848	1,802
Core Global Diversification Trust Series II	58,763,806	41,965,506
Core Global Diversification Trust Series III	2,598,559	2,469,402
Core Strategy Trust Series II	47,132,744	69,793,435
Core Strategy Trust Series NAV	3,902,845	1,636,961
Disciplined Diversification Trust Series II	9,581,803	21,310,946
DWS Equity 500 Index (a)	641,721	2,235,208
Equity-Income Trust Series I	10,275,787	44,352,264
Equity-Income Trust Series II	12,789,662	36,485,441
Financial Services Trust Series I	1,182,000	3,089,339
Financial Services Trust Series II	2,000,788	5,616,943
Founding Allocation Trust Series I	3,091,148	5,674,978
Founding Allocation Trust Series II	32,883,854	136,727,117
Fundamental All Cap Core Trust Series II	5,812,450	11,688,907
Fundamental Holdings Trust Series II	19,306,032	104,498,146
Fundamental Holdings Trust Series III	2,601,552	6,674,967
Fundamental Large Cap Value Trust Series II	5,335,320	4,203,887
Fundamental Value Trust Series I	4,843,019	53,943,027
Fundamental Value Trust Series II	6,639,290	45,937,913
Global Allocation (a)	14,377	131,687
Global Bond Trust Series I	8,331,100	13,562,950
Global Bond Trust Series II	25,950,199	35,081,125
Global Diversification Trust Series II	15,053,310	89,482,398
Global Trust Series I	7,509,046	26,178,640
Global Trust Series II	2,959,526	6,419,999
Health Sciences Trust Series I	9,124,158	12,760,083
Health Sciences Trust Series II	17,247,607	21,123,929
High Yield Trust Series I	23,919,984	29,936,462
High Yield Trust Series II	32,767,264	39,467,255
International Core Trust Series I	2,227,054	6,288,742
International Core Trust Series II	1,916,970	6,096,043
International Equity Index Trust A Series I	2,340,485	24,440,316
International Equity Index Trust A Series II	2,750,456	29,631,012
International Equity Index Trust B Series I	21,298,977	565,269
International Equity Index Trust B Series II	25,369,811	1,957,278
International Equity Index Trust B Series NAV	1,146,195	3,435,021
International Growth Stock Series II	20,784,462	1,092,114
International Opportunities Trust Series II	2,557,914	27,590,420

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
International Small Company Trust Series I	1,517,384	6,693,493
International Small Company Trust Series II	2,157,505	6,248,753
International Value Trust Series I	4,855,633	19,581,845
International Value Trust Series II	7,756,591	23,783,396
Investment Quality Bond Trust Series I	22,026,395	31,036,342
Investment Quality Bond Trust Series II	19,432,030	28,617,088
Large Cap Trust Series I	786,983	117,191,390
Large Cap Trust Series II	356,167	9,501,989
Lifestyle Aggressive Trust Series I	3,466,222	25,040,467
Lifestyle Aggressive Trust Series II	8,762,532	36,597,623
Lifestyle Balanced Trust Series I	45,968,457	111,116,677
Lifestyle Balanced Trust Series II	324,559,307	1,105,581,801
Lifestyle Balanced Trust Series NAV	6,025	11,276
Lifestyle Balanced PS Series II	94,603,328	6,508,807
Lifestyle Conservative Trust Series I	57,869,554	52,267,422
Lifestyle Conservative Trust Series II	409,978,106	399,636,767
Lifestyle Conservative PS Series II	29,380,311	4,161,813
Lifestyle Growth Trust Series I	87,430,361	100,899,842
Lifestyle Growth Trust Series II	859,482,717	1,387,882,483
Lifestyle Growth Trust Series NAV	405,669	5,154
Lifestyle Growth PS Series II	79,736,071	13,643,232
Lifestyle Moderate Trust Series I	34,083,663	54,381,851
Lifestyle Moderate Trust Series II	226,994,889	405,973,941
Lifestyle Moderate PS Series II	43,344,778	2,384,617
Mid Cap Index Trust Series I	5,151,727	8,960,284
Mid Cap Index Trust Series II	10,360,089	17,949,281
Mid Cap Stock Trust Series I	8,082,516	34,958,511
Mid Cap Stock Trust Series II	15,535,343	32,069,479
Mid Value Trust Series I	8,173,116	16,181,999
Mid Value Trust Series II	12,993,777	23,272,441
Money Market Trust Series I	90,523,623	129,002,354
Money Market Trust Series II	316,752,104	525,988,914
Money Market Trust B Series NAV	12,176,439	13,702,243
Mutual Shares Trust Series I	7,188,696	17,303,024
Natural Resources Trust Series II	10,829,616	34,231,290
PIMCO All Asset (a)	9,790,069	8,442,755
Real Estate Securities Trust Series I	5,154,898	13,941,391
Real Estate Securities Trust Series II	9,488,275	22,278,867
Real Return Bond Trust Series II	14,657,462	24,555,934
Science & Technology Trust Series I	3,347,419	17,904,098
Science & Technology Trust Series II	6,019,385	15,064,645
Short Term Government Income Trust Series I	7,031,825	18,225,176
Short Term Government Income Trust Series II	10,543,962	24,897,087
Small Cap Growth Trust Series I	159,247	53,230
Small Cap Growth Trust Series II	11,884,538	13,787,455
Small Cap Index Trust Series I	3,183,784	3,889,532
Small Cap Index Trust Series II	12,288,157	10,978,325

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
Small Cap Opportunities Trust Series I	1,368,031	5,705,507
Small Cap Opportunities Trust Series II	2,156,389	8,053,994
Small Cap Value Trust Series I	56,248	43,927
Small Cap Value Trust Series II	10,072,185	19,847,213
Small Company Value Trust Series I	2,077,169	15,394,803
Small Company Value Trust Series II	2,412,638	16,936,046
Smaller Company Growth Trust Series I	3,579,244	6,997,932
Smaller Company Growth Trust Series II	4,520,709	8,645,348
Strategic Income Opportunities Trust Series I	8,252,147	14,264,677
Strategic Income Opportunities Trust Series II	8,931,708	13,920,174
Total Bond Market Trust A Series II	104,427,821	195,373,668
Total Bond Market Trust A Series NAV	53,656,590	141,666,595
Total Bond Market Trust B Series II	149,334,448	9,597,554
Total Bond Market Trust B Series NAV	135,448,069	1,555,835
Total Return Trust Series I	22,279,555	49,675,058
Total Return Trust Series II	49,826,726	78,334,120
Total Stock Market Index Trust Series I	984,824	1,797,059
Total Stock Market Index Trust Series II	1,535,062	5,763,158
Ultra Short Term Bond Trust Series I	6,167,085	2,029,902
Ultra Short Term Bond Trust Series II	86,448,776	90,889,758
US Equity Trust Series I	112,661,090	10,938,276
US Equity Trust Series II	8,947,970	1,750,345
Utilities Trust Series I	2,748,752	5,974,640
Utilities Trust Series II	3,014,644	9,763,935
Value Opportunities (a)	48,454	574,775
Value Trust Series I	3,850,072	18,025,297
Value Trust Series II	3,800,804	7,659,723

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
500 Index Trust B Series I	2012	3,285	$12.65 to $12.62	$41,546	1.90% to 0.45%	3.62%	1.22% to 0.98%
500 Index Trust B Series II	2012	3,010	12.65 to 12.62	38,016	2.05 to 0.45	2.63	1.22 to 0.96
500 Index Trust B Series NAV	2012	17,844	12.65 to 11.83	223,963	2.05 to 0.80	2.09	13.44 to 1.20
	2011	4,147	10.75 to 10.43	44,281	2.05 to 1.40	0.02	0.45 to (0.20)
	2010	4,740	10.71 to 10.45	50,459	2.05 to 1.40	1.71	13.26 to 12.53
	2009	5,401	9.45 to 9.29	50,844	2.05 to 1.40	2.22	24.59 to 23.79
	2008	5,844	7.59 to 7.50	44,222	2.05 to 1.40	2.04	(38.07) to (38.47)

500 Index Trust Series I	2012	—	13.82 to 13.52	—	1.90 to 0.45	5.20	13.54 to 12.16
	2011	3,980	12.32 to 11.91	43,081	1.90 to 0.45	1.37	1.12 to (0.34)
	2010	5,409	12.37 to 11.78	58,263	1.90 to 0.45	1.39	14.07 to 12.43
	2009	5,498	11.00 to 10.32	52,556	1.90 to 0.45	1.64	25.17 to 23.37
	2008	6,939	8.91 to 8.25	53,451	1.90 to 0.45	0.68	(37.49) to (38.39)

500 Index Trust Series II	2012	—	18.00 to 17.78	—	2.05 to 0.45	4.84	13.40 to 11.88
	2011	2,896	15.89 to 15.87	40,653	2.05 to 0.45	1.27	0.92 to (0.68)
	2010	3,263	16.00 to 15.73	45,976	2.05 to 0.45	1.17	13.77 to 11.97
	2009	3,663	14.29 to 13.83	45,925	2.05 to 0.45	1.49	25.03 to 23.04
	2008	3,917	11.61 to 11.06	39,679	2.05 to 0.45	0.47	(37.68) to (38.68)

500 Index Trust Series NAV	2012	—	20.07 to 19.55	—	1.55 to 0.80	5.57	13.22 to 12.50
	2011	9,176	17.73 to 17.38	162,262	1.55 to 0.80	1.83	0.84 to 0.09
	2010	6,829	17.58 to 17.36	119,890	1.55 to 0.80	1.98	13.73 to 12.88
	2009	3,111	15.46 to 15.38	48,071	1.55 to 0.80	2.57	23.67 to 23.06

Active Bond Trust Series I	2012	2,611	19.67 to 17.59	47,609	1.90 to 0.45	3.93	9.21 to 7.63
	2011	3,128	18.01 to 16.35	52,724	1.90 to 0.45	5.04	5.33 to 3.82
	2010	3,775	17.10 to 15.75	61,016	1.90 to 0.45	7.10	13.34 to 11.71
	2009	4,629	15.08 to 14.09	66,650	1.90 to 0.45	7.05	24.24 to 22.46
	2008	5,542	12.14 to 11.51	64,896	1.90 to 0.45	5.10	(10.94) to (12.23)

Active Bond Trust Series II	2012	13,607	19.38 to 17.14	240,885	2.05 to 0.45	3.76	8.98 to 7.25
	2011	15,698	17.78 to 15.98	258,088	2.05 to 0.45	4.62	5.22 to 3.56
	2010	19,948	16.90 to 15.43	315,368	2.05 to 0.45	6.91	13.20 to 11.40
	2009	22,493	14.93 to 13.85	317,842	2.05 to 0.45	7.15	23.82 to 21.86
	2008	23,847	12.06 to 11.37	275,346	2.05 to 0.45	4.72	(11.05) to (12.47)

All Cap Core Trust Series I	2012	2,321	15.06 to 14.32	40,948	1.90 to 0.45	1.10	16.04 to 14.36
	2011	2,644	12.98 to 12.52	40,581	1.90 to 0.45	0.96	(0.04) to (1.48)
	2010	3,183	12.99 to 12.70	49,057	1.90 to 0.45	1.02	12.53 to 10.91
	2009	3,691	11.54 to 11.46	51,277	1.90 to 0.45	1.57	27.89 to 26.05
	2008	4,405	9.09 to 9.02	48,379	1.90 to 0.45	1.57	(39.90) to (40.77)

All Cap Core Trust Series II	2012	390	20.04 to 19.06	6,861	2.05 to 0.45	0.91	15.85 to 14.00
	2011	434	17.30 to 16.72	6,662	2.05 to 0.45	0.79	(0.31) to (1.89)
	2010	501	17.35 to 17.04	7,783	2.05 to 0.45	0.79	12.31 to 10.53
	2009	591	15.45 to 15.42	8,270	2.05 to 0.45	1.38	27.68 to 25.66
	2008	682	12.27 to 12.10	7,549	2.05 to 0.45	1.33	(40.02) to (40.98)

All Cap Value Trust Series I	2012	1,128	20.46 to 17.40	19,950	1.90 to 0.45	0.78	10.45 to 8.85
	2011	1,367	18.53 to 15.99	22,185	1.90 to 0.45	0.32	(4.63) to (6.00)
	2010	1,571	19.43 to 17.01	27,159	1.90 to 0.45	0.36	17.82 to 16.13
	2009	1,910	16.49 to 14.65	28,466	1.90 to 0.45	0.52	26.04 to 24.23
	2008	2,223	13.08 to 11.79	26,764	1.90 to 0.45	0.78	(29.10) to (30.13)

All Cap Value Trust Series II	2012	1,114	21.62 to 21.26	20,988	2.05 to 0.45	0.58	10.13 to 8.37
	2011	1,400	19.63 to 19.62	24,273	2.05 to 0.45	0.14	(4.84) to (6.34)
	2010	1,558	20.95 to 20.63	28,706	2.05 to 0.45	0.15	17.60 to 15.74
	2009	1,787	18.10 to 17.54	28,321	2.05 to 0.45	0.31	25.84 to 23.84
	2008	2,009	14.62 to 13.94	25,562	2.05 to 0.45	0.54	(29.19) to (30.32)

American Asset Allocation Trust Series I	2012	9,905	13.97 to 12.87	130,969	1.90 to 0.45	1.49	15.24 to 13.57
	2011	11,512	12.12 to 11.33	133,210	1.90 to 0.45	1.39	0.46 to (0.98)
	2010	13,637	12.07 to 11.44	158,613	1.90 to 0.45	1.53	11.55 to 9.95
	2009	15,781	10.82 to 10.41	166,221	1.90 to 0.45	1.86	20.87 to 19.71

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Asset Allocation Trust Series II	2012	91,998	$13.89 to $12.68	$1,205,239	2.05% to 0.45%	1.39%	14.97% to 13.14%
	2011	102,406	12.08 to 11.21	1,178,706	2.05 to 0.45	1.29	0.40 to (1.19)
	2010	113,271	12.03 to 11.35	1,311,937	2.05 to 0.45	1.44	11.40 to 9.63
	2009	121,062	10.80 to 10.35	1,272,060	2.05 to 0.45	2.01	22.72 to 20.77
	2008	89,206	8.80 to 8.57	771,852	2.05 to 0.45	3.11	(30.15) to (31.26)

American Asset Allocation Trust Series III	2012	10,675	14.67 to 14.14	155,962	1.55 to 0.80	1.89	15.23 to 14.36
	2011	11,486	12.73 to 12.36	145,763	1.55 to 0.80	1.82	0.47 to (0.28)
	2010	12,112	12.67 to 12.40	153,108	1.55 to 0.80	1.96	11.64 to 10.81
	2009	12,626	11.35 to 11.19	143,081	1.55 to 0.80	3.11	22.83 to 21.91
	2008	3,703	9.24 to 9.18	34,188	1.55 to 0.80	8.47	(26.08) to (26.57)

American Blue-Chip Income & Growth Trust Series II	2012	—	20.26 to 17.40	—	2.05 to 0.45	—	11.67 to 10.17
	2011	3,674	18.14 to 15.79	60,533	2.05 to 0.45	1.11	(1.89) to (3.44)
	2010	4,252	18.49 to 16.36	72,210	2.05 to 0.45	1.15	11.25 to 9.49
	2009	4,710	16.62 to 14.94	72,695	2.05 to 0.45	1.43	26.56 to 24.55
	2008	5,410	13.13 to 11.99	66,643	2.05 to 0.45	3.81	(37.05) to (38.05)

American Blue-Chip Income & Growth Trust Series III	2012	—	13.19 to 12.73	—	1.55 to 0.80	0.01	11.79 to 11.09
	2011	13,985	11.80 to 11.46	164,387	1.55 to 0.80	1.83	(1.74) to (2.47)
	2010	12,453	12.01 to 11.75	149,125	1.55 to 0.80	1.90	11.39 to 10.56
	2009	9,830	10.78 to 10.63	105,779	1.55 to 0.80	2.96	26.77 to 25.82
	2008	1,817	8.50 to 8.45	15,441	1.55 to 0.80	10.53	(31.98) to (32.43)

American Global Growth Trust Series II	2012	11,741	13.87 to 12.67	153,231	2.05 to 0.45	0.33	21.45 to 19.51
	2011	13,481	11.42 to 10.6	146,410	2.05 to 0.45	0.73	(9.81) to (11.24)
	2010	15,211	12.66 to 11.94	185,112	2.05 to 0.45	0.92	10.68 to 8.92
	2009	16,435	11.44 to 10.96	182,646	2.05 to 0.45	0.88	40.78 to 38.55
	2008	17,516	8.13 to 7.91	139,771	2.05 to 0.45	2.33	(38.96) to (39.93)

American Global Growth Trust Series III	2012	280	14.36 to 13.84	3,989	1.55 to 0.80	0.80	21.51 to 20.59
	2011	293	11.82 to 11.48	3,433	1.55 to 0.80	1.35	(9.64) to (10.32)
	2010	254	13.08 to 12.80	3,306	1.55 to 0.80	1.59	10.91 to 10.08
	2009	197	11.80 to 11.63	2,315	1.55 to 0.80	2.27	41.09 to 40.03
	2008	32	8.36 to 8.30	270	1.55 to 0.80	11.31	(33.12) to (33.56)

American Global Small Capitalization Trust Series II	2012	4,714	11.33 to 10.35	50,288	2.05 to 0.45	0.70	16.96 to 15.09
	2011	5,415	9.69 to 8.99	49,914	2.05 to 0.45	0.68	(19.99) to (21.26)
	2010	6,333	12.11 to 11.42	73,719	2.05 to 0.45	1.12	21.30 to 19.38
	2009	7,183	9.98 to 9.56	69,662	2.05 to 0.45	0.00	59.72 to 57.18
	2008	7,111	6.25 to 6.09	43,637	2.05 to 0.45	1.24	(54.00) to (54.74)

American Global Small Capitalization Trust Series III	2012	2,882	11.79 to 11.36	33,819	1.55 to 0.80	1.19	17.23 to 16.35
	2011	3,240	10.06 to 9.77	32,466	1.55 to 0.80	1.34	(19.88) to (20.48)
	2010	2,737	12.55 to 12.28	34,259	1.55 to 0.80	1.57	21.52 to 20.62
	2009	2,977	10.33 to 10.18	30,698	1.55 to 0.80	0.05	59.88 to 58.68
	2008	777	6.46 to 6.42	5,017	1.55 to 0.80	7.92	(48.32) to (48.67)

American Growth Trust Series II	2012	40,001	23.82 to 20.41	785,486	2.05 to 0.45	0.25	16.70 to 14.84
	2011	47,556	20.41 to 17.77	813,415	2.05 to 0.45	0.08	(5.22) to (6.72)
	2010	54,531	21.54 to 19.05	1,000,428	2.05 to 0.45	0.19	17.61 to 15.74
	2009	64,066	18.31 to 16.46	1,013,458	2.05 to 0.45	0.08	38.05 to 35.86
	2008	74,067	13.27 to 12.12	860,203	2.05 to 0.45	1.68	(44.53) to (45.42)

American Growth Trust Series III	2012	7,849	13.51 to 13.02	105,547	1.55 to 0.80	0.74	16.94 to 16.06
	2011	8,503	11.55 to 11.22	97,874	1.55 to 0.80	0.64	(5.06) to (5.76)
	2010	7,318	12.17 to 11.91	88,815	1.55 to 0.80	0.77	17.74 to 16.86
	2009	5,975	10.34 to 10.19	61,649	1.55 to 0.80	0.90	38.21 to 37.18
	2008	1,283	7.48 to 7.43	9,589	1.55 to 0.80	8.43	(40.17) to (40.57)

American Growth-Income Trust Series I	2012	6,896	21.20 to 18.43	132,453	1.90 to 0.45	1.34	16.63 to 14.94
	2011	7,269	18.18 to 16.03	120,909	1.90 to 0.45	1.07	(2.53) to (3.93)
	2010	9,001	18.65 to 16.69	155,150	1.90 to 0.45	1.06	10.56 to 8.97
	2009	10,752	16.87 to 15.32	169,407	1.90 to 0.45	1.10	27.18 to 25.96

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
American Growth-Income Trust Series II	2012	39,801	$21.08 to $18.06	$703,311	2.05% to 0.45%	1.13%	16.42% to 14.56%
	2011	43,877	18.11 to 15.76	673,246	2.05 to 0.45	1.00	(2.68) to (4.23)
	2010	50,328	18.60 to 16.46	804,949	2.05 to 0.45	0.96	10.34 to 8.59
	2009	55,869	16.86 to 15.16	820,869	2.05 to 0.45	1.06	30.08 to 28.01
	2008	63,942	12.96 to 11.84	734,827	2.05 to 0.45	1.90	(38.45) to (39.43)
American Growth-Income Trust Series III	2012	18,879	13.62 to 13.13	255,913	1.55 to 0.80	3.75	16.57 to 15.69
	2011	6,505	11.68 to 11.35	75,720	1.55 to 0.80	1.56	(2.53) to (3.26)
	2010	6,613	11.99 to 11.73	79,060	1.55 to 0.80	1.52	10.55 to 9.72
	2009	6,436	10.84 to 10.69	69,674	1.55 to 0.80	2.16	30.22 to 29.24
	2008	1,445	8.33 to 8.27	12,028	1.55 to 0.80	8.98	(33.38) to (33.82)
American High-Income Bond Trust Series II	2012	3,402	16.16 to 14.76	51,691	2.05 to 0.45	6.33	12.47 to 10.68
	2011	3,542	14.37 to 13.34	48,383	2.05 to 0.45	6.56	0.87 to (0.73)
	2010	4,170	14.25 to 13.43	57,073	2.05 to 0.45	7.13	14.01 to 12.20
	2009	4,418	12.50 to 11.97	53,605	2.05 to 0.45	6.75	37.80 to 35.61
	2008	3,594	9.07 to 8.83	31,998	2.05 to 0.45	6.39	(24.73) to (25.93)
American High-Income Bond Trust Series III	2012	2,448	17.46 to 16.83	42,540	1.55 to 0.80	6.72	12.63 to 11.79
	2011	2,675	15.50 to 15.06	41,314	1.55 to 0.80	7.46	1.03 to 0.28
	2010	2,741	15.34 to 15.02	41,957	1.55 to 0.80	8.73	14.06 to 13.21
	2009	1,265	13.45 to 13.26	16,993	1.55 to 0.80	26.39	38.08 to 37.05
	2008	11	9.74 to 9.68	103	1.55 to 0.80	37.68	(22.06) to (22.57)
American International Trust Series II	2012	22,634	28.38 to 24.31	497,660	2.05 to 0.45	0.90	16.73 to 14.87
	2011	26,582	24.31 to 21.17	510,240	2.05 to 0.45	1.22	(14.76) to (16.11)
	2010	28,123	28.52 to 25.23	646,557	2.05 to 0.45	1.44	6.20 to 4.52
	2009	30,807	26.86 to 24.14	679,801	2.05 to 0.45	0.91	41.77 to 39.52
	2008	36,071	18.95 to 17.30	569,687	2.05 to 0.45	3.67	(42.73) to (43.64)
American International Trust Series III	2012	4,154	12.21 to 11.77	50,475	1.55 to 0.80	1.44	17.00 to 16.12
	2011	4,312	10.44 to 10.14	44,827	1.55 to 0.80	2.19	(14.73) to (15.37)
	2010	2,699	12.24 to 11.98	32,941	1.55 to 0.80	2.87	6.40 to 5.60
	2009	900	11.51 to 11.35	10,332	1.55 to 0.80	4.68	42.00 to 40.94
	2008	34	8.10 to 8.05	279	1.55 to 0.80	10.20	(35.17) to (35.60)
American New World Trust Series II	2012	4,498	14.72 to 13.44	62,292	2.05 to 0.45	0.44	16.59 to 14.73
	2011	5,024	12.63 to 11.72	60,330	2.05 to 0.45	1.04	(14.79) to (16.14)
	2010	6,201	14.82 to 13.97	88,319	2.05 to 0.45	1.14	16.66 to 14.81
	2009	5,874	12.70 to 12.17	72,479	2.05 to 0.45	1.19	48.15 to 45.80
	2008	4,594	8.58 to 8.35	38,682	2.05 to 0.45	2.18	(42.92) to (43.83)
American New World Trust Series III	2012	190	13.54 to 13.05	2,546	1.55 to 0.80	0.85	16.77 to 15.89
	2011	228	11.60 to 11.26	2,628	1.55 to 0.80	1.75	(14.71) to (15.34)
	2010	198	13.60 to 13.30	2,681	1.55 to 0.80	1.83	16.90 to 16.03
	2009	132	11.63 to 11.47	1,529	1.55 to 0.80	2.57	48.36 to 47.25
	2008	15	7.84 to 7.79	115	1.55 to 0.80	12.33	(37.28) to (37.70)
Balanced Trust Series I	2012	—	17.95 to 17.55	—	1.55 to 0.80	4.54	8.33 to 8.07
	2011	45	16.57 to 16.24	748	1.55 to 0.80	1.66	0.21 to (0.54)
	2010	27	16.53 to 16.33	444	1.55 to 0.80	1.24	11.69 to 10.85
	2009		14.80 to 14.73	107	1.55 to 0.80	2.26	18.42 to 17.84
Basic Value Focus (a)	2012	235	31.51 to 15.99	6,058	1.90 to 1.40	1.51	12.30 to 11.73
	2011	281	28.06 to 14.31	6,462	1.90 to 1.40	1.41	(3.99) to (4.47)
	2010	382	29.22 to 14.98	8,946	1.90 to 1.40	1.39	11.11 to 10.55
	2009	455	26.30 to 13.55	9,606	1.90 to 1.40	1.84	29.09 to 28.45
	2008	560	20.38 to 10.55	9,193	1.90 to 1.40	1.86	(37.72) to (38.03)
Blue Chip Growth Trust Series I	2012	8,904	20.80 to 15.68	217,180	1.90 to 0.45	0.09	17.78 to 16.08
	2011	10,365	17.66 to 13.51	215,783	1.90 to 0.45	0.01	0.99 to (0.47)
	2010	12,612	17.49 to 13.57	259,341	1.90 to 0.45	0.08	15.63 to 13.97
	2009	14,833	15.12 to 11.91	265,754	1.90 to 0.45	0.14	42.25 to 40.21
	2008	17,615	10.63 to 8.49	224,482	1.90 to 0.45	0.31	(42.79) to (43.62)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Blue Chip Growth Trust Series II	2012	6,083	$20.29 to $19.55	$106,689	2.05% to 0.45%	0.00%	17.56% to 15.68%
	2011	7,061	17.26 to 16.90	106,722	2.05 to 0.45	0.00	0.79 to (0.81)
	2010	7,826	17.13 to 17.04	118,731	2.05 to 0.45	0.05	15.42 to 13.59
	2009	8,551	15.00 to 14.84	113,765	2.05 to 0.45	0.09	41.92 to 39.67
	2008	9,393	10.74 to 10.46	89,182	2.05 to 0.45	0.14	(42.89) to (43.80)
Bond PS Series II	2012	22	13.17 to 13.09	284	2.00 to 0.80	1.23	4.82 to 3.56
	2011	176	12.64 to 12.56	2,232	2.00 to 0.80	1.47	1.11 to 0.50
Bond Trust Series I	2012	18,222	13.27 to 13.15	241,510	1.55 to 0.80	2.77	5.48 to 4.69
	2011	18,061	12.58 to 12.56	227,156	1.55 to 0.80	3.65	0.64 to 0.51
Bond Trust Series II	2012	42,148	13.29 to 13.05	553,118	2.05 to 0.45	2.52	5.64 to 3.96
	2011	44,532	12.58 to 12.55	559,347	2.05 to 0.45	3.36	0.67 to 0.40
Capital Appreciation Trust Series I	2012	12,110	14.25 to 12.55	136,224	1.90 to 0.45	0.15	15.46 to 13.79
	2011	14,255	12.53 to 10.87	140,336	1.90 to 0.45	0.07	(0.37) to (1.80)
	2010	17,221	12.76 to 10.91	171,777	1.90 to 0.45	0.15	11.33 to 9.73
	2009	11,642	11.62 to 9.80	105,780	1.90 to 0.45	0.25	41.65 to 39.61
	2008	13,837	8.33 to 6.92	89,610	1.90 to 0.45	0.43	(37.50) to (38.41)
Capital Appreciation Trust Series II	2012	3,741	20.01 to 19.29	62,559	2.05 to 0.45	0.06	15.32 to 13.48
	2011	4,312	17.63 to 16.72	63,258	2.05 to 0.45	0.03	(0.62) to (2.19)
	2010	4,936	18.03 to 16.83	73,641	2.05 to 0.45	0.02	11.08 to 9.31
	2009	4,634	16.49 to 15.15	62,886	2.05 to 0.45	0.05	41.41 to 39.16
	2008	4,711	11.85 to 10.71	45,780	2.05 to 0.45	0.22	(37.64) to (38.63)
Capital Appreciation Value Trust Series II	2012	19,198	15.56 to 14.47	285,352	2.05 to 0.45	1.24	13.98 to 12.16
	2011	21,275	13.65 to 12.9	280,113	2.05 to 0.45	1.15	2.41 to 0.79
	2010	24,073	13.33 to 12.80	312,548	2.05 to 0.45	1.26	13.12 to 11.33
	2009	27,231	11.78 to 11.49	315,680	2.05 to 0.45	2.10	29.25 to 27.20
	2008	14,299	9.12 to 9.04	129,560	2.05 to 0.45	1.23	(27.08) to (27.71)
Core Allocation Plus Trust Series I	2012	1,427	13.42 to 12.94	19,050	1.55 to 0.80	1.28	12.67 to 11.83
	2011	1,680	11.91 to 11.57	19,937	1.55 to 0.80	1.33	(3.09) to (3.81)
	2010	1,753	12.29 to 12.03	21,489	1.55 to 0.80	1.14	9.62 to 8.80
	2009	1,749	11.22 to 11.06	19,574	1.55 to 0.80	2.17	24.21 to 23.28
	2008	460	9.03 to 8.97	4,147	1.55 to 0.80	1.98	(27.76) to (28.24)
Core Allocation Plus Trust Series II	2012	10,880	13.17 to 12.24	136,809	2.05 to 0.45	1.16	12.84 to 11.04
	2011	11,824	11.67 to 11.03	133,054	2.05 to 0.45	1.09	(2.95) to (4.49)
	2010	12,998	12.03 to 11.55	152,254	2.05 to 0.45	0.91	9.79 to 8.05
	2009	13,790	10.95 to 10.69	148,644	2.05 to 0.45	1.69	24.54 to 22.56
	2008	5,294	8.80 to 8.72	46,295	2.05 to 0.45	1.05	(29.64) to (30.25)
Core Allocation Trust Series I	2012	—	17.29 to 16.91	—	1.55 to 0.80	0.49	8.67 to 8.40
	2011	786	15.91 to 15.60	12,486	1.55 to 0.80	4.05	(2.27) to (3.00)
	2010	629	16.28 to 16.08	10,234	1.55 to 0.80	3.24	10.12 to 9.30
	2009	241	14.79 to 14.71	3,561	1.55 to 080	7.68	18.30 to 17.71
Core Allocation Trust Series II	2012	—	17.75 to 14.67	—	2.10 to 0.45	0.19	8.73 to 8.15
	2011	5,908	16.32 to 13.57	93,838	2.10 to 0.45	3.72	(2.13) to (3.73)
	2010	4,171	16.68 to 14.09	68,382	2.10 to 0.45	2.82	12.73 to 10.23
	2009	1,859	15.13 to 14.97	27,950	2.05 to 0.45	6.06	21.06 to 19.77
Core Allocation Trust Series NAV	2012	—	14.99	—	1.20	0.57	8.58
	2011	2	13.81	24	1.20	3.97	(2.62)
Core Balanced Trust Series I	2012	—	17.85 to 17.45	—	1.55 to 0.80	5.53	8.29 to 8.03
	2011	1,678	16.48 to 16.16	27,592	1.55 to 0.80	1.98	0.35 to (0.40)
	2010	1,164	16.42 to 16.22	19,081	1.55 to 0.80	2.82	11.30 to 10.47
	2009	343	14.75 to 14.68	5,061	1.55 to 0.80	3.83	18.04 to 17.46
Core Balanced Trust Series II	2012	—	18.36 to 15.01	—	2.10 to 0.45	5.29	8.36 to 7.78
	2011	10,421	16.94 to 13.93	171,902	2.10 to 0.45	1.74	0.44 to (1.20)
	2010	7,593	16.87 to 14.10	125,984	2.10 to 0.45	2.29	12.80 to 11.55
	2009	2,944	15.12 to 14.96	44,238	2.05 to 0.45	2.72	21 to 19.71
Core Balanced Trust Series NAV	2012	—	15.35	—	1.20	5.56	8.17
	2011	24	14.19	341	1.20	1.78	0.00

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Core Balanced Strategy Trust Series NAV	2012	—	$15.89	—	1.60%	—	5.86%
	2011	230	15.01	3,448	1.60	2.51	0.66
	2010	237	14.91	3,531	1.60	2.63	9.07
	2009	201	13.67	2,742	1.60	4.97	9.37
Core Bond Trust Series II	2012	638	18.56 to 16.42	10,874	2.05 to 0.45	2.42	5.79 to 4.10
	2011	766	17.55 to 15.77	12,492	2.05 to 0.45	3.17	7.55 to 5.85
	2010	833	16.32 to 14.90	12,760	2.05 to 0.45	2.48	6.44 to 4.75
	2009	792	15.33 to 14.23	11,527	2.05 to 0.45	2.12	9.12 to 7.38
	2008	628	14.05 to 13.25	8,460	2.05 to 0.45	7.75	2.68 to 1.05
Core Disciplined Diversification Trust Series II	2012	—	18.28 to 14.76	—	2.10 to 0.45	—	8.22 to 7.64
	2011	10,675	16.89 to 13.71	175,398	2.10 to 0.45	2.15	(2.41) to (4.01)
	2010	8,099	17.31 to 14.28	137,776	2.10 to 0.45	2.39	14.27 to 11.70
	2009	3,712	15.49 to 15.33	57,114	2.05 to 0.45	3.81	23.95 to 22.63
Core Fundamental Holdings Trust Series II	2012	16,596	14.91 to 14.79	285,646	2.10 to 0.35	1.83	10.42 to 8.50
	2011	14,895	13.63 to 13.51	234,883	2.10 to 0.35	1.87	0.17 to (1.57)
	2010	13,036	13.85 to 13.48	207,377	2.10 to 0.35	2.03	10.81 to 7.87
	2009	6,628	14.80 to 14.64	97,508	2.05 to 0.45	2.80	18.41 to 17.16
Core Fundamental Holdings Trust Series III	2012	1,417	17.47 to 17.00	24,658	1.55 to 0.80	2.15	10.29 to 9.46
	2011	1,441	15.84 to 15.53	22,757	1.55 to 0.80	2.33	0.18 to (0.56)
	2010	1,248	15.81 to 15.62	19,707	1.55 to 0.80	2.52	9.20 to 8.38
	2009	651	14.48 to 14.41	9,425	1.55 to 0.80	3.53	15.85 to 15.28
Core Global Diversification Trust Series I	2012	10	15.18	157	1.20	8.06	11.77
	2011	10	13.58	140	1.20	2.14	(4.70)
Core Global Diversification Trust Series II	2012	17,002	14.76 to 14.54	291,005	2.10 to 0.35	7.82	12.50 to 10.54
	2011	17,281	13.35 to 12.92	265,930	2.10 to 0.35	1.92	(4.09) to (5.75)
	2010	15,840	14.16 to 13.47	256,911	2.10 to 0.35	2.39	13.30 to 7.77
	2009	7,611	15.30 to 15.14	115,642	2.05 to 0.45	2.94	22.4 to 21.10
Core Global Diversification Trust Series III	2012	1,054	17.36 to 16.89	18,237	1.55 to 0.80	8.02	12.44 to 11.59
	2011	1,138	15.44 to 15.14	17,526	1.55 to 0.80	2.44	(4.13) to (4.84)
	2010	1,003	16.11 to 15.91	16,128	1.55 to 0.80	2.86	7.84 to 7.03
	2009	417	14.94 to 14.86	6,223	1.55 to 0.80	4.00	19.48 to 18.90
Core Strategy Trust Series II	2012	42,857	15.93 to 15.25	632,257	2.10 to 0.45	2.51	11.77 to 9.93
	2011	44,896	14.25 to 13.88	598,758	2.10 to 0.45	1.96	(0.44) to (2.07)
	2010	46,040	14.32 to 14.17	623,298	2.10 to 0.45	2.16	13.36 to 11.67
	2009	43,901	12.82 to 12.05	536,845	2.05 to 0.45	1.96	21.11 to 19.18
	2008	31,257	10.59 to 10.11	318,495	2.05 to 0.45	1.41	(26.80) to (27.97)
Core Strategy Trust Series NAV	2012	601	17.48 to 12.83	9,322	1.60 to 1.20	2.90	11.23 to 2.67
	2011	408	15.72	6,412	1.20	2.20	(1.01)
	2010	442	15.88	7,020	1.20	2.32	14.16 to 11.22
	2009	422	14.27	6,031	1.20	3.14	14.20 to 10.40
Disciplined Diversification Trust Series II	2012	14,939	14.26 to 13.26	203,638	2.05 to 0.45	2.16	12.09 to 10.30
	2011	16,151	12.72 to 12.02	198,301	2.05 to 0.45	1.85	(2.73) to (4.27)
	2010	18,143	13.07 to 12.55	231,251	2.05 to 0.45	1.40	12.67 to 10.89
	2009	18,659	11.60 to 11.32	213,163	2.05 to 0.45	2.18	26.39 to 24.39
	2008	8,663	9.18 to 9.10	79,086	2.05 to 0.45	1.85	(26.55) to (27.19)
DWS Equity 500 Index (a)	2012	637	22.65 to 18.05	14,069	2.05 to 1.40	1.35	13.65 to 12.91
	2011	710	19.93 to 15.98	13,837	2.05 to 1.40	1.31	0.02 to (0.63)
	2010	817	19.93 to 16.09	15,950	2.05 to 1.40	1.55	12.70 to 11.97
	2009	957	17.68 to 14.37	16,616	2.05 to 1.40	2.53	24.04 to 23.24
	2008	1,126	14.25 to 11.66	15,769	2.05 to 1.40	2.09	(38.24) to (38.64)
Equity-Income Trust Series I	2012	7,402	23.71 to 16.98	229,408	1.90 to 0.45	2.01	16.83 to 15.14
	2011	8,654	20.29 to 14.74	230,737	1.90 to 0.45	1.72	(1.25) to (2.67)
	2010	9,698	20.55 to 15.15	263,326	1.90 to 0.45	1.83	14.60 to 12.95
	2009	11,371	17.93 to 13.41	270,462	1.90 to 0.45	2.11	25.15 to 23.35
	2008	13,650	14.33 to 10.87	261,747	1.90 to 0.45	2.24	(36.25) to (37.17)
Equity-Income Trust Series II	2012	8,601	19.57 to 19.37	147,658	2.05 to 0.45	1.82	16.65 to 14.79
	2011	10,066	16.88 to 16.78	149,902	2.05 to 0.45	1.60	(1.46) to (3.02)
	2010	10,031	17.40 to 17.02	153,300	2.05 to 0.45	1.68	14.40 to 12.58
	2009	10,954	15.46 to 14.88	148,222	2.05 to 0.45	1.95	24.98 to 23
	2008	11,489	12.57 to 11.91	126,409	2.05 to 0.45	2.11	(36.45) to (37.46)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Financial Services Trust Series I	2012	752	$15.80 to $13.71	$10,491	1.90% to 0.45%	0.77%	17.52% to 15.82%
	2011	891	13.44 to 11.83	10,689	1.90 to 0.45	1.50	(9.92) to (11.21)
	2010	1,177	14.92 to 13.33	15,858	1.90 to 0.45	0.30	11.75 to 10.14
	2009	1,450	13.35 to 12.10	17,662	1.90 to 0.45	0.70	40.77 to 38.74
	2008	1,624	9.48 to 8.72	14,200	1.90 to 0.45	0.82	(44.90) to (45.70)
Financial Services Trust Series II	2012	1,292	16.84 to 16.64	18,856	2.05 to 0.45	0.58	17.29 to 15.42
	2011	1,537	14.42 to 14.36	19,380	2.05 to 0.45	1.33	(10.07) to (11.49)
	2010	1,906	16.29 to 15.96	27,065	2.05 to 0.45	0.13	11.50 to 9.73
	2009	2,251	14.85 to 14.32	29,096	2.05 to 0.45	0.51	40.35 to 38.12
	2008	2,477	10.75 to 10.20	23,207	2.05 to 0.45	0.66	(45.00) to (45.88)
Founding Allocation Trust Series I	2012	3,312	14.03 to 13.52	46,220	1.55 to 0.80	3.03	15.33 to 14.46
	2011	3,582	12.17 to 11.82	43,411	1.55 to 0.80	2.93	(2.19) to (2.92)
	2010	3,738	12.44 to 12.17	46,366	1.55 to 0.80	3.90	9.78 to 8.96
	2009	3,794	11.33 to 11.17	42,903	1.55 to 0.80	5.28	30.42 to 29.45
	2008	1,345	8.69 to 8.63	11,671	1.55 to 0.80	6.91	(30.51) to (30.97)
Founding Allocation Trust Series II	2012	93,099	21.51 to 11.47	1,100,917	2.05 to 0.35	2.79	15.62 to 13.66
	2011	103,682	18.61 to 10.09	1,072,795	2.05 to 0.35	2.61	(2.05) to (3.70)
	2010	116,260	18.99 to 10.48	1,242,478	2.05 to 0.35	3.52	10.05 to 8.20
	2009	128,398	17.26 to 9.68	1,261,886	2.05 to 0.35	3.86	30.67 to 28.46
	2008	136,082	13.21 to 7.54	1,035,742	2.05 to 0.35	2.91	5.67 to (36.87)
Fundamental All Cap Core Trust Series II	2012	2,867	22.98 to 19.69	59,159	2.05 to 0.45	0.57	22.75 to 20.79
	2011	3,148	18.72 to 16.3	53,548	2.05 to 0.45	0.83	(2.73) to (4.27)
	2010	3,600	19.24 to 17.02	63,655	2.05 to 0.45	0.92	18.68 to 16.80
	2009	4,142	16.21 to 14.57	62,407	2.05 to 0.45	1.17	27.45 to 25.42
	2008	4,771	12.72 to 11.62	57,017	2.05 to 0.45	0.62	(43.50) to (44.40)
Fundamental Holdings Trust Series II	2012	74,401	13.17 to 12.13	929,069	2.05 to 0.45	1.55	11.96 to 10.18
	2011	81,570	11.76 to 11.01	918,855	2.05 to 0.45	1.32	(1.65) to (3.20)
	2010	89,991	12.16 to 11.37	1,041,332	2.05 to 0.35	1.38	7.96 to 1.20
	2009	94,707	12.01 to 10.54	1,009,532	2.05 to 0.35	1.67	26.24 to 24.11
	2008	64,804	9.52 to 8.49	553,472	2.05 to 0.35	5.63	(23.87) to (32.37)
Fundamental Holdings Trust Series III	2012	4,484	13.91 to 13.41	62,110	1.55 to 0.80	2.03	12.02 to 11.17
	2011	4,846	12.42 to 12.06	59,987	1.55 to 0.80	1.86	(1.49) to (2.23)
	2010	4,994	12.61 to 12.34	62,808	1.55 to 0.80	1.91	9.83 to 9.01
	2009	4,976	11.48 to 11.32	57,028	1.55 to 0.80	2.67	26.26 to 25.32
	2008	1,576	9.09 to 9.03	14,319	1.55 to 0.80	9.38	(27.26) to (27.74)
Fundamental Large Cap Value Trust Series II	2012	862	18.32 to 15.95	14,355	2.05 to 0.45	1.07	23.67 to 21.70
	2011	791	14.81 to 13.10	10,772	2.05 to 0.45	0.77	1.18 to (0.43)
	2010	851	14.64 to 13.16	11,584	2.05 to 0.45	1.70	12.6 to 10.81
	2009	969	13.00 to 11.87	11,846	2.05 to 0.45	1.88	23.95 to 21.98
	2008	1,107	10.49 to 9.74	11,037	2.05 to 0.45	2.09	(41.63) to (42.56)
Fundamental Value Trust Series I	2012	16,631	17.32 to 15.23	255,769	1.90 to 0.45	0.88	12.87 to 11.24
	2011	19,834	15.34 to 13.69	272,913	1.90 to 0.45	0.76	(4.21) to (5.59)
	2010	24,123	16.02 to 14.50	350,230	1.90 to 0.45	1.08	12.59 to 10.97
	2009	28,241	14.23 to 13.07	368,109	1.90 to 0.45	0.92	31.19 to 29.3
	2008	33,466	10.85 to 10.11	336,160	1.90 to 0.45	2.42	(39.59) to (40.47)
Fundamental Value Trust Series II	2012	14,454	18.50 to 17.96	229,708	2.05 to 0.45	0.71	12.67 to 10.87
	2011	16,833	16.42 to 16.20	240,692	2.05 to 0.45	0.60	(4.42) to (5.93)
	2010	19,504	17.22 to 17.18	295,599	2.05 to 0.45	0.89	12.37 to 10.59
	2009	22,342	15.57 to 15.29	305,287	2.05 to 0.45	0.73	31 to 28.92
	2008	23,786	12.08 to 11.67	251,341	2.05 to 0.45	0.64	(39.73) to (40.69)
Global Allocation (a)	2012	45	27.98 to 16.59	763	1.90 to 1.40	1.38	8.60 to 8.06
	2011	52	25.9 to 15.28	816	1.90 to 1.40	1.83	(4.97) to (5.44)
	2010	64	27.39 to 16.08	1,042	1.90 to 1.40	1.04	8.36 to 7.82
	2009	70	25.40 to 14.84	1,080	1.90 to 1.40	1.78	19.37 to 18.77
	2008	80	21.39 to 12.43	1,038	1.90 to 1.40	1.95	(20.69) to (21.09)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Global Bond Trust Series I	2012	1,983	$27.21 to $24.02	$61,078	1.90% to 0.45%	7.02%	6.55% to 5.00%
	2011	2,268	25.54 to 22.88	66,430	1.90 to 0.45	6.23	8.59 to 7.03
	2010	2,708	23.52 to 21.37	74,034	1.90 to 0.45	3.36	9.81 to 8.23
	2009	3,158	21.42 to 19.75	80,083	1.90 to 0.45	12.24	14.87 to 13.22
	2008	3,603	18.64 to 17.44	81,496	1.90 to 0.45	0.63	(4.91) to (6.28)
Global Bond Trust Series II	2012	6,626	26.32 to 18.50	148,540	2.05 to 0.45	7.00	6.33 to 4.63
	2011	7,393	24.75 to 17.68	158,254	2.05 to 0.45	6.05	8.36 to 6.65
	2010	8,787	22.84 to 16.58	176,267	2.05 to 0.45	3.20	9.63 to 7.89
	2009	9,500	20.84 to 15.37	176,112	2.05 to 0.45	11.74	14.62 to 12.8
	2008	9,374	18.18 to 13.62	154,496	2.05 to 0.45	0.58	(5.09) to (6.60)
Global Diversification Trust Series II	2012	56,688	13.24 to 12.19	711,503	2.05 to 0.45	1.53	15.03 to 13.20
	2011	62,998	11.51 to 10.77	694,418	2.05 to 0.45	1.63	(6.96) to (8.43)
	2010	69,808	12.65 to 11.77	835,495	2.05 to 0.35	1.80	10.02 to 0.89
	2009	74,544	12.54 to 10.69	806,356	2.05 to 0.35	1.81	35.81 to 33.53
	2008	62,576	9.23 to 8.01	504,068	2.05 to 0.35	4.62	(26.13) to (36.18)
Global Trust Series I	2012	6,898	17.35 to 14.41	134,571	1.90 to 0.45	2.11	21.20 to 19.44
	2011	7,965	14.32 to 12.06	129,704	1.90 to 0.45	1.98	(6.42) to (7.76)
	2010	8,540	15.30 to 13.08	153,628	1.90 to 0.45	1.54	7.28 to 5.73
	2009	9,050	14.26 to 12.37	157,234	1.90 to 0.45	1.71	30.78 to 28.90
	2008	6,778	10.91 to 9.60	109,603	1.90 to 0.45	1.91	(39.82) to (40.69)
Global Trust Series II	2012	1,516	18.85 to 18.66	25,430	2.05 to 0.45	1.90	20.96 to 19.03
	2011	1,747	15.68 to 15.59	24,513	2.05 to 0.45	1.77	(6.64) to (8.12)
	2010	1,904	17.06 to 16.69	28,926	2.05 to 0.45	1.30	7.07 to 5.37
	2009	2,125	16.19 to 15.59	30,510	2.05 to 0.45	1.43	30.51 to 28.44
	2008	2,398	12.61 to 11.95	26,665	2.05 to 0.45	1.61	(39.91) to (40.87)
Health Sciences Trust Series I	2012	1,425	32.89 to 27.38	41,483	1.90 to 0.45	0.00	31.36 to 29.46
	2011	1,642	25.04 to 21.15	36,661	1.90 to 0.45	0.00	10.07 to 8.49
	2010	1,907	22.75 to 19.49	39,069	1.90 to 0.45	0.00	15.18 to 13.52
	2009	2,244	19.75 to 17.17	40,345	1.90 to 0.45	0.00	31.22 to 29.33
	2008	2,673	15.05 to 13.28	37,029	1.90 to 0.45	0.00	(30.22) to (31.23)
Health Sciences Trust Series II	2012	1,938	35.27 to 31.62	57,932	2.05 to 0.45	0.00	31.06 to 28.97
	2011	2,175	26.91 to 24.52	50,178	2.05 to 0.45	0.00	9.90 to 8.16
	2010	2,391	24.49 to 22.67	50,728	2.05 to 0.45	0.00	14.95 to 13.13
	2009	2,553	21.31 to 20.04	47,857	2.05 to 0.45	0.00	30.96 to 28.89
	2008	2,876	16.27 to 15.55	41,778	2.05 to 0.45	0.00	(30.37) to (31.48)
High Yield Trust Series I	2012	2,307	23.69 to 21.64	52,828	1.90 to 0.45	7.28	18.46 to 16.74
	2011	2,754	20.00 to 18.54	53,477	1.90 to 0.45	8.36	0.45 to (1.00)
	2010	3,166	19.91 to 18.73	61,747	1.90 to 0.45	36.88	13.27 to 11.64
	2009	3,881	17.58 to 16.77	67,491	1.90 to 0.45	11.77	53.82 to 51.61
	2008	4,032	11.43 to 11.06	46,087	1.90 to 0.45	8.15	(29.84) to (30.85)
High Yield Trust Series II	2012	3,305	26.48 to 21.57	75,110	2.05 to 0.45	7.15	18.34 to 16.45
	2011	3,822	22.38 to 18.52	74,295	2.05 to 0.45	7.43	0.22 to (1.37)
	2010	4,143	22.33 to 18.78	81,174	2.05 to 0.45	40.90	13.03 to 11.23
	2009	5,174	19.76 to 16.88	90,802	2.05 to 0.45	13.15	53.66 to 51.23
	2008	4,362	12.86 to 11.16	50,595	2.05 to 0.45	8.02	(30.02) to (31.13)
International Core Trust Series I	2012	1,705	15.80 to 14.88	25,322	1.90 to 0.45	2.79	14.53 to 12.87
	2011	2,030	13.8 to 13.18	26,507	1.90 to 0.45	2.17	(9.98) to (11.28)
	2010	2,397	15.33 to 14.86	35,236	1.90 to 0.45	1.83	9.09 to 7.52
	2009	2,759	14.05 to 13.82	37,608	1.90 to 0.45	2.41	18.11 to 16.41
	2008	3,231	11.90 to 11.87	37,670	1.90 to 0.45	4.76	(38.90) to (39.78)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
International Core Trust Series II	2012	1,164	$20.58 to $18.45	$18,648	2.05% to 0.45%	2.50%	14.31% to 12.48%
	2011	1,466	18.29 to 16.14	20,647	2.05 to 0.45	1.98	(10.20) to (11.63)
	2010	1,664	20.70 to 17.98	26,533	2.05 to 0.45	1.64	8.89 to 7.16
	2009	1,799	19.32 to 16.51	26,618	2.05 to 0.45	2.16	17.99 to 16.12
	2008	1,971	16.63 to 13.99	24,822	2.05 to 0.45	4.67	(39.05) to (40.02)
International Equity Index Trust A Series I	2012	—	19.40 to 17.15	—	1.90 to 0.45	3.04	10.47 to 9.12
	2011	1,315	17.56 to 15.71	21,372	1.90 to 0.45	2.86	(14.62) to (15.85)
	2010	1,662	20.57 to 18.67	31,951	1.90 to 0.45	2.55	10.37 to 8.79
	2009	806	18.64 to 17.17	14,194	1.90 to 0.45	13.38	37.24 to 35.26
	2008	964	13.58 to 12.69	12,493	1.90 to 0.45	1.89	(44.80) to (45.59)
International Equity Index Trust A Series II	2012	—	19.07 to 16.64	—	2.05 to 0.45	2.75	10.27 to 8.80
	2011	1,659	17.29 to 15.29	25,980	2.05 to 0.45	2.76	(14.81) to (16.16)
	2010	1,998	20.29 to 18.24	37,023	2.05 to 0.45	2.18	10.22 to 9.07
	2009	912	18.41 to 16.82	15,753	2.05 to 0.45	13.97	36.87 to 34.69
	2008	996	13.45 to 12.48	12,716	2.05 to 0.45	1.70	(44.89) to (45.77)
International Equity Index Trust B Series NAV	2012	1,808	10.69 to 10.32	19,183	2.05 to 1.40	1.22	16.12 to 15.36
	2011	2,029	9.21 to 8.95	18,586	2.05 to 1.40	3.35	(15.18) to (15.73)
	2010	2,166	10.86 to 10.62	23,431	2.05 to 1.40	2.47	9.89 to 9.18
	2009	2,431	9.88 to 9.72	23,976	2.05 to 1.40	3.74	36.87 to 35.99
	2008	2,852	7.22 to 7.15	20,583	2.05 to 1.40	2.60	(45.16) to (45.52)
International Equity Index Trust B Series I	2012	1,641	13.24 to 13.21	21,733	1.90 to 0.45	6.85	5.94 to 5.69
International Equity Index Trust B Series II	2012	1,860	13.24 to 13.20	24,581	2.05 to 0.45	5.74	5.91 to 5.63
International Growth Stock Trust Series II	2012	1,565	13.00 to 12.96	20,386	2.05 to 0.45	3.02	3.98 to 3.71
International Opportunities Trust Series II	2012	—	15.49 to 13.74	—	2.05 to 0.45	1.94	7.70 to 6.25
	2011	1,850	14.39 to 12.93	23,511	2.05 to 0.45	0.67	(16.50) to (17.83)
	2010	2,261	17.23 to 15.74	35,029	2.05 to 0.45	1.21	12.88 to 11.09
	2009	2,507	15.26 to 14.16	34,890	2.05 to 0.45	0.81	36.65 to 34.48
	2008	2,821	11.17 to 10.53	29,250	2.05 to 0.45	0.90	(50.88) to (51.67)
International Small Company Trust Series I	2012	2,107	14.84 to 14.18	30,334	1.90 to 0.45	1.25	18.65 to 16.93
	2011	2,492	12.51 to 12.13	30,514	1.90 to 0.45	1.50	(16.60) to (17.80)
	2010	3,157	15.00 to 14.76	46,829	1.90 to 0.45	2.62	22.15 to 20.40
	2009	3,936	12.28 to 12.26	48,283	1.90 to 0.45	0.78	(1.76) to (1.95)
International Small Company Trust Series II	2012	1,456	14.75 to 14.03	20,750	2.05 to 0.45	1.09	18.46 to 16.57
	2011	1,755	12.46 to 12.04	21,347	2.05 to 0.45	1.35	(16.80) to (18.12)
	2010	2,060	14.97 to 14.70	30,456	2.05 to 0.45	2.50	21.90 to 19.97
	2009	2,329	12.28 to 12.25	28,557	2.05 to 0.45	0.77	(1.76) to (1.97)
International Value Trust Series I	2012	4,865	21.08 to 19.26	86,198	1.90 to 0.45	2.57	18.84 to 17.12
	2011	5,833	17.74 to 16.44	87,970	1.90 to 0.45	2.24	(13.24) to (14.49)
	2010	6,982	20.45 to 19.23	123,081	1.90 to 0.45	1.90	7.50 to 5.95
	2009	8,033	19.02 to 18.15	133,409	1.90 to 0.45	2.12	35.16 to 33.22
	2008	9,996	14.07 to 13.62	124,275	1.90 to 0.45	3.17	(42.92) to (43.75)
International Value Trust Series II	2012	4,463	23.54 to 22.30	86,302	2.05 to 0.45	2.36	18.54 to 16.64
	2011	5,397	20.19 to 18.82	89,100	2.05 to 0.45	2.08	(13.38) to (14.75)
	2010	6,119	23.68 to 21.72	118,156	2.05 to 0.45	1.70	7.28 to 5.58
	2009	6,734	22.43 to 20.25	123,005	2.05 to 0.45	1.97	34.98 to 32.84
	2008	7,623	16.88 to 15.00	104,997	2.05 to 0.45	3.07	(43.07) to (43.98)
Investment Quality Bond Trust Series I	2012	10,049	27.41 to 19.55	192,548	1.90 to 0.45	2.04	7.10 to 5.55
	2011	10,392	25.59 to 18.52	191,213	1.90 to 0.45	4.21	7.59 to 6.04
	2010	9,829	23.79 to 17.46	175,113	1.90 to 0.45	5.30	6.97 to 5.43
	2009	8,811	22.23 to 16.56	156,994	1.90 to 0.45	5.32	11.94 to 10.33
	2008	5,071	19.86 to 15.01	103,084	1.90 to 0.45	6.59	(2.12) to (3.53)
Investment Quality Bond Trust Series II	2012	5,945	22.02 to 16.90	113,711	2.05 to 0.45	1.86	6.80 to 5.10
	2011	6,440	20.62 to 16.08	116,853	2.05 to 0.45	3.76	7.37 to 5.67
	2010	7,580	19.20 to 15.22	129,806	2.05 to 0.45	4.63	6.82 to 5.12
	2009	8,375	17.98 to 14.48	135,967	2.05 to 0.45	5.56	11.7 to 9.92
	2008	6,302	16.09 to 13.17	92,405	2.05 to 0.45	5.85	(2.26) to (3.82)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Large Cap Trust Series I	2012	—	$15.67 to $14.16	—	1.90% to 0.45%	1.56%	13.67% to 13.13%
	2011	7,956	13.78 to 12.51	102,935	1.90 to 0.45	1.30	(2.50) to (3.90)
	2010	9,394	14.14 to 13.02	125,850	1.90 to 0.45	1.05	13.23 to 11.61
	2009	10,814	12.48 to 11.67	129,172	1.90 to 0.45	1.92	30.26 to 28.38
	2008	12,717	9.58 to 9.09	117,779	1.90 to 0.45	1.31	(39.79) to (40.66)
Large Cap Trust Series II	2012	—	15.51 to 13.87	—	2.05 to 0.45	1.25	13.62 to 13.03
	2011	639	13.65 to 12.27	8,074	2.05 to 0.45	1.13	(2.71) to (4.25)
	2010	704	14.03 to 12.81	9,264	2.05 to 0.45	0.84	13.03 to 11.24
	2009	790	12.41 to 11.52	9,291	2.05 to 0.45	1.72	29.96 to 27.90
	2008	932	9.55 to 9.01	8,533	2.05 to 0.45	1.09	(39.95) to (40.90)
Lifestyle Aggressive Trust Series I	2012	4,257	17.90 to 16.52	74,920	1.90 to 0.45	1.27	16.09 to 14.41
	2011	5,510	15.42 to 14.44	84,681	1.90 to 0.45	1.65	(6.92) to (8.26)
	2010	6,184	16.57 to 15.74	103,197	1.90 to 0.45	1.98	15.92 to 14.26
	2009	6,570	14.29 to 13.77	95,283	1.90 to 0.45	1.03	35.02 to 33.08
	2008	7,208	10.58 to 10.35	78,078	1.90 to 0.45	1.64	(42.25) to (43.09)
Lifestyle Aggressive Trust Series II	2012	8,463	20.96 to 20.58	148,442	2.05 to 0.45	1.12	15.91 to 14.06
	2011	10,061	18.38 to 17.76	154,321	2.05 to 0.45	1.51	(7.14) to (8.61)
	2010	11,278	20.11 to 19.12	188,589	2.05 to 0.45	1.74	15.60 to 13.77
	2009	12,202	17.67 to 16.54	178,414	2.05 to 0.45	0.85	34.85 to 32.71
	2008	12,730	13.32 to 12.27	140,031	2.05 to 0.45	1.49	(42.41) to (43.33)
Lifestyle Balanced Trust Series I	2012	36,808	23.08 to 18.17	663,373	1.90 to 0.45	2.18	11.36 to 9.75
	2011	40,215	20.73 to 16.56	667,591	1.90 to 0.45	3.29	0.17 to (1.27)
	2010	40,354	20.69 to 16.77	699,738	1.90 to 0.45	2.74	11.24 to 9.64
	2009	40,030	18.60 to 15.29	662,526	1.90 to 0.45	4.71	30.16 to 28.29
	2008	35,216	14.29 to 11.92	488,816	1.90 to 0.45	2.92	(31.61) to (32.60)
Lifestyle Balanced Trust Series II	2012	514,301	14.93 to 13.98	8,984,382	2.10 to 0.35	2.01	11.31 to 9.37
	2011	560,279	13.65 to 12.56	8,941,848	2.10 to 0.35	3.03	0.07 to (1.66)
	2010	606,988	13.88 to 12.55	9,859,909	2.10 to 0.35	2.59	11.10 to 11.06
	2009	611,485	16.63 to 11.30	9,123,269	2.05 to 0.35	4.44	30.02 to 27.83
	2008	536,639	13.01 to 8.69	6,354,575	2.05 to 0.35	3.27	(30.48) to (32.84)
Lifestyle Balanced Trust Series NAV	2012	5	15.37	71	1.20	2.25	10.56
	2011	5	13.9	70	1.20	3.57	(0.53)
Lifestyle Balanced PS Series II	2012	12,281	13.63 to 13.16	164,598	2.00 to 0.80	1.23	9.66 to 8.34
	2011	5,516	12.43 to 12.15	67,247	2.00 to 0.80	2.86	(0.56) to (2.82)
Lifestyle Conservative Trust Series I	2012	11,375	26.14 to 18.64	225,765	1.90 to 0.45	2.88	8.03 to 6.46
	2011	11,273	24.20 to 17.51	213,263	1.90 to 0.45	4.13	3.76 to 2.27
	2010	11,548	23.32 to 17.12	220,274	1.90 to 0.45	2.68	8.63 to 7.07
	2009	11,453	21.47 to 15.99	208,449	1.90 to 0.45	5.85	21.16 to 19.42
	2008	8,662	17.72 to 13.39	143,844	1.90 to 0.45	4.40	(15.95) to (17.16)
Lifestyle Conservative Trust Series II	2012	133,398	15.29 to 14.23	2,391,723	2.10 to 0.35	2.70	7.89 to 6.00
	2011	136,961	14.17 to 13.42	2,309,441	2.10 to 0.35	4.07	3.68 to 1.89
	2010	141,829	13.67 to 13.17	2,342,621	2.10 to 0.35	2.52	8.49 to 5.39
	2009	133,572	15.23 to 12.60	2,071,302	2.05 to 0.35	5.98	21.01 to 18.98
	2008	89,201	12.80 to 10.41	1,171,315	2.05 to 0.35	5.44	(16.69) to (17.39)
Lifestyle Conservative PS Series II	2012	4,109	13.35 to 13.17	54,631	2.00 to 0.80	1.35	6.67 to 5.39
	2011	2,167	12.52 to 12.50	27,160	2.00 to 0.80	3.27	0.13 to (0.03)
Lifestyle Growth Trust Series I	2012	37,058	20.67 to 17.34	617,143	1.90 to 0.45	1.83	13.35 to 11.71
	2011	37,273	18.23 to 15.52	565,281	1.90 to 0.45	2.69	(2.04) to (3.45)
	2010	36,720	18.61 to 16.08	595,817	1.90 to 0.45	2.47	12.51 to 10.89
	2009	35,026	16.54 to 14.50	534,792	1.90 to 0.45	3.45	32.70 to 30.79
	2008	33,091	12.47 to 11.09	410,760	1.90 to 0.45	2.40	(36.89) to (37.80)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Lifestyle Growth Trust Series II	2012	708,897	$15.33 to $13.43	$11,862,337	2.10% to 0.35%	1.63%	13.19% to 11.21%
	2011	737,881	13.78 to 11.87	11,115,623	2.10 to 0.35	2.46	(2.15) to (3.84)
	2010	778,123	14.34 to 12.13	12,206,253	2.10 to 0.35	2.26	14.68 to 12.44
	2009	783,017	17.07 to 10.78	11,149,868	2.05 to 0.35	3.24	32.48 to 30.25
	2008	739,885	13.11 to 8.14	8,170,434	2.05 to 0.35	2.53	(34.88) to (37.96)
Lifestyle Growth Trust Series NAV	2012	36	15.79	576	1.20	2.48	12.54
	2011	11	14.03	150	1.20	2.83	(2.72)
Lifestyle Growth PS Series II	2012	12,312	13.82 to 13.14	164,900	2.00 to 0.80	0.98	11.55 to 10.21
	2011	7,241	12.39 to 11.92	86,637	2.00 to 0.80	2.16	(0.89) to (4.63)
Lifestyle Moderate Trust Series I	2012	13,080	24.49 to 18.33	250,095	1.90 to 0.45	2.43	10.17 to 8.57
	2011	14,027	22.23 to 16.88	250,835	1.90 to 0.45	3.53	1.87 to 0.41
	2010	14,332	21.82 to 16.81	265,027	1.90 to 0.45	2.70	10.06 to 8.47
	2009	13,923	19.83 to 15.50	245,632	1.90 to 0.45	4.95	26.69 to 24.87
	2008	12,359	15.65 to 12.41	188,774	1.90 to 0.45	3.72	(24.57) to (25.66)
Lifestyle Moderate Trust Series II	2012	162,048	14.80 to 14.71	2,843,253	2.10 to 0.35	2.26	10.11 to 8.19
	2011	172,998	13.60 to 13.44	2,801,218	2.10 to 0.35	3.36	1.78 to 0.02
	2010	182,151	13.59 to 13.20	2,947,542	2.10 to 0.35	2.53	10.01 to 8.75
	2009	175,830	15.75 to 12.00	2,638,640	2.05 to 0.35	5.00	26.42 to 24.29
	2008	137,848	12.67 to 9.49	1,689,787	2.05 to 0.35	4.26	(24.06) to (25.90)
Lifestyle Moderate PS Series II	2012	5,877	13.56 to 13.22	78,796	2.00 to 0.80	1.33	8.68 to 7.37
	2011	2,737	12.48 to 12.31	33,824	2.00 to 0.80	2.82	(0.20) to (1.48)
Mid Cap Index Trust Series I	2012	1,288	27.33 to 21.95	30,406	1.90 to 0.45	1.37	16.95 to 15.26
	2011	1,598	23.37 to 19.04	32,480	1.90 to 0.45	0.61	(2.69) to (4.09)
	2010	1,987	24.01 to 19.85	41,949	1.90 to 0.45	1.06	25.42 to 23.61
	2009	2,155	19.15 to 16.06	36,668	1.90 to 0.45	1.02	36.15 to 34.19
	2008	2,545	14.06 to 11.97	32,196	1.90 to 0.45	0.93	(36.70) to (37.62)
Mid Cap Index Trust Series II	2012	2,956	25.00 to 24.48	63,742	2.05 to 0.45	1.19	16.77 to 14.91
	2011	3,634	21.75 to 20.96	67,846	2.05 to 0.45	0.45	(2.90) to (4.44)
	2010	4,172	22.77 to 21.59	81,260	2.05 to 0.45	0.82	25.24 to 23.26
	2009	4,703	18.47 to 17.24	74,103	2.05 to 0.45	0.84	35.77 to 33.61
	2008	5,042	13.82 to 12.70	59,488	2.05 to 0.45	0.70	(36.81) to (37.82)
Mid Cap Stock Trust Series I	2012	8,616	22.40 to 21.55	150,467	1.90 to 0.45	0.00	21.66 to 19.90
	2011	10,034	18.41 to 17.97	146,328	1.90 to 0.45	0.00	(9.61) to (10.91)
	2010	10,956	20.37 to 20.17	183,429	1.90 to 0.45	0.00	22.53 to 20.77
	2009	11,822	16.70 to 16.62	167,211	1.90 to 0.45	0.00	30.76 to 28.88
	2008	13,282	12.96 to 12.71	148,055	1.90 to 0.45	0.00	(44.02) to (44.83)
Mid Cap Stock Trust Series II	2012	4,244	26.20 to 24.70	93,860	2.05 to 0.45	0.00	21.46 to 19.52
	2011	4,954	21.57 to 20.67	91,649	2.05 to 0.45	0.00	(9.80) to (11.23)
	2010	5,660	23.92 to 23.28	117,687	2.05 to 0.45	0.00	22.25 to 20.32
	2009	6,241	19.57 to 19.35	107,670	2.05 to 0.45	0.00	30.46 to 28.39
	2008	6,954	15.07 to 15.00	93,272	2.05 to 0.45	0.00	(44.12) to (45.01)
Mid Value Trust Series I	2012	3,150	20.63 to 18.45	60,563	1.90 to 0.45	0.82	18.99 to 17.27
	2011	3,837	17.33 to 15.74	62,545	1.90 to 0.45	0.67	(5.35) to (6.71)
	2010	4,754	18.31 to 16.87	82,548	1.90 to 0.45	2.00	15.64 to 13.97
	2009	5,578	15.84 to 14.80	84,585	1.90 to 0.45	0.45	35.03 to 33.73
Mid Value Trust Series II	2012	3,713	20.48 to 18.11	69,529	2.05 to 0.45	0.62	18.75 to 16.85
	2011	4,560	17.24 to 15.50	72,765	2.05 to 0.45	0.49	(5.46) to (6.96)
	2010	5,481	18.24 to 16.66	93,544	2.05 to 0.45	1.80	15.27 to 13.44
	2009	6,142	15.82 to 14.68	92,029	2.05 to 0.45	0.35	45.36 to 43.05
	2008	700	10.89 to 10.26	7,325	2.05 to 0.45	0.92	(35.17) to (36.21)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Money Market Trust Series I	2012	8,934	$16.16 to $11.85	$133,630	2.10% to 0.45%	0.00%	(0.44)% to (2.08)%
	2011	11,391	16.23 to 12.10	172,109	2.10 to 0.45	0.00	(0.38) to (2.00)
	2010	11,385	16.29 to 12.35	176,239	2.10 to 0.45	0.00	(0.45) to (1.22)
	2009	15,261	16.36 to 12.61	240,290	1.90 to 0.45	0.22	(0.25) to (1.69)
	2008	22,608	16.40 to 12.83	365,001	1.90 to 0.45	1.73	1.31 to (0.16)
Money Market Trust Series II	2012	53,585	12.41 to 11.72	653,491	2.05 to 0.35	0.00	(0.34) to (2.03)
	2011	69,706	12.45 to 11.96	862,728	2.05 to 0.35	0.00	(0.28) to (1.95)
	2010	65,835	12.49 to 12.20	826,856	2.05 to 0.35	0.00	(0.35) to (2.03)
	2009	88,917	12.53 to 12.45	1,133,525	2.05 to 0.35	0.08	(0.27) to (1.95)
	2008	107,097	12.70 to 12.56	1,383,024	2.05 to 0.35	1.38	0.52 to (0.51)
Money Market Trust B Series NAV	2012	2,022	12.24 to 11.79	24,570	2.05 to 1.40	0.04	(1.35) to (1.99)
	2011	2,116	12.40 to 12.03	26,096	2.05 to 1.40	0.00	(1.30) to (1.94)
	2010	2,097	12.57 to 12.27	26,236	2.05 to 1.40	0.05	(1.34) to (1.98)
	2009	2,575	12.74 to 12.52	32,692	2.05 to 1.40	0.49	(0.92) to (1.56)
	2008	2,982	12.86 to 12.72	38,239	2.05 to 1.40	2.10	0.69 to 0.04
Mutual Shares Trust Series I	2012	15,586	13.02 to 12.55	202,024	1.55 to 0.80	1.42	13.11 to 12.26
	2011	16,469	11.51 to 11.18	188,918	1.55 to 0.80	0.95	(1.73) to (2.46)
	2010	14,733	11.72 to 11.47	172,166	1.55 to 0.80	2.97	10.63 to 9.80
	2009	11,608	10.59 to 10.44	122,736	1.55 to 0.80	2.01	26.32 to 25.38
	2008	2,191	8.38 to 8.33	18,360	1.55 to 0.80	2.97	(32.93) to (33.37)
Natural Resources Trust Series II	2012	3,042	37.69 to 32.29	88,915	2.05 to 0.45	0.55	(0.23) to (1.82)
	2011	3,724	37.77 to 32.89	112,991	2.05 to 0.45	0.29	(20.73) to (21.99)
	2010	4,484	47.65 to 42.16	174,979	2.05 to 0.45	0.42	14.36 to 12.54
	2009	4,957	41.67 to 37.46	173,158	2.05 to 0.45	0.68	58.18 to 55.67
	2008	4,520	26.34 to 24.06	103,282	2.05 to 0.45	0.28	(51.93) to (52.70)
PIMCO All Asset (a)	2012	1,772	21.48 to 18.70	34,575	2.05 to 0.45	4.58	14.13 to 12.31
	2011	1,756	18.82 to 16.65	30,376	2.05 to 0.45	6.52	1.20 to (0.40)
	2010	1,850	18.60 to 16.72	31,947	2.05 to 0.45	7.07	12.20 to 10.42
	2009	1,526	16.57 to 15.14	23,774	2.05 to 0.45	6.80	20.77 to 18.85
	2008	1,542	13.72 to 12.74	20,097	2.05 to 0.45	5.31	(16.55) to (17.88)
Real Estate Securities Trust Series I	2012	1,243	37.21 to 32.30	46,030	1.90 to 0.45	1.67	16.73 to 15.04
	2011	1,504	31.88 to 28.08	48,039	1.90 to 0.45	1.38	8.97 to 7.41
	2010	1,872	29.26 to 26.14	55,339	1.90 to 0.45	1.84	28.62 to 26.77
	2009	2,091	22.75 to 20.62	48,549	1.90 to 0.45	3.38	29.59 to 27.72
	2008	2,584	17.55 to 16.15	46,813	1.90 to 0.45	3.13	(39.70) to (40.57)
Real Estate Securities Trust Series II	2012	2,118	35.01 to 28.84	61,982	2.05 to 0.45	1.47	16.56 to 14.70
	2011	2,549	30.03 to 25.14	65,291	2.05 to 0.45	1.23	8.75 to 7.02
	2010	3,033	27.62 to 23.49	72,145	2.05 to 0.45	1.63	28.29 to 26.26
	2009	3,297	21.53 to 18.61	62,000	2.05 to 0.45	3.26	29.46 to 27.40
	2008	3,569	16.63 to 14.60	53,641	2.05 to 0.45	2.88	(39.85) to (40.81)
Real Return Bond Trust Series II	2012	3,373	21.39 to 18.32	64,818	2.05 to 0.45	1.56	8.09 to 6.37
	2011	3,909	19.79 to 17.23	70,205	2.05 to 0.45	3.61	11.36 to 9.60
	2010	4,727	17.77 to 15.72	77,016	2.05 to 0.45	10.80	8.18 to 6.46
	2009	5,613	16.42 to 14.76	85,502	2.05 to 0.45	0.09	18.69 to 16.81
	2008	5,990	13.84 to 12.64	77,729	2.05 to 0.45	0.55	(11.94) to (13.34)
Science & Technology Trust Series I	2012	5,715	15.00 to 11.23	78,992	1.90 to 0.45	0.00	9.95 to 8.36
	2011	6,739	13.64 to 10.36	84,728	1.90 to 0.45	0.00	(8.16) to (9.48)
	2010	8,374	14.85 to 11.45	113,408	1.90 to 0.45	0.00	24.05 to 22.27
	2009	9,847	11.97 to 9.36	108,495	1.90 to 0.45	0.00	63.75 to 61.39
	2008	11,304	7.31 to 5.80	77,390	1.90 to 0.45	0.00	(44.70) to (45.50)
Science & Technology Trust Series II	2012	2,111	19.96 to 19.92	35,388	2.05 to 0.45	0.00	9.73 to 7.98
	2011	2,616	18.45 to 18.19	40,402	2.05 to 0.45	0.00	(8.39) to (9.84)
	2010	3,165	20.46 to 19.86	53,799	2.05 to 0.45	0.00	23.83 to 21.86
	2009	3,709	16.79 to 16.04	51,365	2.05 to 0.45	0.00	63.40 to 60.81
	2008	3,149	10.44 to 9.81	27,165	2.05 to 0.45	0.00	(44.79) to (45.67)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Short Term Government Income Trust Series I	2012	4,333	$13.08 to $12.59	$55,470	1.90% to 0.45%	1.55%	0.75% to (0.71)%
	2011	5,231	12.99 to 12.68	66,861	1.90 to 0.45	2.24	2.31 to 0.84
	2010	6,422	12.69 to 12.57	81,022	1.90 to 0.45	1.41	1.55 to 0.57
Short Term Government Income Trust Series II	2012	4,262	13.02 to 12.47	53,831	2.05 to 0.45	1.33	0.55 to (1.05)
	2011	5,381	12.95 to 12.60	68,363	2.05 to 0.45	2.31	2.10 to 0.49
	2010	5,947	12.68 to 12.54	74,874	2.05 to 0.45	1.24	1.43 to 0.34
Small Cap Growth Trust Series I	2012	37	14.31 to 13.80	534	1.55 to 0.80	0.00	15.53 to 14.67
	2011	34	12.39 to 12.03	425	1.55 to 0.80	0.00	(7.56) to (8.25)
	2010	15	13.40 to 13.11	203	1.55 to 0.80	0.00	21.10 to 20.20
	2009	8	11.07 to 10.91	86	1.55 to 0.80	0.00	33.51 to 32.51
	2008	2	8.29 to 8.23	17	1.55 to 0.80	0.00	(33.69) to (34.13)
Small Cap Growth Trust Series II	2012	1,509	21.17 to 18.73	28,227	2.05 to 0.45	0.00	15.76 to 13.92
	2011	1,815	18.29 to 16.44	29,743	2.05 to 0.45	0.00	(7.43) to (8.90)
	2010	1,880	19.76 to 18.04	33,604	2.05 to 0.45	0.00	21.16 to 19.24
	2009	2,052	16.31 to 15.13	30,671	2.05 to 0.45	0.00	33.82 to 31.70
	2008	2,215	12.18 to 11.49	25,137	2.05 to 0.45	0.00	(40.07) to (41.03)
Small Cap Index Trust Series I	2012	698	19.03 to 12.50	13,101	1.90 to 0.45	1.90	15.58 to 13.90
	2011	867	16.71 to 12.50	14,214	1.90 to 0.45	1.08	(4.93) to (6.30)
	2010	1,068	17.83 to 12.50	18,602	1.90 to 0.45	0.51	25.80 to 23.99
	2009	1,130	14.38 to 12.50	15,815	1.90 to 0.45	0.80	26.08 to 24.26
	2008	1,375	12.16 to 11.57	15,410	1.90 to 0.45	1.23	(34.01) to (34.96)
Small Cap Index Trust Series II	2012	2,691	22.51 to 21.53	51,994	2.05 to 0.45	1.74	15.30 to 13.46
	2011	3,112	19.84 to 18.67	52,726	2.05 to 0.45	0.91	(5.07) to (6.57)
	2010	3,570	21.23 to 19.67	64,425	2.05 to 0.45	0.28	25.53 to 23.54
	2009	4,053	17.19 to 15.67	58,966	2.05 to 0.45	0.61	25.78 to 23.78
	2008	4,455	13.88 to 12.46	52,121	2.05 to 0.45	1.03	(34.13) to (35.18)
Small Cap Opportunities Trust Series I	2012	999	26.23 to 22.80	23,627	1.90 to 0.45	0.00	16.32 to 14.63
	2011	1,177	22.55 to 19.89	24,200	1.90 to 0.45	0.09	(3.60) to (4.98)
	2010	1,570	23.39 to 20.93	33,857	1.90 to 0.45	0.00	29.09 to 27.23
	2009	1,686	18.12 to 16.45	28,464	1.90 to 0.45	0.00	33.26 to 31.34
	2008	2,041	13.60 to 12.53	26,145	1.90 to 0.45	2.31	(42.39) to (43.23)
Small Cap Opportunities Trust Series II	2012	1,161	25.83 to 22.13	25,564	2.05 to 0.45	0.00	16.09 to 14.24
	2011	1,418	22.25 to 19.37	27,349	2.05 to 0.45	0.06	(3.76) to (5.28)
	2010	1,697	23.12 to 20.45	34,524	2.05 to 0.45	0.00	28.76 to 26.72
	2009	1,672	17.95 to 16.14	26,864	2.05 to 0.45	0.00	33.00 to 30.89
	2008	1,805	13.50 to 12.33	22,321	2.05 to 0.45	2.10	(42.51) to (43.43)
Small Cap Value Trust Series I	2012	34	17.96 to 17.31	605	1.55 to 0.80	0.86	14.77 to 13.91
	2011	35	15.65 to 15.20	541	1.55 to 0.80	0.92	0.24 to (0.51)
	2010	27	15.61 to 15.28	416	1.55 to 0.80	0.40	25.10 to 24.16
	2009	19	12.48 to 12.30	241	1.55 to 0.80	0.95	27.63 to 26.67
	2008	1	9.78 to 9.71	8	1.55 to 0.80	4.41	(21.77) to (22.29)
Small Cap Value Trust Series II	2012	1,814	22.26 to 19.69	36,243	2.05 to 0.45	0.59	14.98 to 13.15
	2011	2,404	19.36 to 17.40	42,339	2.05 to 0.45	0.58	0.39 to (1.20)
	2010	2,769	19.28 to 17.61	49,174	2.05 to 0.45	0.15	25.36 to 23.38
	2009	2,611	15.38 to 14.27	37,414	2.05 to 0.45	0.40	27.81 to 25.78
	2008	3,964	12.03 to 11.35	45,279	2.05 to 0.45	1.00	(26.60) to (27.77)
Small Company Value Trust Series I	2012	2,066	30.98 to 25.59	57,164	1.90 to 0.45	0.24	15.77 to 14.10
	2011	2,555	26.76 to 22.42	61,601	1.90 to 0.45	0.53	(1.37) to (2.79)
	2010	3,138	27.13 to 23.07	77,464	1.90 to 0.45	1.34	20.81 to 19.08
	2009	3,877	22.46 to 19.37	80,022	1.90 to 0.45	0.37	27.11 to 25.28
	2008	4,835	17.67 to 15.46	79,388	1.90 to 0.45	0.68	(27.38) to (28.43)
Small Company Value Trust Series II	2012	2,734	25.68 to 24.81	61,840	2.05 to 0.45	0.12	15.59 to 13.74
	2011	3,365	22.22 to 21.81	66,734	2.05 to 0.45	0.36	(1.64) to (3.20)
	2010	3,908	22.59 to 22.53	79,850	2.05 to 0.45	1.16	20.61 to 18.70
	2009	4,564	18.98 to 18.73	78,532	2.05 to 0.45	0.23	26.90 to 24.89
	2008	5,166	15.20 to 14.76	71,273	2.05 to 0.45	0.47	(27.54) to (28.70)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Smaller Company Growth Trust Series I	2012	1,576	$17.51 to $16.73	$26,754	1.90% to 0.45%	0.00%	15.70% to 14.02%
	2011	1,905	15.13 to 14.67	28,212	1.90 to 0.45	0.00	(7.52) to (8.85)
	2010	2,378	16.36 to 16.10	38,476	1.90 to 0.45	0.00	24.48 to 22.69
	2009	2,847	13.14 to 13.12	37,391	1.90 to 0.45	0.00	5.16 to 4.96
Smaller Company Growth Trust Series II	2012	897	17.40 to 16.55	15,048	2.05 to 0.45	0.00	15.46 to 13.62
	2011	1,221	15.07 to 14.56	17,933	2.05 to 0.45	0.00	(7.71) to (9.17)
	2010	1,433	16.33 to 16.03	23,083	2.05 to 0.45	0.00	24.29 to 22.32
	2009	1,649	13.14 to 13.11	21,623	2.05 to 0.45	0.00	5.09 to 4.87
Strategic Income Opportunities Trust Series I	2012	2,795	22.47 to 19.82	57,519	1.90 to 0.45	6.55	12.35 to 10.72
	2011	3,257	20.00 to 17.90	60,232	1.90 to 0.45	9.99	1.57 to 0.11
	2010	4,069	19.69 to 17.88	74,818	1.90 to 0.45	7.29	1.76 to 1.53
Strategic Income Opportunities Trust Series II	2012	3,198	22.37 to 19.48	63,288	2.05 to 0.45	6.38	12.10 to 10.31
	2011	3,621	19.96 to 17.66	64,718	2.05 to 0.45	9.94	1.43 to (0.18)
	2010	4,426	19.68 to 17.69	78,798	2.05 to 0.45	20.62	15.00 to 13.18
	2009	768	17.11 to 15.63	12,305	2.05 to 0.45	6.37	25.87 to 23.87
	2008	711	13.59 to 12.62	9,164	2.05 to 0.45	9.38	(9.18) to (10.62)
Total Bond Market Trust A Series II	2012	—	13.66 to 13.43	—	2.10 to 0.45	9.83	3.09 to 1.66
	2011	8,743	13.25 to 13.21	123,394	2.10 to 0.45	4.94	6.36 to 4.62
	2010	3,043	12.63 to 12.46	40,747	2.10 to 0.45	3.56	1.01 to (0.32)
	2009	64	13.63 to 12.35	869	2.05 to 1.20	2.31	2.10 to (1.19)
	2008	67	13.49 to 13.35	906	2.05 to 1.40	2.29	4.05 to 3.37
Total Bond Market Trust A - Series NAV	2012	—	14.93 to 14.55	—	1.55 to 0.80	9.56	2.96 to 2.31
	2011	8,369	14.50 to 14.22	121,074	1.55 to 0.80	3.65	6.33 to 5.54
	2010	6,262	13.64 to 13.47	85,282	1.55 to 0.80	4.17	4.99 to 4.20
	2009	2,361	12.99 to 12.93	30,655	1.55 to 0.80	5.95	3.94 to 3.43
Total Bond Market Trust B Series II	2012	11,124	12.47 to 12.44	138,532	2.10 to 0.45	4.56	(0.20) to (0.47)
Total Bond Market Trust B Series NAV	2012	10,629	12.47 to 12.46	132,524	1.55 to 0.80	5.79	(0.24) to (0.36)
Total Return Trust Series I	2012	7,524	27.55 to 20.42	173,281	1.90 to 0.45	1.91	8.00 to 6.43
	2011	8,767	25.51 to 19.18	189,221	1.90 to 0.45	4.10	3.45 to 1.96
	2010	11,096	24.66 to 18.81	234,959	1.90 to 0.45	2.38	7.16 to 5.62
	2009	12,463	23.01 to 17.81	250,132	1.90 to 0.45	3.98	13.08 to 11.46
	2008	13,162	20.35 to 15.98	237,527	1.90 to 0.45	4.71	2.30 to 0.83
Total Return Trust Series II	2012	12,617	22.63 to 17.50	249,311	2.05 to 0.45	1.78	7.80 to 6.08
	2011	14,095	21.00 to 16.50	261,575	2.05 to 0.45	3.93	3.24 to 1.61
	2010	17,037	20.34 to 16.24	310,049	2.05 to 0.45	2.14	6.92 to 5.23
	2009	17,776	19.02 to 15.43	306,156	2.05 to 0.45	3.94	12.85 to 11.06
	2008	15,080	16.85 to 13.90	233,587	2.05 to 0.45	4.73	2.14 to 0.51
Total Stock Market Index Trust Series I	2012	875	15.52 to 15.21	11,817	1.90 to 0.45	1.50	14.98 to 13.32
	2011	940	13.70 to 13.23	11,170	1.90 to 0.45	1.19	(0.17) to (1.61)
	2010	1,105	13.92 to 13.25	13,295	1.90 to 0.45	1.30	16.67 to 14.99
	2009	1,289	12.11 to 11.36	13,420	1.90 to 0.45	1.60	28.29 to 26.44
	2008	1,405	9.57 to 8.85	11,555	1.90 to 0.45	1.46	(37.48) to (38.39)
Total Stock Market Index Trust Series II	2012	1,905	19.81 to 19.50	33,349	2.05 to 0.45	1.29	14.70 to 12.87
	2011	2,152	17.27 to 17.27	33,256	2.05 to 0.45	1.00	(0.29) to (1.87)
	2010	2,547	17.60 to 17.32	39,945	2.05 to 0.45	1.07	16.36 to 14.52
	2009	3,056	15.37 to 14.88	41,686	2.05 to 0.45	1.40	27.95 to 25.92
	2008	3,348	12.21 to 11.63	36,104	2.05 to 0.45	1.29	(37.57) to (38.57)
Ultra Short Term Bond Trust Series I	2012	588	12.36 to 12.14	7,255	1.55 to 0.80	1.67	(0.27) to (1.02)
	2011	255	12.39 to 12.27	3,160	1.55 to 0.80	2.66	(0.67) to (1.41)
	2010	54	12.47 to 12.44	677	1.55 to 0.80	1.41	(0.20) to (0.47)
Ultra Short Term Bond Trust Series II	2012	9,950	12.42 to 11.91	120,203	2.10 to 0.35	1.01	0.02 to (1.73)
	2011	10,258	12.42 to 12.12	125,370	2.10 to 0.35	1.98	(0.43) to (2.15)
	2010	2,854	12.47 to 12.38	35,418	2.10 to 0.35	1.17	(0.23) to (0.95)
US Equity Trust Series I	2012	8,094	12.81 to 12.68	103,128	1.90 to 0.45	2.06	2.46 to 1.45
US Equity Trust Series II	2012	576	12.79 to 12.65	7,302	2.05 to 0.45	1.77	2.29 to 1.18

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Utilities Trust Series I	2012	820	$26.09 to $25.31	$19,070	1.90% to 0.45%	3.54%	13.14% to 11.50%
	2011	987	23.06 to 22.70	20,484	1.90 to 0.45	3.51	6.17 to 4.65
	2010	1,163	21.72 to 21.69	22,951	1.90 to 0.45	2.23	13.41 to 11.78
	2009	1,410	19.40 to 19.15	24,792	1.90 to 0.45	4.66	33.17 to 31.25
	2008	1,675	14.78 to 14.38	22,339	1.90 to 0.45	2.42	(38.92) to (39.81)
Utilities Trust Series II	2012	600	39.50 to 35.09	20,613	2.05 to 0.45	3.27	12.85 to 11.05
	2011	819	35.01 to 31.60	25,253	2.05 to 0.45	3.47	6.10 to 4.42
	2010	908	32.99 to 30.27	26,637	2.05 to 0.45	2.11	13.11 to 11.32
	2009	1,087	29.17 to 27.19	28,487	2.05 to 0.45	4.54	32.87 to 30.76
	2008	1,290	21.95 to 20.79	25,714	2.05 to 0.45	2.18	(39.01) to (39.98)
Value Opportunities (a)	2012	99	69.56 to 17.94	3,631	1.90 to 1.40	0.29	11.73 to 11.17
	2011	111	62.26 to 16.14	3,696	1.90 to 1.40	0.22	(3.90) to (4.38)
	2010	143	64.78 to 16.88	4,893	1.90 to 1.40	0.36	26.71 to 26.08
	2009	167	51.13 to 13.39	4,610	1.90 to 1.40	0.49	26.46 to 25.83
	2008	225	40.43 to 10.64	4,838	1.90 to 1.40	0.49	(41.03) to (41.33)
Value Trust Series I	2012	3,841	28.79 to 21.32	88,496	1.90 to 0.45	0.80	16.89 to 15.20
	2011	4,433	24.63 to 18.51	88,764	1.90 to 0.45	1.06	0.53 to (0.92)
	2010	5,104	24.50 to 18.68	104,428	1.90 to 0.45	0.98	21.67 to 19.92
	2009	5,781	20.14 to 15.58	99,043	1.90 to 0.45	1.36	40.55 to 38.52
	2008	4,528	14.33 to 11.25	67,974	1.90 to 0.45	1.00	(41.14) to (41.99)
Value Trust Series II	2012	1,216	27.44 to 25.62	26,654	2.05 to 0.45	0.62	16.65 to 14.79
	2011	1,384	23.91 to 21.96	26,358	2.05 to 0.45	0.84	0.38 to (1.21)
	2010	1,628	24.20 to 21.88	31,318	2.05 to 0.45	0.77	21.41 to 19.49
	2009	1,798	20.25 to 18.02	28,922	2.05 to 0.45	1.12	40.16 to 37.94
	2008	2,060	14.68 to 12.86	24,021	2.05 to 0.45	0.79	(41.22) to (42.16)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

*

These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

**

These ratios, which are not annualized, represent the distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc.

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services, LLC	John Hancock Investment Management Services, LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1) (i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to the registration statement, file number 333-70728, filed January 2, 2002.

(2)	Agreements for custody of securities and similar investments - Not Applicable.

(3) (i)	Underwriting Agreement dated August 10, 1995 - Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iv)	Form of Amendment to General Agent and Broker-Dealer Selling Agreement (amended with respect to GIFL Rollover Annuity and IRA Rollover Program), incorporated by reference to Exhibit 24(b)(3)(v) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-149421, filed on June 30, 2008.

(4)	(i)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 200.10—incorporated by reference to Exhibit 24(b)(4)(i) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(ii)	Specifications Pages for Venture 200.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(ii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(iii)	Specifications Pages for Venture 200.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(iii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(iv)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 201.10—incorporated by reference to Exhibit 24(b)(4)(iv) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(v)	Specifications Pages for Venture 201.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(v) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(vi)	Specifications Pages for Venture 201.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(vi) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(vii)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 202.10—incorporated by reference to Exhibit 24(b)(4)(vii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(viii)	Specifications Pages for Venture 202.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(viii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(ix)	Specifications Pages for Venture 202.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(ix) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

(5)		Form of Specimen Application for Flexible Purchase Payment (for GIFL Rollover) or Single Payment (for GIFL Select IRA Rollover) Individual Deferred Variable Annuity Contract, Non-Participating—incorporated by reference to Exhibit 24(b)(5) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

	(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.— incorporated by reference to Exhibit A(6)(b) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

	(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7)		Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)		Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(a) (i) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

(ii) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

(b) (i) Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(c) (i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, inorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)		Opinion of Counsel and consent to its use as to the legality of the securities being registered—incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167019, filed on July 30, 2010.

(10)		Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)		All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)		Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	(a)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G.Vrysen—incorporated by reference to Exhibit 24(b)(13)(b) of the initial filing of this registration statement, File No. 333-167019, filed on May 21, 2010.

	(b)	Power of Attorney for Steven Finch—incorporated by reference to Exhibit 24(b)(13)(b) of the Pre-Effective Amendment No. 1 of this Registration Statement, File No. 333-167019, filed on July 30, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(13)(c) to Post-Effective Amendment No.1 to this Registration Statement, File No. 333-167019, filed May 2, 2011.

	(d)	Power of Attorney for Craig Bromley. [FILED HEREWITH]

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF FEBRUARY 7, 2013

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director and Senior Vice President
Marc Costantini*	Executive Vice President
Peter Levitt**	Executive Vice President and Treasurer
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Michael Doughty††††	Executive Vice President
Peter Gordon***	Senior Vice President
Allan Hackney*	Senior Vice President and Chief Information Officer
Gregory Mack*	Senior Vice President
Steven Moore**	Senior Vice President
Diana L. Scott*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Arnold Bergman*	Vice President
Stephen J. Blewitt***	Vice President
Alan Block***	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
David Campbell**	Vice President and Chief Risk Officer
Bob Carroll*	Vice President
Joseph Catalano†	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF FEBRUARY 7, 2013

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Roy Kapoor**	Vice President
Mitchell Karman***	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Cynthia Lacasse***	Vice President
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Robert F. Lussky, Jr.*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Janis K. McDonough***	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer – Investments
Peter J. Mongeau†	Vice President
Scott Morin*	Vice President
Tom Mullen*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
James O’Brien†	Vice President
Frank O’Neill*	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Chief Accounting Officer
Peter de Vries**	Vice President
Karen Walsh*	Vice President
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon Street, Boston, MA 02117

****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801

†	Principal business office is 200 Berkeley Street, Boston, MA 02116

††	Principal business office is 380 Stuart Street, Boston, MA 02116

†††	Principal business office is 200 Clarendon Street, Boston, MA 02116

††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the

Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2012 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2012

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
83.5%
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings Berhad* (Malaysia)
59.45%
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
35.19%
John Hancock Investment Management Services, LLC (2) (Delaware)
54.29%
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

(2) The remaining 4.76% equity of John Hancock Investment Management Services, LLC is held by John Hancock Retirement Plan Services LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of February 28, 2013, there were 12 qualified contracts and 0 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter

John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Edward Eng**, Steve Finch*, Alan Seghezzi***, Christopher M. Walker**, and Karen Walsh**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31.	Management Services.

None.

Item 32.	Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 28th day of March, 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 28th day of March, 2013.

Signature	Title

/s/ Craig Bromley	Chairman and President
Craig Bromley	(Principal Executive Officer)

/s/ Steven Finch	Executive Vice President and Chief Financial Officer
Steven Finch	(Principal Financial Officer)

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Thomas Borshoff

*	Director
Paul M. Connolly

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

*/s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm

24(b) (13)(d)	Power of Attorney for Craig Bromley